UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number 811-21293
Nuveen Multi-Strategy Income and Growth Fund

(Exact name of registrant as specified in charter)
Nuveen Investments
333 West Wacker Drive
Chicago, IL 60606

(Address of principal executive offices) (Zip code)
Kevin J. McCarthy
Nuveen Investments
333 West Wacker Drive
Chicago, IL 60606

(Name and address of agent for service)
Registrant’s telephone number, including area code: (312) 917-7700
Date of fiscal year end: December 31
Date of reporting period: June 30, 2008
Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.
A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. SS. 3507.

ITEM 1. REPORTS TO SHAREHOLDERS

Semi-Annual Report June 30, 2008	Nuveen Investments Closed-End Funds

NUVEEN MULTI-STRATEGY INCOME AND GROWTH FUND JPC NUVEEN MULTI-STRATEGY INCOME AND GROWTH FUND 2 JQC

Attractive Distributions from a Portfolio of
Preferred and Convertible Securities,
Domestic and Foreign Equities, and Debt Instruments

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Chairman’s
LETTER TO SHAREHOLDERS

ï Robert P. Bremner ï Chairman of the Board
Dear Fellow Shareholders:

I’d like to use my initial letter to you to accomplish several things. First, I want to report that after fourteen years of service on your Fund’s Board, including the last twelve as chairman, Tim Schwertfeger retired from the Board in June. The Board has elected me to replace him as the chairman, the first time this role has been filled by someone who is not an employee of Nuveen Investments. Electing an independent chairman marks a significant milestone in the management of your Fund, and it aligns us with what is now considered a “best practice” in the fund industry. Further, it demonstrates the independence with which your Board has always acted on your behalf.

Following Tim will not be easy. During my eleven previous years on the Nuveen Fund Board, I found that Tim always set a very high standard by combining insightful industry and market knowledge and sound, clear judgment. While the Board will miss his wise counsel, I am certain we will retain the primary commitment Tim shared with all of us—an unceasing dedication to creating and retaining value for Nuveen Fund shareholders. This focus on value over time is a touchstone that I and all the other Board members will continue to use when making decisions on your behalf.

Second, I also want to report that we are very fortunate to be welcoming two new Board members to our team. John Amboian, the current chairman and CEO of Nuveen Investments, has agreed to replace Tim as Nuveen’s representative on the Board. John’s presence will allow the independent Board members to benefit not only from his leadership role at Nuveen but also his broad understanding of the fund industry and Nuveen’s role within it. We also are adding Terry Toth as an independent director. A former CEO of the Northern Trust Company’s asset management group, Terry will bring extensive experience in the fund industry to our deliberations.

Third, on behalf of the entire Board, I would like to acknowledge the effort the whole Nuveen organization is making to resolve the auction rate preferred share situation in a satisfactory manner. As you know, we are actively pursuing a number of possible solutions, all with the goal of providing liquidity for preferred shareholders while preserving the potential benefits of leverage for common shareholders. We appreciate the patience you have shown as we’ve worked through the many details involved.

Finally, I urge you to take the time to review the Portfolio Managers’ Comments, the Common Share Distribution and Share Price Information, and the Performance Overview sections of this report. All of us are grateful that you have chosen Nuveen Investments as a partner as you pursue your financial goals, and, on behalf of myself and the other members of your Fund’s Board, let me say we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

Robert P. Bremner
Chairman of the Board
August 22, 2008

 Portfolio Managers’ COMMENTS

Nuveen Investments Closed-End Funds	JPC, JQC

These Funds are advised by Nuveen Asset Management (NAM), which determines and oversees the Funds’ asset allocations. NAM uses a team of sub-advisers with specialties in different asset classes to manage the Funds’ portfolios. These subadvisers include Spectrum Asset Management, Inc., (Spectrum), Symphony Asset Management, LLC (Symphony), and Tradewinds Global Investors, LLC (Tradewinds). Symphony and Tradewinds are affiliates of Nuveen Investments.

Spectrum, an affiliate of Principal CapitalSM, manages the preferred securities positions within the income-oriented portion of each Fund’s portfolio. Mark Lieb, Bernie Sussman and Phil Jacoby, who have more than 50 years of combined experience in the preferred securities and other debt markets, lead the team at Spectrum.

Symphony had primary responsibility for investments in convertible, high yield and senior loan securities, and for domestic and international equity investments. The team at Symphony managing the convertible, high yield and senior loan portions of each portfolio is led by Gunther Stein and Lenny Mason, who have more than 25 years of combined investment management experience. The Symphony team responsible for managing domestic equity investments is led by Praveen Gottipalli and David Wang, while the group overseeing the Funds’ international equity exposure is led by Eric Olson. On a combined basis, these three equity portfolio managers have more than 25 years of investment management experience.

Tradewinds manages the portion of the Funds’ assets invested in global equities. The Tradewinds team is led by Dave Iben, who has more than 25 years of investment management experience.

Here representatives from Spectrum, Symphony and Tradewinds talk about their management strategies and the performance of both Funds for the six-month period ended June 30, 2008.

WHAT KEY STRATEGIES WERE USED TO MANAGE THE FUNDS DURING THIS REPORTING PERIOD?

The volatility caused by the sub-prime mortgage crisis and general illiquidity in the credit markets severely impacted preferred securities during this period. Our main focus was to control concentration risk, and we reduced credit exposure to the brokerage, regional bank and monoline insurance sectors. Although new issuance was heavy, market liquidity was

Discussions of specific investments are for illustrative purposes only and are not intended as recommendations of individual investments. The views expressed in this commentary represent those of the portfolio managers’ as of the date of this report and are subject to change at any time, based on market conditions and other factors. The Funds’ disclaim any obligation to advise shareholders of such changes.

extremely limited which put downward pressure on the secondary market prices. In addition, the relative value differentials between the individual investor-oriented $25 par preferred market and the institution-oriented $1000 par capital securities sector oscillated with unusual dispersion during the period. The $25 par sector outperformed capital securities by 5%, and the $25 par concentration was increased by approximately 2%. Additionally, we did find a few opportunities to sell some holdings and reinvest the proceeds into deeper discount or better structured capital securities.

For the Funds’ convertible bond, high yield and senior loan investments, Symphony continued to manage the portfolio using fundamental analysis to select issues that we believed offered strong asset coverage and attractive risk-adjusted returns. During this period, we avoided many loans issued by autos and homebuilders, companies that generally require a confident U.S. consumer and healthy U.S. economy to perform well. We also avoided many smaller loans that were done to finance leveraged buyouts. We didn’t believe there was sufficient value in these loans to compensate for the potential illiquidity and volatility if the earnings of the companies issuing loans remained challenged.

Throughout the year, we focused on adding to both Funds issues that we judged to be of relatively high quality for their asset class. These often were priced at a discount to par and structured with strong covenant protection. We also continued to avoid the vast majority of second lien loans. Similar to smaller loans, we didn’t believe that second lien loans offered sufficient additional yield to compensate investors for potentially increased volatility and lower recovery rates.

To manage the core domestic equity portion of both Funds, Symphony used both quantitative and qualitative methods to evaluate securities. The quantitative screening process served as the starting point for the decision making process. The qualitative process then provided a systematic way of researching companies from a broad perspective, ensuring the stocks selected for the portfolio were attractive in all important respects.

For the international equity holdings managed by Tradewinds, the basic investment philosophy continued to focus on finding good or improving business franchises around the globe whose securities were selling below their intrinsic value. In the first half of 2008, we found that the best value opportunities were in the securities of those businesses that were most leveraged to the growth of local economies. We continued to like materials, food, health care and energy stocks, which we believed would benefit from increased global demand. Conversely, we were rewarded for not holding financial and retail stocks in the developed markets, as these sectors experienced sizable corrections during the period.

Past performance does not guarantee future results. Current performance may be higher or lower than the data shown.

Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. For additional information, see the individual Performance Overview for your Fund in this report.

HOW DID THE FUNDS PERFORM OVER THIS SIX-MONTH PERIOD?

The performance of JPC and JQC, as well as a comparative benchmark, is presented in the accompanying table.

Cumulative Total Returns on Common Share Net Asset Value
For the six months ended 6/30/08

JPC	-6.23%
JQC	-4.30%
Comparative Benchmark[1]	-4.93%

For the six months ended June 30, 2008, JQC outperformed the comparative benchmark, while JPC underperformed.

One of the key factors in the performance of these Funds, relative to that of the unleveraged benchmark, was the Funds’ use of financial leverage. Although leveraging provides opportunities for additional income and total returns for common shareholders, it can also expose shareholders to additional risk—especially when market conditions are unfavorable. With the steep decrease in prices among many of the Funds’ holdings during this period, the impact of these valuation changes was magnified by the use of leverage. However, we firmly believe that the use of this strategy should work to the benefit of the Funds’ common shareholders over the long term.

1 Comparative benchmark performance is a blended return consisting of: 1) 33% of the Merrill Lynch Preferred Stock Hybrid Securities Index, an unmanaged index of investment-grade, exchange traded preferred issues with outstanding market values of at least $30 million and at least one year to maturity; 2) 27% of the Lehman Tier 1 Capital Securities Index, an unmanaged index that includes securities that can generally be viewed as hybrid fixed-income securities that either receive regulatory capital treatment or a degree of “equity credit” from a rating agency; 3) 30% of the Merrill Lynch All U.S. Convertibles Index consisting of approximately 575 securities with par value greater than $50 million that were issued by U.S. companies or non-U.S. based issuers that have a significant business presence in the U.S.; and 4) 10% of the CSFB High Yield Index, which includes approximately $375 billion of U.S.-Dollar-denominated high yield debt with a minimum of $75 million in par value and at least one rating below investment-grade. Index returns do not include the effects of any management fees or fund expenses. It is not possible to invest directly in an index.

6

The current preferred securities market is highly concentrated (about 80%) in financial issuers, whose issues were subject to significant selling pressure and price declines through much of the period. There also were some rather severe devaluations in the REIT mortgage sector, which in turn caused several of the Funds’ holdings to lose value.

Not all the news was bad. Approximately 2.5% of the Funds’ preferred securities were retired during the period (called, put back to the issuer or tendered by the issuer) at significantly higher prices than where they were trading. This boosted price performance and provided capital to invest at significantly higher yields.

Another factor weighing on performance was senior loans, which experienced a broad sell-off. One larger individual position which constrained results was Michael Stores. However, there were a few bright spots as we saw relative outperformance in a few of our larger loan positions, such as Tribune Company and Alltel.

The Funds’ exposure to core domestic equities, managed by Symphony, detracted from total returns due to the broad-based decline in the equity market. However, on a relative basis, the domestic equities held in the Funds’ outperformed the Russell 3000 Index. These results were driven mainly by strong stock in virtually every sector except telecommunications services and health care. The strongest individual contributors to performance were crop nutrient producer/distributor Mosaic, oil and natural gas producer Chesapeake Energy, natural gas-focused energy company Questar and international freight transportation company, CSX Corp.

The international equities managed by Symphony also detracted from the overall Funds’ returns as the international market declined in concert with the turmoil in the U.S. markets. Relative to the MSCI EAFE, the international equities underperformed as a result of weak stock selection in financials and consumer discretionary sectors. Babcock & Brown, Deutsche Boerse and Icici Bank—all financial companies—were some of the worst performers and bottom contributors to absolute performance for the first half of 2008.

For the global equity portion managed by Tradewinds, our holdings in the energy, industrials and information technology sectors were the largest contributors to positive performance. In particular, the strongest individual contributors to performance were global integrated energy giants StatoilHydro, Royal Dutch Shell and BP PLC, Japan’s largest telecom provider Nippon Telegraph and U.S. based gold mining companies Newmont Mining. Relative to the benchmark, the financial, energy and industrial sectors were the top contributors. Our global focus allowed us to participate in the several fast growing world markets and benefit from the declining value of the dollar. Our covered call writing strategy generated positive cash flow, which also enhanced the Fund’s performance.

The worst performers were zinc and copper mining company Apex Silver, U.S., pork and beef supplier Smithfield Foods, and Swiss global financial services firm UBS. Although their performance was disappointing, we believe that all three companies have upside potential.

RECENT DEVELOPMENTS IN THE AUCTION RATE PREFERRED SECURITIES (ARPS) MARKETS

Beginning in February 2008, more shares for sale were submitted in the regularly scheduled auctions for the preferred shares issued by these Funds than there were offers to buy. This meant that these auctions “failed to clear” and that many or all auction preferred shareholders who wanted to sell their shares in these auctions were unable to do so. This decline in liquidity in auction preferred shares did not lower the credit quality of these shares, and auction preferred shareholders unable to sell their shares received distributions at the “maximum rate” applicable to failed auctions as calculated in accordance with the pre-established terms of the auction preferred shares. As approved by each Fund’s Board of Trustees, JPC and JQC redeemed $450 million and $640 million of their outstanding FundPreferred shares, respectively, at liquidation value, during the six months ended June 30, 2008. Proceeds for the redemptions were provided through a prime brokerage facility with a major bank.

For current, up-to-date information, please visit the Nuveen CEF Auction Rate Preferred Resource Center at: http://www.nuveen.com/ResourceCenter/AuctionRatePreferred.aspx.

Common Share
Distribution and Share Price
INFORMATION

We are providing you with information regarding your Fund’s distributions. This information is as of June 30, 2008, and likely will vary over time based on the Fund’s investment activities and portfolio investment value changes.

The Funds employ financial leverage through the issuance of FundPreferred shares, as well as through bank borrowings. Financial leverage provides the potential for higher earnings (net investment income), total returns and distributions over time, but – as noted earlier – also increases the variability of common shareholders’ net asset value per share in response to changing market conditions. Over the reporting period, the impact of financial leverage on the Fund’s net asset value per share contributed positively to the income return and detracted from the price return. The overall impact of financial leverage detracted from the Fund’s total return.

Each Fund has a managed distribution program. The goal of a managed distribution program is to provide common shareholders with relatively consistent and predictable cash flow by systematically converting its expected long-term return potential into regular distributions. As a result, regular common share distributions throughout the year are likely to include a portion of expected long-term gains (both realized and unrealized), along with net investment income.

Important points to understand about the managed distribution program are:

•	Each Fund seeks to establish a relatively stable common share distribution rate that roughly corresponds to the projected total return from its investment strategy over an extended period of time. However, you should not draw any conclusions about a Fund’s past or future investment performance from its current distribution rate.

•	Actual common share returns will differ from projected long-term returns (and therefore a Fund’s distribution rate), at least over shorter time periods. Over a specific timeframe, the difference between actual returns and total distributions will be reflected in an increasing (returns exceed distributions) or a decreasing (distributions exceed returns) Fund net asset value.

•	Each distribution is expected to be paid from some or all of the following sources:

•	net investment income (regular interest and dividends),

•	realized capital gains, and

•	unrealized gains, or, in certain cases, a return of principal (non-taxable distributions).

•	A non-taxable distribution is a payment of a portion of a Fund’s capital. When a Fund’s returns exceed distributions, it may represent portfolio gains generated but not realized as a taxable capital gain. In periods when a Fund’s return falls short of distributions, it will represent a portion of your original principal unless the shortfall is offset during other time periods over the life of your investment (previous or subsequent) when a Fund’s total return exceeds distributions.

•	Because distribution source estimates are updated during the year based on a Fund’s performance and forecast for its current fiscal year (which is the calendar year for each Fund), estimates on the nature of your distributions provided at the time distributions are paid may differ from both the tax information reported to you in your Fund’s IRS Form 1099 statement provided at year end, as well as the ultimate economic sources of distributions over the life of your investment.

The following table provides estimated information regarding each Fund’s common share distributions and total return performance for the six months ended June 30, 2008. The distribution information is presented on a tax basis rather than on a generally accepted accounting principles (GAAP) basis. This information is intended to help you better understand whether the Fund’s returns for the specified time period were sufficient to meet each Fund’s distributions.

As of 6/30/08 (Common Shares)	JPC	JQC
Inception date	3/26/03	6/25/03
Six months ended June 30, 2008:
Per share distribution:
From net investment income	$0.37	$0.38
From realized capital gains	—	—
From return of capital	0.20	0.19

Total per share distribution	$0.57	$0.57

Distribution rate on NAV	5.16%	5.02%

Annualized total returns:
Six-Month (Cumulative) on NAV	-6.23%	-4.30%
1-Year on NAV	-13.29%	-11.58%
5-Year on NAV	2.92%	3.50%
Since inception on NAV	3.72%	3.46%

COMMON SHARE REPURCHASES AND SHARE PRICE INFORMATION

On November 21, 2007, the Funds’ Board of Trustees approved an open market share repurchase program, as part of a broad, ongoing effort designed to support the market prices of the Funds’ common shares. Repurchases not only help to support the market price but, because such purchases are made at a discount to NAV, they have the effect of augmenting NAV. Under the terms of the program, each Fund may repurchase up to 10% of its outstanding common shares. During the six months ended June 30, 2008, JQC repurchased 38,900 shares. As of June 30, 2008, JPC had repurchased 311,100 common shares and JQC had repurchased 764,500 common shares, representing approximately 0.3% and 0.5% of each Fund’s total common shares outstanding, respectively.

As of June 30, 2008, the Funds’ share prices were trading relative to their common share NAVs as shown in the accompanying table:

	6/30/08	6-Month Average
	Discount	Discount
JPC	-12.86%	-11.90%
JQC	-13.04%	-12.42%

Fund Snapshot
Common Share Price	$9.62

Common Share Net Asset Value	$11.04

Premium/(Discount) to NAV	-12.86%

Current Distribution Rate[1]	11.85%

Net Assets Applicable to Common Shares ($000)	$1,097,542

Average Annual
Total Return
(Inception 3/26/03)
	On Share
	Price	On NAV
6-Month (cumulative)	-6.86%	-6.23%

1-Year	-19.16%	-13.29%

5-Year	0.01%	2.92%

Since Inception	0.84%	3.72%

Industries
(as a % of total investments)[2]
Commercial Banks	16.7%

Insurance	10.2%

Real Estate	8.5%

Capital Markets	6.0%

Media	5.2%

Oil, Gas & Consumable Fuels	4.3%

Diversified Financial Services	3.9%

Metals & Mining	3.5%

Electric Utilities	2.4%

Health Care Providers & Services	2.3%

Diversified Telecommunication Services	2.0%

Hotels, Restaurants & Leisure	1.6%

Energy Equipment & Services	1.5%

Pharmaceuticals	1.5%

Thrifts & Mortgage Finance	1.5%

Investment Companies	1.5%

Food Products	1.4%

Chemicals	1.2%

Communications Equipment	1.1%

Short-Term Investments	4.7%

Other	19.0%

Top Five Issuers
(as a % of total investments)[3]
Citigroup Inc.	1.6%

ING Groep N.V.	1.5%

Delphi Financial Group, Inc.	1.5%

Wachovia Corporation	1.5%

HSBC Corporation	1.4%

JPC Performance OVERVIEW	Nuveen Multi-Strategy Income and Growth Fund as of June 30, 2008

Portfolio Allocation (as a % of total investments)2

2007-2008 Distributions Per Common Share

Common Share Price Performance—Weekly Closing Price

1	Current Distribution Rate is based on the Fund’s current annualized quarterly distribution divided by the Fund’s current market price. The Fund’s quarterly distributions to its shareholders may be comprised of ordinary income, net realized capital gains and, if at the end of the calendar year the Fund’s cumulative net ordinary income and net realized gains are less than the amount of the Fund’s distributions, a return of capital for tax purposes.

2	Excluding common stocks sold short and derivative transactions.

3	Excluding short-term investments, common stocks sold short and derivative transactions.

Fund Snapshot
Common Share Price	$9.87

Common Share Net Asset Value	$11.35

Premium/(Discount) to NAV	-13.04%

Current Distribution Rate[1]	11.55%

Net Assets Applicable to Common Shares ($000)	$1,585,893

Average Annual
Total Return
(Inception 6/25/03)
	On Share
	Price	On NAV
6-Month (cumulative)	-5.10%	-4.30%

1-Year	-17.38%	-11.58%

5-Year	0.41%	3.50%

Since Inception	0.42%	3.46%

Industries
(as a % of total investments)[2]
Commercial Banks	17.2%

Insurance	10.2%

Real Estate	8.1%

Media	5.5%

Diversified Financial Services	4.8%

Capital Markets	4.6%

Oil, Gas & Consumable Fuels	4.3%

Metals & Mining	3.4%

Diversified Telecommunication Services	2.7%

Electric Utilities	2.2%

Health Care Providers & Services	2.0%

Energy Equipment & Services	1.6%

Hotels, Restaurants & Leisure	1.6%

Thrifts & Mortgage Finance	1.5%

Food Products	1.5%

Pharmaceuticals	1.5%

Investment Companies	1.5%

Chemicals	1.3%

Short-Term Investments	5.2%

Other	19.3%

Top Five Issuers
(as a % of total investments)[3]
Citigroup Inc.	1.7%

Wachovia Corporation	1.6%

Banco Santander S.A.	1.6%

AgFirst Farm Credit Bank	1.5%

ING Groep N.V.	1.5%

JQC Performance OVERVIEW	Nuveen Multi-Strategy Income and Growth Fund 2 as of June 30, 2008

Portfolio Allocation (as a % of total investments)2

2007-2008 Distributions Per Common Share

Common Share Price Performance—Weekly Closing Price

1	Current Distribution Rate is based on the Fund’s current annualized quarterly distribution divided by the Fund’s current market price. The Fund’s quarterly distributions to its shareholders may be comprised of ordinary income, net realized capital gains and, if at the end of the calendar year the Fund’s cumulative net ordinary income and net realized gains are less than the amount of the Fund’s distributions, a return of capital for tax purposes.

2	Excluding common stocks sold short and derivative transactions.

3	Excluding short-term investments, common stocks sold short and derivative transactions.

Shareholder Meeting Report

The Annual Meeting of Shareholders was held in the offices of Nuveen Investments on June 30, 2008.

	JPC		JQC
Approval of the Board Members was reached as follows:
	Common and		Common and
	FundPreferred	FundPreferred	FundPreferred	FundPreferred
	shares voting	shares voting	shares voting	shares voting
	together	together	together	together
	as a class	as a class	as a class	as a class
John P. Amboian
For	88,415,521	—	122,953,167	—
Withhold	2,073,952	—	2,918,028	—

Total	90,489,473	—	125,871,195	—

William C. Hunter
For	—	14,807	—	31,893
Withhold	—	383	—	1,125

Total	—	15,190	—	33,018

David J. Kundert
For	88,417,657	—	122,923,080	—
Withhold	2,071,816	—	2,948,115	—

Total	90,489,473	—	125,871,195	—

William J. Schneider
For	—	14,780	—	31,770
Withhold	—	410	—	1,248

Total	—	15,190	—	33,018

Terence J. Toth
For	88,420,397	—	122,947,878	—
Withhold	2,069,076	—	2,923,317	—

Total	90,489,473	—	125,871,195	—

JPC	Nuveen Multi-Strategy Income and Growth Fund Portfolio of INVESTMENTS
June 30, 2008 (Unaudited)

Shares	Description (1)	Value
	Common Stocks 43.2% (25.7% of Total Investments)
	Aerospace & Defense – 0.5%
12,890	Boeing Company	$847,131
3,060	Esterline Technologies Corporation, (2)	150,736
12,930	Finmeccanica S.p.A.	339,566
11,836	Lockheed Martin Corporation	1,167,740
12,100	Orbital Sciences Corporation, (2)	285,076
43,900	Thales S.A.	2,502,086

	Total Aerospace & Defense	5,292,335
	Airlines – 0.0%
21,450	Lufthansa AG	462,676
	Auto Components – 0.3%
40,810	Aisin Seiki Company Limited	1,337,466
24,730	Magna International Inc., Class A	1,465,005

	Total Auto Components	2,802,471
	Automobiles – 0.5%
24,530	Daimler-Chrysler AG	1,512,765
37,160	Honda Motor Company Limited	1,264,555
1,140	S.A. D’Ieteren N.V.	314,821
18,340	Toyota Motor Corporation	1,723,960
41,300	Yamaha Motor Company Limited	772,831

	Total Automobiles	5,588,932
	Beverages – 1.2%
3,000	Boston Beer Company, (2)	122,040
99,780	Coca Cola Amatil Limited	670,535
52,780	Coca-Cola Company	2,743,504
19,200	Diageo PLC, Sponsored ADR	1,418,304
48,210	Fomento Economico Mexicano S.A.	2,194,037
66,280	Heineken N.V.	3,383,177
22,840	Molson Coors Brewing Company, Class B	1,240,897
29,970	Pepsi Bottling Group, Inc.	836,762
8,270	SABMiller PLC	189,764

	Total Beverages	12,799,020
	Biotechnology – 0.7%
11,890	Alnylam Pharmaceuticals, Inc.	317,820
69,500	Amgen Inc., (2), (10)	3,277,620
17,050	Cephalon, Inc., (2)	1,137,065
7,150	Genentech, Inc., (2)	542,685
17,780	Genzyme Corporation, (2)	1,280,516
13,880	Novo-Nordisk A/S	916,080

	Total Biotechnology	7,471,786
	Capital Markets – 0.9%
36,630	Bank of New York Company, Inc.	1,385,713
12,410	BGC Partners Inc., Class A, (2)	93,696
11,340	Calamos Asset Management, Inc. Class A	193,120
26,740	Credit Suisse Group	1,211,589
12,290	Credit Suisse Group	564,242
161,390	Daiwa Securities Group Inc.	1,483,417
39,130	Invesco LTD	938,337
25,030	JPMorgan Chase & Co.	858,779
62,940	Man Group PLC	778,673
111,272	UBS AG, (10)	2,298,880

	Total Capital Markets

Shares	Description (1)	Value
	Chemicals – 1.6%
9,820	Air Products & Chemicals Inc.	$970,805
720	Bayer AG	60,509
9,160	Bayer AG	768,835
1,440	CF Industries Holdings, Inc.	220,032
14,190	Eastman Chemical Company	977,123
207,300	Mitusi Chemicals	1,021,028
30,420	Mosaic Company, (2)	4,401,774
265,760	Nissan Chemical Industries Limited	3,268,659
280	Potash Corporation of Saskatchewan	64,000
16,640	Potash Corporation of Saskatchewan	3,860,473
24,960	Shin-Etsu Chemical Company Limited	1,546,704
12,250	Terra Industries, Inc., (2)	604,538

	Total Chemicals	17,764,480
	Commercial Banks – 2.2%
350	Allied Irish Banks	10,777
77,570	Allinaz S.E.	1,353,597
1,500	Banco Bilbao Vizcaya Argentaria S.A.	28,455
2,295	Banco Bradesco S.A., ADR	46,956
2,325	Banco Itau Holdings Financeira, S.A.	47,221
41,230	Banco Santander Central S.A.	749,974
7,150	Bank of Montreal	294,795
1,510	Barclays PLC	34,957
51,620	Barclays PLC	299,718
22,020	BB&T Corporation	501,395
25,720	BNP Paribas S.A.	2,330,075
9,490	Community Bank System Inc.	195,684
31,950	Credit Agricole S.A.	652,942
246,750	DnB NOR ASA	3,139,362
111,360	Hang Seng Bank	2,349,382
15,520	ICICI Bank Limited, ADR	446,355
53,680	IntesaSanpaolo SpA	306,626
1,370	KBC Group NV	152,133
5,230	Kookmin Bank	306,007
23,880	Lloyds TSB Group PLC, Sponsored ADR	589,120
23,770	Marshall and Ilsley Corporation	364,394
11,960	National Australia Bank Limited, Sponsored ADR	303,834
2,704	National Bank of Greece S.A.	121,844
31,136	National Bank of Greece S.A.	278,048
859,260	Nishi-Nippon City Bank Limited	2,557,105
10,980	Nordic Baltic Holdings FDR	151,506
22,830	Northern Trust Corporation	1,565,453
9,830	PNC Financial Services Group, Inc.	561,293
4,410	Prosperity Bancshares, Inc.	117,879
60,158	Royal Bank of Scotland, PLC	257,625
46,010	Standard Chartered PLC	1,310,523
4,540	SVB Financial Group, (2)	218,419
20,920	Sydbank A/S	797,209
5,250	UMB Financial Corporation	269,168
54,910	United Overseas Bank Limited	751,479
18,780	Wachovia Corporation	291,653

	Total Commercial Banks	23,752,963
	Commercial Services & Supplies – 0.9%
327,800	Allied Waste Industries, Inc., (2), (10)	4,136,836
2,246	Consolidated Graphics Inc., (2)	110,660
25,890	Corrections Corporation of America, (2)	711,198
1,850	Dun and Bradstreet Inc.	162,134
36,940	Michael Page International PLC	171,991
26,410	Randstad Holding N.V.	923,104
293,300	Toppan Printing Company Limited	3,228,965

	Total Commercial Services & Supplies	9,444,888

JPC	Nuveen Multi-Strategy Income and Growth Fund (continued) Portfolio of INVESTMENTS June 30, 2008 (Unaudited)

Shares	Description (1)	Value
	Communications Equipment – 0.8%
4,380	Comtech Telecom Corporation, (2)	$214,620
76,950	Corning Incorporated	1,773,698
6,330	Interdigital Inc., (2)	153,946
170,000	LM Ericsson Telefonaktiebolget, (10)	1,768,000
52,490	Nokia Oyj, Sponsored ADR	1,286,005
75,230	QUALCOMM Inc.	3,337,955
30,760	Telemex Internacional SAB de CV	495,236

	Total Communications Equipment	9,029,460
	Computers & Peripherals – 0.9%
20,811	Apple, Inc., (2)	3,484,592
60,630	Hewlett-Packard Company	2,680,452
21,720	International Business Machines Corporation (IBM)	2,574,472
7,950	NCR Corporation, (2)	200,340
60,613	Netwwork Appliance Inc., (2)	1,312,878

	Total Computers & Peripherals	10,252,734
	Construction & Engineering – 0.8%
226,020	AMEC PLC	4,006,760
9,140	Fluor Corporation	1,700,771
151,790	JGC Corporation	2,987,626
4,900	Perini Corporation, (2)	161,945

	Total Construction & Engineering	8,857,102
	Consumer Finance – 0.4%
7,600	MasterCard, Inc.	2,017,952
16,080	Visa Inc.	1,307,465
48,840	Western Union Company	1,207,325

	Total Consumer Finance	4,532,742
	Containers & Packaging – 0.0%
10,400	Owens-Illinois, Inc., (2)	433,576
	Distributors – 0.1%
56,170	Jardine Cycle & Carriage Limited	701,841
22,010	Unilever PLC	626,482

	Total Distributors	1,328,323
	Diversified Consumer Services – 0.1%
7,270	Apollo Group, Inc., (2)	321,770
5,720	ITT Educational Services, Inc., (2)	472,644

	Total Diversified Consumer Services	794,414
	Diversified Financial Services – 0.5%
71,070	Citigroup Inc.	1,191,133
21,380	Deutsche Boerse AG	2,413,212
16,690	Eaton Vance Corporation	663,594
18,070	ING Groep N.V., Ordinary Shares	576,261
23,420	ING Groep N.V.	738,901
2,120	Orix Corporation	303,271

	Total Diversified Financial Services	5,886,372
	Diversified Telecommunication Services – 1.6%
36,630	AT&T Inc.	1,234,065
7,160	Cbeyond Inc., (2)	114,703
21,180	France Telecom S.A.	627,563
69,440	KT Corporation, Sponsored ADR, (10)	1,480,461
390,620	Nippon Telegraph and Telephone Corporation, ADR, (10)	10,710,269
455,000	Telecom Italia S.p.A.	737,866
24,830	Telefonica SA	1,975,971
30,760	Telefonos de Mexico SA, Series L	728,397

	Total Diversified Telecommunication Services	17,609,295

Shares	Description (1)	Value
	Electric Utilities – 2.1%
37,600	Ameren Corporation, (10)	$1,587,848
5,800	Black Hills Corporation	185,948
263,700	Centrais Electricas Brasileiras S.A., ADR	4,338,893
40,640	E.ON A.G	2,731,146
32,310	Edison International	1,660,088
8,760	El Paso Electric Company, (2)	173,448
15,260	FPL Group, Inc.	1,000,751
100,500	IdaCorp, Inc., (10)	2,903,445
268,500	Korea Electric Power Corporation, Sponsored ADR	3,901,305
148,600	PNM Resources Inc.	1,777,256
49,330	Progress Energy, Inc., (10)	2,063,474
45,600	Reliant Energy Inc., (2)	969,912

	Total Electric Utilities	23,293,514
	Electrical Equipment – 0.7%
88,450	ABB Limited	2,516,134
37,400	Emerson Electric Co.	1,849,430
1,630	First Solar Inc., (2)	444,697
17,770	Nidec Corporation	1,183,161
18,930	Nikon Corporation	552,649
33,700	Prysmian SPA	853,719

	Total Electrical Equipment	7,399,790
	Electronic Equipment & Instruments – 0.7%
39,470	Au Optronic Corporation	625,205
1,624	Itron Inc., (2)	159,720
73,760	LG Philips LCD Company Limited, Sponsored ADR	1,377,837
11,500	MEMC Electronic Materials, (2)	707,710
7,030	Mettler-Toledo International Inc., (2)	666,866
60,500	Tech Data Corporation, (2), (10)	2,050,345
3,387	Teledyne Technologies Inc., (2)	165,252
31,500	Thermo Fisher Scientific, Inc., (2)	1,755,495

	Total Electronic Equipment & Instruments	7,508,430
	Energy Equipment & Services – 1.6%
1,030	Atwood Oceanics Inc., (2)	128,070
231,500	BJ Services Company, (10)	7,394,110
26,660	Cooper Cameron Corporation, (2)	1,475,631
1,950	Dawson Geophysical Company, (2)	115,947
9,530	Dresser Rand Group, Inc., (2)	372,623
17,590	FMC Technologies Inc., (2)	1,353,199
42,390	Global Industries, Limited, (2)	760,053
7,500	Matrix Service Company, (2)	172,950
9,780	National-Oilwell Varco Inc., (2)	867,682
14,970	Noble Corporation	972,451
23,160	Patterson-UTI Energy, Inc.	834,686
20,310	Pride International Inc., (2)	960,460
10,600	Technip S.A.	981,157
5,080	Transocean Inc., (2)	774,141

	Total Energy Equipment & Services	17,163,160
	Food & Staples Retailing – 0.5%
18,600	Casino Guichard-Perrachon S.A.	2,108,505
3,830	Koninklijke Ahold N.V., (2)	51,533
36,920	Kroger Co.	1,065,880
3,470	Nash Finch Company	118,917
36,240	Safeway Inc.	1,034,652
20,100	Wal-Mart Stores, Inc.	1,129,620
58,780	William Morrison Supermarkets PLC	311,728

	Total Food & Staples Retailing	5,820,835
	Food Products – 1.7%
13,600	Dean Foods Company, (2)	266,832
2,130	Diamond Foods Inc.	49,075
15,935	Flowers Foods Inc.	451,598

JPC	Nuveen Multi-Strategy Income and Growth Fund (continued) Portfolio of INVESTMENTS June 30, 2008 (Unaudited)

Shares	Description (1)	Value
	Food Products (continued)

10,840	General Mills, Inc.	$658,747
32,080	H.J. Heinz Company	1,535,028
198,950	Jeronimo Martins SGPS	1,445,589
9,010	Monsanto Company	1,139,224
410	Nestle S.A.	46,450
267,000	Smithfield Foods, Inc., (2), (10)	5,307,960
51,140	Tingyi Holding Corporation	63,226
481,100	Tyson Foods, Inc., Class A, (10)	7,187,634
71,870	Unilever PLC	2,041,827

	Total Food Products	20,193,190
	Gas Utilities – 0.7%
1,050	BG PLC	136,560
4,850	E.ON AG	978,565
23,780	Energen Corporation	1,855,553
8,030	Equitable Resources Inc.	554,552
40,890	Questar Corporation	2,904,826
25,720	Spectra Energy Corporation	739,193

	Total Gas Utilities	7,169,249
	Health Care Equipment & Supplies – 0.8%
20,050	Alfresa Holdings Corporation	1,431,266
2,230	Analogic Corporation	140,646
28,090	Baxter International Inc.	1,796,075
534	Fresenius Medical Care, ADR	29,311
31,920	Fresenius Medical Care, ADR	1,759,479
109,400	Paramount Bed Company Limited	1,617,535
9,100	Patterson Companies Inc., (2)	267,449
26,120	Saint Jude Medical Inc., (2)	1,067,786
4,172	Surmodics Inc., (2)	187,072

	Total Health Care Equipment & Supplies	8,296,619
	Health Care Providers & Services – 0.3%
31,394	Express Scripts, Inc., (2)	1,969,032
30,000	Health Net Inc., (2), (10)	721,800
4,640	Mentor Corporation	129,085

	Total Health Care Providers & Services	2,819,917
	Hotels, Restaurants & Leisure – 0.3%
2,160	Bally Technologies, Inc., (2)	73,008
19,360	Burger King Holdings Inc.	518,654
880	Carnival Corporation	28,098
23,410	McDonald’s Corporation	1,316,110
2,680	WMS Industries Inc., (2)	79,784
16,160	Wynn Resorts Ltd	1,314,616

	Total Hotels, Restaurants & Leisure	3,330,270
	Household Durables – 0.3%
15,390	Desarrolladora Homex SAB de C.V., Sponsored ADR, (2)	901,546
14,040	Jarden Corporation, (2)	256,090
3,160	Matsushita Electric Industrial Co., Ltd, ADR	67,687
87,610	Matsushita Electric Industrial Co., Ltd, ADR	1,889,409
4,540	Tupperware Corporation	155,359

	Total Household Durables	3,270,091
	Household Products – 0.3%
29,150	Colgate-Palmolive Company	2,014,265
56,000	KAO Corporation	1,468,757

	Total Household Products	3,483,022
	Independent Power Producers & Energy Traders – 0.1%
21,980	NRG Energy Inc., (2)	942,942

Shares	Description (1)	Value
	Industrial Conglomerates – 0.4%
19,860	East Asiatic Co LTD	$1,375,265
153,840	Keppel Corporation	1,259,621
24,020	Mitsubishi Corporation	791,731
4,140	Siemens AG, Sponsored ADR	455,938
3,240	Teleflex Inc.	180,112

	Total Industrial Conglomerates	4,062,667
	Insurance – 0.9%
772	Aegon N.V.	10,121
40,725	AFLAC Incorporated	2,557,530
10,140	Amtrust Financial Services, Inc.	127,764
16,480	Aon Corporation	757,091
12,930	Arch Capital Group Limited, (2)	857,518
3,940	Aspen Insurance Holdings Limited, (2)	93,260
11,860	Assurant Inc.	782,286
8,550	Axis Capital Holdings Limited	254,876
254,800	Benfield Group, Limited	1,240,894
1,130	Fairfax Financial Holdings Limited	286,907
5,880	First Mercury Financial Corporation	103,723
9,720	HCC Insurance Holdings Inc.	205,481
301,310	Mapfre S.A.	1,442,169
5,250	Philadelphia Consolidated Holding Corporation, (2)	178,343
8,190	Seabright Insurance Holdings Inc., (2)	118,591
6,280	Sun Life Financial Inc.	257,166
25,840	WR Berkley Corporation	624,294
1,280	Zurich Financial Services AG	327,659

	Total Insurance	10,225,673
	Internet Software & Services – 0.2%
60,000	eBay Inc., (2), (10)	1,639,800
3,890	Sohu.com Inc.	274,012
8,810	Switch & Data Facilities Company, Inc.	149,682

	Total Internet Software & Services	2,063,494
	IT Services – 0.4%
33,160	Accenture Limited	1,350,275
12,400	CGI Group Inc., (2)	123,628
100,000	Electronic Data Systems Corporation, (10)	2,464,000
12,560	TNS Inc., (2)	300,938

	Total IT Services	4,238,841
	Leisure Equipment & Products – 0.2%
1,690	Canon Inc.	86,545
30	Fuji Photo Film Co., Ltd.	1,031
780	FujiFilm Holdings Corporation, ADR	26,731
41,390	Hasbro, Inc.	1,478,451
10,850	Marvel Entertainment Inc., (2)	348,719

	Total Leisure Equipment & Products	1,941,477
	Life Sciences Tools & Services – 0.1%
2,630	Dionex Corporation, (2)	174,553
5,470	Illumina Inc., (2)	476,492

	Total Life Sciences Tools & Services	651,045
	Machinery – 0.7%
57,690	ABB Limited	1,633,781
28,620	AGCO Corporation, (2)	1,499,974
4,570	Badger Meter Inc.	230,922
7,980	Deere & Company	575,597
5,200	Eaton Corporation	441,844
19,946	Harsco Corporation	1,085,262
420	Hitachi Limited	30,106
3,000	ITT Industries Inc.	189,990
11,620	MAN AG	1,289,989
6,810	Manitowoc Company Inc.	221,529

JPC	Nuveen Multi-Strategy Income and Growth Fund (continued) Portfolio of INVESTMENTS June 30, 2008 (Unaudited)

Shares	Description (1)	Value
	Machinery (continued)

5,580	Parker Hannifin Corporation	$397,966
7,790	RBC Bearings Inc., (2)	259,563
6,620	Robbins & Myers, Inc.	330,139

	Total Machinery	8,186,662
	Marine – 0.3%
181,660	Kawasaki Kisen Kaisha Limited	1,705,655
79,650	Nippon Yusen Kabushki Kaisha	765,858
40,000	Stolt-Nielsen S.A.	911,019

	Total Marine	3,382,532
	Media – 0.5%
36,320	Cablevision Systems Corporation, (2)	820,832
54,610	DIRECTV Group, Inc., (2)	1,414,945
61,000	Scholastic Corporation, (2), (10)	1,748,260
1,110	Shaw Communication Inc.	22,600
16,180	Shaw Communication Inc.	330,360
7,180	Thomson Corporation	231,124
24,290	Walt Disney Company	757,848
780	WPP Group PLC	37,300

	Total Media	5,363,269
	Metals & Mining – 5.1%
244,668	AngloGold Ashanti Limited, Sponsored ADR, (10)	8,304,032
204,700	Apex Silver Mines Limited, (2)	1,005,077
198,000	Barrick Gold Corporation, (10)	9,009,000
12,710	BHP Billiton PLC	486,075
10,090	BHP Billiton PLC	781,773
60,500	BHP Billiton PLC	2,534,526
3,750	Cleveland-Cliffs Inc.	446,963
3,350	Compass Minerals International, Inc.	269,876
88,020	Cookson Group	1,100,149
235,600	Crystallex International Corporation, (2)	263,872
18,830	Freeport-McMoRan Copper & Gold, Inc.	2,206,688
202,500	Gold Fields Limited, (10)	2,561,625
126,000	Ivanhoe Mines Ltd., (2), (10)	1,374,660
1,824,600	Lihir Gold Limited, (2)	5,754,710
431,790	Mitsubishi Materials	1,846,143
182,300	Newmont Mining Corporation, (10)	9,508,768
188,200	NovaGold Resources Inc., (2), (10)	1,402,090
4,450	Olympic Steel Inc.	337,844
4,360	Rio Tinto PLC, Sponsored ADR	2,158,200
35,570	SSAB Svenskt Stal AB	1,151,716
6,520	United States Steel Corporation	1,204,766
23,460	Xstrata PLC	1,880,366

	Total Metals & Mining	55,588,919
	Multiline Retail – 0.5%
32,040	Big Lots, Inc., (2)	1,000,930
40,340	Costco Wholesale Corporation	2,829,448
8,610	Dollar Tree Stores Inc., (2)	281,461
9,840	Family Dollar Stores, Inc.	196,210
80,510	Next PLC	1,554,727

	Total Multiline Retail	5,862,776
	Oil, Gas & Consumable Fuels – 4.3%
1,950	Alpha Natural Resources Inc.	203,366
15,500	Arch Coal Inc., (10)	1,162,965
49,190	BG Group PLC	1,269,809
123,640	BP Amoco PLC, (10)	8,601,635
7,020	Cabot Oil & Gas Corporation	475,465
2,380	Carrizo Oil & Gas, Inc., (2)	162,054
25,290	Chesapeake Energy Corporation	1,668,128

Shares	Description (1)	Value
	Oil, Gas & Consumable Fuels (continued)

17,310	Chevron Corporation	$1,715,940
2,768	Comstock Resources Inc., (2)	233,702
27,020	Continental Resources Inc., (2)	1,873,026
20,800	Denbury Resources Inc., (2)	759,200
2,730	Devon Energy Corporation	328,037
30,200	Eni S.p.A., Sponsored ADR	2,241,746
7,940	EOG Resources, Inc.	1,041,728
18,270	Hess Corporation	2,305,491
6,090	Massey Energy Company	570,938
21,300	Murphy Oil Corporation	2,088,465
60,100	Nexen Inc., (10)	2,388,975
20,670	Occidental Petroleum Corporation	1,857,406
2,840	Patriot Coal Corporation, (2)	435,344
6,590	Petrohawk Energy Corporation, (2)	305,183
18,230	Petroleo Brasileiras S.A.	1,291,231
10,110	Petroquest Energy Inc., (2)	271,959
5,796	Pioneer Drilling Company, (2)	109,023
38,280	Repsol YPF S.A.	1,503,256
82,100	Royal Dutch Shell PLC, Class B, Sponsored ADR, (10)	6,577,031
72,950	Singapore Petroleum	353,879
50,269	Statoil ASA	1,879,055
21,400	Total S.A., Sponsored ADR	1,824,778
7,900	Total S.A.	674,148
1,170	Whiting Petroleum Corporation	124,114
5,850	XTO Energy, Inc.	400,784

	Total Oil, Gas & Consumable Fuels	46,697,861
	Paper & Forest Products – 0.3%
216,400	AbitibiBowater Inc., (2), (10)	2,019,012
5,960	Buckeye Technologies Inc., (2)	50,422
7,020	Potlatch Corporation	316,742
71,710	Sonae Industria-SPGS S.A., (2)	292,421
24,850	Votorantim Celulose e Papel S.A.	663,744

	Total Paper & Forest Products	3,342,341
	Personal Products – 0.0%
4,120	Herbalife, Limited	159,650
	Pharmaceuticals – 1.7%
17,900	Astellas Pharma Inc.	758,582
130,970	AstraZeneca Group, (10)	5,570,154
53,820	Daiichi Sankyo Company Limited	1,482,540
20,180	Eli Lilly and Company	931,509
6,720	GlaxoSmithKline PLC, ADR	297,158
20,870	H. Lundbeck A/S	475,860
98,000	Kissei Pharmaceuticals Company Limited	2,191,929
22,790	Merck & Co. Inc.	858,955
30,450	Novartis AG	1,676,680
2,960	Novo Nordisk A/S	193,725
189,800	Patheon Inc., (2)	765,007
47,160	Pfizer Inc.	823,885
8,450	Pozen Inc., (2)	91,936
61,350	Sanofi-Aventis, ADR, (10)	2,038,661
35,760	Shionogi & Company Limited	705,535
39,640	Warner Chilcott Limited, (2)	671,898

	Total Pharmaceuticals	19,534,014
	Real Estate – 0.3%
22,200	Annaly Capital Management Inc.	344,322
5,530	Essex Property Trust Inc.	588,945
6,396	LaSalle Hotel Properties	160,731
7,700	Lexington Corporate Properties Trust	104,951
17,450	Rayonier Inc.	740,927
7,431	SL Green Realty Corporation	614,692

JPC	Nuveen Multi-Strategy Income and Growth Fund (continued) Portfolio of INVESTMENTS June 30, 2008 (Unaudited)

Shares	Description (1)	Value
	Real Estate (continued)

9,921	Tanger Factory Outlet Centers	$356,462
14,953	Taubman Centers Inc.	727,463

	Total Real Estate	3,638,493
	Road & Rail – 0.5%
900	Canadian National Railways Company	43,272
46,130	CSX Corporation	2,897,425
15,700	Kansas City Southern Industries, (2)	690,643
14,570	Landstar System	804,555
7,180	Ryder System, Inc.	494,558
11,900	Union Pacific Corporation	898,450

	Total Road & Rail	5,828,903
	Semiconductors & Equipment – 0.4%
12,180	Amkor Technology Inc., (2)	126,794
25,030	Broadcom Corporation, Class A, (2)	683,069
69,890	Marvell Technology Group Ltd., (2)	1,234,257
6,240	Monolithic Power Systems, Inc., (2)	134,909
68,520	National Semiconductor Corporation	1,407,401
15,460	ON Semiconductor Corporation	141,768
4,870	Rubicon Technology Inc., (2)	98,958
8,500	Semtech Corporation, (2)	119,595
84,930	Taiwan Semiconductor Manufacturing Company Ltd., Sponsored ADR	926,586

	Total Semiconductors & Equipment	4,873,337
	Software – 1.0%
21,850	Activision Inc., (2)	744,430
38,760	Adobe Systems Incorporated, (2)	1,526,756
6,510	Ansys Inc., (2)	306,751
42,780	Autodesk, Inc., (2)	1,446,392
5,690	Blackboard, Inc., (2)	217,529
46,000	Microsoft Corporation, (10)	1,265,460
500	Nintendo Co., Ltd., ADR	35,317
3,980	Nintendo Co., Ltd.	2,245,157
21,690	Salesforce.com, Inc., (2)	1,479,909
5,640	SPSS Inc., (2)	205,127
56,560	Symantec Corporation, (2)	1,094,436

	Total Software	10,567,264
	Specialty Retail – 0.1%
6,235	Aeropostale, Inc., (2)	195,343
2,610	Hennes & Mauritz AB	141,498
6,750	J. Crew Group Inc., (2)	222,818
4,990	NetFlix.com Inc., (2)	130,089
540	Sony Corporation	23,620
16,630	TJX Companies, Inc.	523,346

	Total Specialty Retail	1,236,714
	Textiles, Apparel & Luxury Goods – 0.1%
2,030	Deckers Outdoor Corporation, (2)	282,576
620	Gildan Activewear Inc, Sponsored ADR, (2)	16,046
12,068	Guess Inc.	451,947

	Total Textiles, Apparel & Luxury Goods	750,569
	Thrifts & Mortgage Finance – 0.2%
159,310	Hudson City Bancorp, Inc.	2,657,291
	Tobacco – 0.4%
16,600	Altria Group, Inc.	341,296
11,760	British American Tobacco PLC	814,380
80	Japan Tobacco, Inc., (2)	341,291
38,840	Philip Morris International, (2)	1,918,308
22,280	UST Inc.	1,216,711

	Total Tobacco	4,631,986

Shares	Description (1)			Value
	Transportation Infrastructure – 0.2%
885,990	Macquarie Airports			$1,749,669
	Wireless Telecommunication Services – 0.3%
9,360	Millicom International Cellular S.A.			976,028
16,960	Millicom International Cellular S.A., (2)			1,755,360
1,050	Mobile Telesystems, Sponsored ADR			80,441
1,150	Vodafone Group PLC, Sponsored ADR			33,879

	Total Wireless Telecommunication Services			2,845,708

	Total Common Stocks (cost $478,904,661)			474,682,199

Shares	Description (1)	Coupon	Ratings (3)	Value
	Convertible Preferred Securities – 1.8% (1.1% of Total Investments)
	Automobiles – 0.2%
30,200	General Motors Corporation, Convertible Bonds	1.500%	B	$649,904
45,150	General Motors Corporation, Convertible Notes, Senior Debentures, Series B	5.250%	B	618,555
81,350	General Motors Corporation	6.250%	B	1,078,701

	Total Automobiles			2,347,160
	Capital Markets – 0.0%
11,300	AMG Capital Trust II, Convertible Bond	5.150%	BB	397,619
	Commercial Banks – 0.0%
14,750	Sovereign Capital Trust IV, Convertible Security	4.375%	Baa2	457,250
	Communications Equipment – 0.8%
9,800	Lucent Technologies Capital Trust I	7.750%	B2	7,448,000
	Diversified Financial Services – 0.3%
2,350	Bank of America Corporation	7.250%	A+	2,079,750
35,350	Citigroup Inc., Series T	6.500%	A	1,537,725

	Total Diversified Financial Services			3,617,475
	Electric Utilities – 0.1%
12,300	Centerpoint Energy Inc.	2.000%	BBB–	356,282
4,000	CMS Energy Corporation, Convertible Bonds	4.500%	Ba2	313,250

	Total Electric Utilities			669,532
	Food Products – 0.1%
4,200	Bunge Limited, Convertible Bonds	4.875%	BB	552,300
	Household Durables – 0.0%
7,600	Newell Financial Trust I	5.250%	N/R	343,900

	Independent Power Producers & Energy Traders – 0.0%
200	NRG Energy Inc., Convertible Bond	4.000%	B2	435,412

	Metals & Mining – 0.2%
800	Freeport McMoran Copper & Gold, Inc.	5.500%	BB	2,013,200

	Oil, Gas & Consumable Fuels – 0.1%
400	El Paso Corporation	4.990%	B	689,600
	Real Estate – 0.0%
6,950	Simon Property Group, Inc., Series I	6.000%	BBB+	507,350
	Thrifts & Mortgage Finance – 0.0%
21,800	Washington Mutual, Inc., Unit 1 Trust	5.375%	A3	523,200
	U.S. Agency – 0.0%
5	Federal National Mortgage Association	5.375%	AA–	301,250

	Total Convertible Preferred Securities (cost $23,645,550)			20,303,248

JPC	Nuveen Multi-Strategy Income and Growth Fund (continued) Portfolio of INVESTMENTS June 30, 2008 (Unaudited)

Shares	Description (1)	Coupon	Ratings (3)	Value
	$25 Par (or similar) Preferred Securities – 52.2% (31.1% of Total Investments)
	Capital Markets – 6.4%
224,904	BNY Capital Trust V, Series F	5.950%	A	$4,655,513
950,117	Deutsche Bank Capital Funding Trust II	6.550%	A+	18,764,811
99,200	Deutsche Bank Contingent Capital Trust III	7.600%	A+	2,268,704
34,300	First Union Institutional Capital II (CORTS)	8.200%	A1	770,035
3,900	Goldman Sachs Capital I, Series A (CORTS)	6.000%	A1	79,950
4,700	Goldman Sachs Group Inc. (SATURNS)	5.750%	AA–	92,120
300	Goldman Sachs Group Inc., Series 2004-06 (SATURNS)	6.000%	A1	6,066
41,500	Goldman Sachs Group Inc., Series 2004-4 (CORTS)	6.000%	A1	780,200
7,500	Goldman Sachs Group Inc., Series GSC-3 (PPLUS)	6.000%	A1	140,250
1,500	Goldman Sachs Group Inc., Series GSG-2 (PPLUS)	5.750%	AA–	29,745
6,400,000	JP Morgan Chase & Company	7.900%	A1	6,018,752
478,288	Lehman Brothers Holdings Capital Trust III, Series K	6.375%	A2	8,040,021
101,461	Merrill Lynch Preferred Capital Trust III	7.000%	A2	1,800,933
115,400	Merrill Lynch Preferred Capital Trust IV	7.120%	A2	2,121,052
341,000	Merrill Lynch Preferred Capital Trust V	7.280%	A2	6,441,490
307,334	Morgan Stanley Capital Trust III	6.250%	A–	5,550,452
458,907	Morgan Stanley Capital Trust IV	6.250%	A1	8,163,956
5,400	Morgan Stanley Capital Trust V	5.750%	A1	91,530
234,129	Morgan Stanley Capital Trust VII	6.600%	A1	4,322,021

	Total Capital Markets			70,137,601
	Commercial Banks – 10.6%
69,570	ABN AMRO Capital Fund Trust V	5.900%	A	1,177,124
90,400	Allianz SE	8.375%	A+	2,250,960
74,400	ASBC Capital I	7.625%	A3	1,733,520
57,955	BAC Capital Trust II	7.000%	Aa3	1,287,760
190,500	BAC Capital Trust III	7.000%	Aa3	4,181,475
10,000	BAC Capital Trust IV	5.875%	Aa3	191,500
9,100	BAC Capital Trust V	6.000%	A+	174,629
12,100	BAC Capital Trust VIII	6.000%	Aa3	228,085
358,086	Banco Santander Finance	6.800%	Aa3	7,863,569
323,506	Banco Santander Finance	6.500%	A+	6,825,977
231,600	Banesto Holdings, Series A, 144A	10.500%	A1	7,027,624
63,700	Bank One Capital Trust VI	7.200%	Aa3	1,490,580
288,600	Barclays Bank PLC	8.125%	Aa3	7,096,674
2,000	Barclays Bank PLC	7.100%	Aa3	42,120
197,758	Citizens Funding Trust I	7.500%	Baa1	2,145,674
107,000	Cobank Agricultural Credit Bank	7.000%	N/R	4,963,195
397,900	Credit Suisse	7.900%	A	9,788,340
347,358	Fifth Third Capital Trust VI	7.250%	A–	5,613,305
338,400	Fleet Capital Trust VIII	7.200%	Aa3	7,360,200
702,220	HSBC Finance Corporation	6.875%	AA–	15,982,527
136,400	KeyCorp Capital Trust IX	6.750%	A3	1,909,600
134,200	National Bank of Greece SA	9.000%	AAA–	3,415,390
514,249	National City Capital Trust II	6.625%	BBB+	6,438,397
46,750	PNC Capital Trust	6.125%	A2	946,220
15,500	Royal Bank of Scotland Group PLC	6.600%	Aa3	288,610
18,129	Royal Bank of Scotland Group PLC, Series L	5.750%	A1	292,239
97,395	Royal Bank of Scotland Group PLC, Series N	6.350%	A1	1,757,006
11,400	Royal Bank of Scotland Group PLC, Series P	6.250%	A1	197,676
7,000	Royal Bank of Scotland Group PLC, Series T	7.250%	Aa3	143,150
58,600	SunTrust Capital Trust IX	7.875%	A–	1,244,078
165,327	USB Capital Trust XI	6.600%	A+	3,499,973
24,320	VNB Capital Trust I	7.750%	BBB	600,704
129,348	Wachovia Capital Trust IX	6.375%	A1	2,223,492
143,417	Wachovia Trust IV	6.375%	A1	2,508,363
86,002	Wells Fargo Capital Trust VII	5.850%	AA–	1,788,842
81,700	Zions Capital Trust B	8.000%	Baa1	1,797,400

	Total Commercial Banks			116,475,978
	Computers & Peripherals – 0.0%
4,447	IBM Inc., Trust Certificates, Series 2001-2	7.100%	A+	109,707

Shares	Description (1)	Coupon	Ratings (3)	Value
	Diversified Financial Services – 5.2%
20,600	Allied Capital Corporation	6.875%	BBB+	$307,970
6,000	American International Group, CORTS	6.125%	A1	100,500
37,630	BAC Capital Trust XII	6.875%	A+	824,097
51,300	Citigroup Capital Trust VII	7.125%	A1	1,064,475
241,654	Citigroup Capital Trust VIII	6.950%	A1	4,835,497
29,700	Citigroup Capital Trust IX	6.000%	A1	509,652
15,900	Citigroup Capital Trust XI	6.000%	A1	272,685
2,600	Citigroup Capital X	6.100%	A	45,110
68,755	Citigroup Capital XV	6.500%	A1	1,274,030
48,801	Citigroup Capital XVI	6.450%	A1	897,938
22,200	Citigroup Capital XVII	6.350%	A1	392,274
333,300	Citigroup Capital XIX	7.250%	A1	7,052,628
63,900	Citigroup Capital XX	7.875%	A	1,519,702
85,000	Citigroup Inc., Series M	8.125%	A	1,904,000
8,000,000	Citigroup Inc.	8.400%	A	7,614,880
13,900	General Electric Capital Corporation	6.050%	AAA	350,002
12,000	ING Groep N.V.	7.375%	A1	262,320
533,018	ING Groep N.V.	7.200%	A1	11,475,878
731,175	ING Groep N.V.	7.050%	A	15,332,740
21,700	ING Groep N.V.	6.375%	A	404,054
2,800	ING Groep N.V.	6.125%	A	49,840
5,000	Royal Bank of Scotland Group PLC, Series R	6.125%	A1	85,400

	Total Diversified Financial Services			56,575,672
	Diversified Telecommunication Services – 0.4%
67,000	AT&T Inc.	6.375%	A	1,675,670
95,968	BellSouth Capital Funding (CORTS)	7.120%	A	2,147,284
18,300	BellSouth Corporation (CORTS)	7.000%	A	419,756
17,500	Verizon Communications (CORTS)	7.625%	A	437,675
7,200	Verizon Communications, Series 2004-1 (SATURNS)	6.125%	A	167,688
1,800	Verizon Global Funding Corporation Trust III, Series III (CORTS)	6.250%	A	43,092

	Total Diversified Telecommunication Services			4,891,165
	Electric Utilities – 1.0%
19,600	DTE Energy Trust I	7.800%	Baa3	492,156
40,670	Entergy Louisiana LLC	7.600%	A–	1,015,530
135,100	FPL Group Capital Inc.	6.600%	BBB+	3,343,725
700	Georgia Power Company	5.750%	A	16,702
8,200	National Rural Utilities Cooperative Finance Corporation	6.100%	A3	180,400
7,900	National Rural Utilities Cooperative Finance Corporation	5.950%	A3	173,879
234,561	Xcel Energy Inc.	7.600%	BBB–	5,786,620

	Total Electric Utilities			11,009,012
	Electrical Equipment – 0.1%
105,630	Hitachi Limited	0.000%	N/R	761,996
	Food Products – 0.2%
27,100	Dairy Farmers of America Inc., 144A	7.875%	BBB–	2,212,038
	Insurance – 9.3%
2,000	Aegon N.V.	6.875%	A–	36,200
982,600	Aegon N.V.	6.375%	A–	16,802,460
6,700	Aegon N.V.	7.250%	A–	132,660
2,567	AMBAC Financial Group Inc.	5.950%	A	18,996
3,000	American International Group, Inc.	6.450%	A1	54,870
2,000	American International Group	7.700%	A	44,780
25,700	Arch Capital Group Limited, Series B	7.875%	BBB–	596,240
408,100	Arch Capital Group Limited	8.000%	BBB–	9,504,649
15,900	Berkley WR Corporation, Capital Trust II	6.750%	BBB–	347,415
1,221,900	Delphi Financial Group, Inc.	8.000%	BBB+	27,969,291
3,000,000	Everest Reinsurance Holdings, Inc.	6.600%	Baa1	2,143,635
326,955	EverestRe Capital Trust II	6.200%	BBB	6,087,902
82,200	Financial Security Assurance Holdings	6.250%	AA	1,348,080
1,800	Markel Corporation	7.500%	Baa2	43,272
809,050	PartnerRe Limited, Series C	6.750%	BBB+	16,553,163
82,200	PLC Capital Trust III	7.500%	BBB+	1,773,054

JPC	Nuveen Multi-Strategy Income and Growth Fund (continued) Portfolio of INVESTMENTS June 30, 2008 (Unaudited)

Shares	Description (1)	Coupon	Ratings (3)	Value
	Insurance (continued)

32,200	PLC Capital Trust IV	7.250%	BBB+	$683,928
8,700	PLC Capital Trust V	6.125%	BBB+	169,563
48,300	Protective Life Corporation	7.250%	BBB	1,021,062
260,600	Prudential Financial Inc.	9.000%	A–	6,488,940
37,400	Prudential PLC	6.750%	A–	714,340
377,051	RenaissanceRe Holdings Limited, Series B	7.300%	BBB	7,838,890
75,000	RenaissanceRe Holdings Ltd	6.600%	NA	1,435,500

	Total Insurance			101,808,890
	Media – 3.3%
13,400	CBS Corporation	7.250%	BBB	306,994
414,172	CBS Corporation	6.750%	BBB	8,739,029
586,200	Comcast Corporation	7.000%	BBB+	13,599,840
605,900	Viacom Inc.	6.850%	BBB	13,238,915

	Total Media			35,884,778
	Oil, Gas & Consumable Fuels – 1.0%
477,800	Nexen Inc.	7.350%	Baa3	11,495,868
	Real Estate – 12.5%
7,700	AvalonBay Communities, Inc., Series H	8.700%	BBB	192,654
15,266	BRE Properties, Series C	6.750%	BBB–	316,006
658,185	Developers Diversified Realty Corporation, Series G	8.000%	BBB–	15,118,509
75,300	Developers Diversified Realty Corporation, Series H	7.375%	BBB–	1,571,511
119,500	Duke Realty Corporation, Series O	8.375%	BBB	2,834,540
16,500	Duke Realty Corporation, Series K	6.500%	BBB	324,225
76,400	Duke Realty Corporation, Series L	6.600%	BBB	1,467,644
38,128	Duke-Weeks Realty Corporation	6.950%	BBB	763,323
386,970	Equity Residential Properties Trust, Series N	6.480%	BBB	8,219,243
8,500	First Industrial Realty Trust, Inc., Series J	7.250%	BBB–	179,775
267,400	First Industrial Realty Trust, Inc., Series J	7.250%	BBB–	5,615,400
135,567	HRPT Properties Trust, Series B	8.750%	BBB–	3,271,232
653,700	HRPT Properties Trust, Series C	7.125%	BBB–	13,708,089
450,487	Kimco Realty Corporation, Series F	6.650%	BBB+	9,617,897
212,100	Kimco Realty Corporation, Series G	7.750%	BBB+	4,997,076
32,982	Prologis Trust, Series C	8.540%	BBB	1,709,912
12,500	Prologis Trust, Series G	6.750%	BBB	261,250
19,900	PS Business Parks, Inc.	7.000%	BBB–	405,960
6,000	PS Business Parks, Inc.	6.700%	BBB–	116,100
48,200	PS Business Parks, Inc., Series I	6.875%	BBB–	930,260
2,000	PS Business Parks, Inc., Series K	7.950%	BBB–	47,080
26,400	PS Business Parks, Inc., Series O	7.375%	BBB–	540,936
228,400	Public Storage, Inc.	6.750%	BBB+	4,602,260
99,295	Public Storage, Inc., Series C	6.600%	BBB+	1,966,041
51,900	Public Storage, Inc., Series E	6.750%	BBB+	1,050,975
15,000	Public Storage, Inc., Series F	6.450%	BBB+	288,450
9,359	Public Storage, Inc., Series H	6.950%	BBB+	194,386
74,400	Public Storage, Inc., Series I	7.250%	BBB+	1,666,560
1,700	Public Storage, Inc., Series K	7.250%	BBB+	37,502
328,741	Public Storage, Inc., Series M	6.625%	BBB+	6,532,084
32,300	Public Storage, Inc., Series V	7.500%	BBB+	794,580
320,700	Realty Income Corporation	6.750%	BBB–	7,023,330
216,495	Regency Centers Corporation	7.450%	BBB	4,825,674
9,200	Regency Centers Corporation	7.250%	N/R	198,260
16,800	Vornado Realty Trust, Series G	6.625%	BBB–	331,800
3,400	Vornado Realty Trust, Series H	6.750%	BBB–	67,218
54,900	Vornado Realty Trust, Series I	6.625%	BBB–	1,065,609
1,110,545	Wachovia Preferred Funding Corporation	7.250%	A2	21,266,937
13,800	Weingarten Realty Investors Series F	6.500%	BBB	275,310
606,030	Weingarten Realty Trust, Preferred Securities	6.750%	A–	12,878,138

	Total Real Estate			137,273,736

Shares	Description (1)	Coupon		Ratings (3)	Value
	Thrifts & Mortgage Finance – 1.3%
99,600	Countrywide Capital Trust III (PPLUS)	8.050%		Ba1	$1,663,320
619,240	Countrywide Capital Trust IV	6.750%		Ba1	10,985,318
78,737	Countrywide Capital Trust V	7.000%		A+	1,377,110

	Total Thrifts & Mortgage Finance				14,025,748
	U.S. Agency – 0.8%
129,000	Federal Home Loan Mortgage Corporation	0.000%		AA–	3,134,700
60,800	Federal Home Loan Mortgage Corporation, Notes	5.570%		AA–	1,093,792
31,400	Federal Home Loan Mortgage Corporation	6.550%		AA–	617,010
99,500	Federal National Mortgage Association	0.000%		AA–	4,716,927

	Total U.S. Agency				9,562,429
	Wireless Telecommunication Services – 0.1%
33,900	United States Cellular Corporation	8.750%		Baa3	839,364

	Total $25 Par (or similar) Preferred Securities (cost $691,783,046)				573,063,982

		Weighted
Principal		Average
Amount (000)	Description (1)	Coupon	Maturity (4)	Ratings (3)	Value
	Variable Rate Senior Loan Interests – 14.5% (8.6% of Total Investments) (5)
	Aerospace & Defense – 0.1%
$574	DAE Aviation Holdings, Inc., Term Loan B-1	6.585%	7/31/14	BB–	$556,516
571	DAE Aviation Holdings, Inc., Term Loan B-2	6.650%	7/31/14	BB–	552,778

1,145	Total Aerospace & Defense				1,109,294

	Airlines – 0.3%
1,669	ACTS Aero Technical Support & Services Inc., Term Loan	5.959%	10/01/14	N/R	1,443,769
987	American Airlines, Inc., Term Loan	5.239%	12/17/10	BB–	873,825
990	Delta Air Lines, Inc., Term Loan	6.149%	4/30/14	B	659,588

3,646	Total Airlines				2,977,182
	Building Products – 0.5%
2,569	Building Materials Corporation of America, Term Loan	5.688%	2/22/14	B+	2,293,813
989	Stile Acquisition Corporation, Canadian Term Loan	4.893%	4/05/13	BB–	918,491
991	Stile Acquisition Corporation, Term Loan B	4.892%	4/05/13	BB–	920,055
983	TFS Acquisition, Term Loan	6.301%	8/11/13	B+	923,550

5,532	Total Building Products				5,055,909
	Chemicals – 0.3%
992	Celanese Holdings LLC, Term Loan	4.188%	4/02/14	BB+	946,114
1,985	Hercules Offshore, Inc., Term Loan	4.450%	7/11/13	BB	1,932,067

2,977	Total Chemicals				2,878,181
	Commercial Services & Supplies – 0.2%
159	Aramark Corporation, Letter of Credit	4.875%	1/24/14	BB	150,717
2,509	Aramark Corporation, Term Loan	4.676%	1/24/14	BB	2,372,384

2,668	Total Commercial Services & Supplies				2,523,101
	Communications Equipment – 0.1%
1,200	CommScope Inc., Term Loan B, WI/DD	TBD	TBD	Ba3	1,156,500
	Diversified Consumer Services – 0.3%
194	Laureate Education, Inc., Delayed Draw, Term Loan B, (6), (7)	1.000%	8/17/14	B	(13,226)
1,300	Laureate Education Inc., Term Loan B	5.733%	8/17/14	B1	1,211,091
1,985	Thomson Learning Center, Term Loan	4.980%	7/05/14	B+	1,807,839

3,479	Total Diversified Consumer Services				3,005,704
	Diversified Telecommunication Services – 0.3%
1,985	Alltel Communications, Inc., Term Loan B3	5.232%	5/18/15	BB–	1,975,075
500	Intelsat Limited, Tranche B2-A	5.184%	1/03/14	BB–	475,851
499	Intelsat Limited, Tranche B2-B	5.184%	1/03/14	BB–	475,708
499	Intelsat Limited, Tranche B2-C	5.184%	1/03/14	BB–	475,708

3,483	Total Diversified Telecommunication Services				3,402,342

JPC	Nuveen Multi-Strategy Income and Growth Fund (continued) Portfolio of INVESTMENTS June 30, 2008 (Unaudited)

		Weighted
Principal		Average
Amount (000)	Description (1)	Coupon	Maturity (4)	Ratings (3)	Value
	Electric Utilities – 0.7%
$4,275	Calpine Corporation, DIP Term Loan	5.685%	3/31/14	B+	$4,095,298
995	TXU Corporation, Term Loan B-2	6.235%	10/10/14	Ba3	923,069
2,978	TXU Corporation, Term Loan B-3	6.262%	10/10/14	Ba3	2,760,236

8,248	Total Electric Utilities				7,778,603
	Electrical Equipment – 0.0%
249	Allison Transmission Holdings, Inc., Term Loan	5.333%	8/07/14	BB–	222,628
	Energy Equipment & Services – 0.2%
1,907	PGS Finance, Inc., Term Loan	4.550%	6/29/15	Ba2	1,844,700
	Health Care Equipment & Supplies – 0.4%
80	Bausch & Lomb, Delayed Draw Term Loan	4.130%	4/24/15	BB–	46,575
318	Bausch & Lomb, Inc., Term Loan	5.946%	4/24/15	BB–	312,729
3,970	Biomet, Inc., Term Loan	5.801%	3/24/15	BB–	3,897,492

4,368	Total Health Care Equipment & Supplies				4,256,796
	Health Care Providers & Services – 2.1%
336	Community Health Systems, Inc., Delayed Draw, Term Loan, (6), (7)	1.000%	7/25/14	BB	(18,813)
6,565	Community Health Systems, Inc., Term Loan	4.859%	7/25/14	BB	6,197,598
495	Concentra, Inc., Term Loan	5.051%	6/25/14	B+	446,738
1,174	HCA, Inc., Term Loan	4.301%	11/18/12	BB	1,101,797
5,915	HCA, Inc., Term Loan A	5.051%	11/18/13	BB	5,563,475
2,083	Health Management Associates, Inc., Term Loan	4.551%	2/28/14	BB–	1,941,778
477	IASIS Healthcare Corporation, Delayed Term Loan	4.483%	3/14/14	Ba2	453,299
127	IASIS Healthcare Corporation, Letter of Credit	2.371%	3/14/14	Ba2	120,880
1,378	IASIS Healthcare LLC, Term Loan	4.483%	3/14/14	Ba2	1,310,071
747	LifePoint Hospitals, Inc., Term Loan B	4.274%	4/18/12	BB	729,270
1,835	Select Medical Corporation, Term Loan	4.682%	2/24/12	Ba2	1,712,490
986	Select Medical Corporation, Term Loan B-2	4.630%	2/24/12	Ba2	919,839
251	Sun Healthcare Group, Inc., Delayed Term Loan	5.042%	4/12/14	Ba2	235,073
404	Sun Healthcare Group, Inc., Synthetic Letter of Credit	4.701%	4/19/14	Ba2	377,909
1,799	Sun Healthcare Group, Inc., Term Loan	4.789%	4/19/14	Ba2	1,681,617
988	Vanguard Health Holding Company II LLC, Replacement Term Loan	5.051%	9/23/11	Ba3	955,467

25,560	Total Health Care Providers & Services				23,728,488
	Hotels, Restaurants & Leisure – 0.9%
980	Cedar Fair LP, Term Loan	4.483%	8/30/12	BB	931,272
1,197	Harrahs Entertainment Inc., Term Loan B2, WI/DD	TBD	TBD	BB	1,095,921
899	Intrawest Corporation, Term Loan	5.810%	10/23/08	N/R	858,930
141	Isle of Capri Casinos Inc, Delayed Draw Term Loan A	4.551%	11/25/13	BB	125,888
468	Isle of Capri Casinos, Inc., Delayed Term Loan A	4.551%	11/25/13	BB	417,519
187	Isle of Capri Casinos, Inc., Delayed Term Loan B	4.551%	11/25/13	BB	167,008
669	Travelport LLC, Delayed Term Loan	4.733%	8/23/13	BB–	603,151
134	Travelport LLC, Letter of Credit	5.051%	8/23/13	BB–	121,023
1,200	Venetian Casino Resort Delayed Term Loan	4.560%	5/23/14	BB	1,095,917
4,752	Venetian Casino Resort LLC, Term Loan	4.550%	5/23/14	BB	4,339,831

10,627	Total Hotels, Restaurants & Leisure				9,756,460
	Independent Power Producers & Energy Traders – 0.3%
1,084	NRG Energy Inc., Credit Linked Deposit	2.701%	2/01/13	Ba1	1,034,833
2,212	NRG Energy Inc., Term Loan	4.301%	2/01/13	Ba1	2,112,603

3,296	Total Independent Power Producers & Energy Traders				3,147,436
	Insurance – 0.2%
1,983	Conseco, Inc., Term Loan	4.483%	10/10/13	Ba3	1,730,342
	Internet Software & Services – 0.1%
1,000	Sabre, Inc., Term Loan	4.899%	9/30/14	B+	828,929

		Weighted
Principal		Average
Amount (000)	Description (1)	Coupon	Maturity (4)	Ratings (3)	Value
	IT Services – 0.3%
$1,985	First Data Corporation, Term Loan B-1	5.261%	9/24/14	BB–	$1,827,193
411	Infor Global Solutions Intermediate Holdings, Ltd., Delayed Term Loan, WI/DD	TBD	TBD	B+	351,771
787	Infor Global Solutions Intermediate Holdings, Ltd., Term Loan, WI/DD	TBD	TBD	B+	672,530

3,183	Total IT Services				2,851,494
	Leisure Equipment & Products – 0.4%
391	Herbst Gaming Inc., Delayed Term Loan	9.750%	12/02/11	CCC–	301,107
450	Hernst Gaming Inc., Term Loan	9.750%	12/02/11	CCC–	346,556
4,000	Wimar OpCo LLC, Term Loan	8.250%	1/03/12	N/R	3,870,626

4,841	Total Leisure Equipment & Products				4,518,289
	Machinery – 0.4%
2,993	LyondellBasell, Term Loan B2	7.000%	12/22/14	Ba2	2,618,438
1,955	Oshkosh Truck Corporation, Term Loan	4.414%	12/06/13	BBB–	1,840,958

4,948	Total Machinery				4,459,396
	Media – 2.9%
4,159	Cequel Communications LLC, Term Loan B	4.724%	11/05/13	BB–	3,908,354
4,055	Charter Communications Operating Holdings, LLC, Term Loan	4.900%	3/06/14	B+	3,569,451
1,500	Citadel Broadcasting Corporation, Term Loan	4.284%	6/12/14	BB–	1,303,125
3,960	Discovery Communications Holdings LLC, Term Loan	4.801%	5/14/14	N/R	3,892,680
1,202	Gray Television Inc., Term Loan B	4.190%	12/31/14	B+	1,081,934
975	Idearc, Inc., Term Loan	4.787%	11/17/14	BB	782,518
2,952	Neilsen Finance LLC, Term Loan	4.734%	8/09/13	Ba3	2,758,437
947	Philadelphia Newspapers, Term Loan	9.500%	6/29/13	N/R	653,092
988	Readers Digest Association, Inc., Term Loan	4.602%	3/02/14	B1	863,445
5,940	Tribune Company, Term Loan B	5.482%	6/04/14	B	4,492,125
2,433	Tribune Company, Term Loan X	5.478%	6/04/09	B	2,337,013
7,000	Univision Communications, Inc., Term Loan	5.149%	9/29/14	Ba3	5,779,375
286	Valassis Communications, Inc. Delayed Term Loan	4.210%	3/02/14	BB	273,556
864	Valassis Communications, Inc. Tranche B, Term Loan	4.560%	3/02/14	BB	825,156

37,261	Total Media				32,520,261
	Metals & Mining – 0.1%
798	John Maneely Company, Term Loan	5.975%	12/08/13	B+	748,199
	Oil, Gas & Consumable Fuels – 0.4%
1,995	CCS Income Trust, Term Loan	5.483%	11/14/14	BB–	1,802,139
2,394	Western Refining, Term Loan, WI/DD	TBD	TBD	BB–	2,238,348

4,389	Total Oil, Gas & Consumable Fuels				4,040,487
	Paper & Forest Products – 0.3%
2,960	Georgia-Pacific Corporation, Term Loan B	4.449%	12/21/12	BB+	2,799,130
	Pharmaceuticals – 0.1%
2,000	Royalty Pharma Finance Trust, Term Loan	7.750%	5/21/15	Baa3	1,920,000
	Real Estate Management & Development – 0.3%
880	LNR Property Corporation, Term Loan B	6.030%	7/12/11	BB	739,750
2,970	Realogy Corporation, Delayed Term Loan	5.625%	10/01/13	BB–	2,535,155

3,850	Total Real Estate Management & Development				3,274,905
	Road & Rail – 0.4%
5,419	Swift Transportation Company, Inc., Term Loan	6.125%	5/10/14	B+	4,368,750
	Software – 0.3%
2,680	Dealer Computer Services, Inc., Term Loan	4.801%	10/26/12	BB	2,558,132
1,256	Intergraph Corporation, Term Loan	4.646%	5/29/14	BB–	1,208,969

3,936	Total Software				3,767,101

JPC	Nuveen Multi-Strategy Income and Growth Fund (continued) Portfolio of INVESTMENTS June 30, 2008 (Unaudited)

		Weighted
Principal		Average
Amount (000)	Description (1)	Coupon	Maturity (4)	Ratings (3)	Value
	Specialty Retail – 1.2%
$3,166	Blockbuster, Inc., Tranche B Term Loan, WI/DD	TBD	TBD	B	$3,011,525
4,442	Burlington Coat Factory Warehouse Corporation, Term Loan	4.900%	5/28/13	B2	3,707,486
3,442	Michaels Stores, Inc., Term Loan	4.872%	10/31/13	B	2,874,710
1,500	TRU 2005 RE Holding Co I LLC, Term Loan	5.459%	12/08/08	B3	1,415,625
2,400	TRU 2005 RE Holding Co I LLC, Term Loan B, WI/DD	TBD	TBD	BB–	2,329,000

14,950	Total Specialty Retail				13,338,346
	Wireless Telecommunication Services – 0.4%
4,000	Asurion Corporation, Term Loan	5.784%	7/03/14	N/R	3,726,666
990	Cricket Communications, Term Loan	6.301%	6/17/13	Ba2	977,388

4,990	Total Wireless Telecommunication Services				4,704,054

$174,893	Total Variable Rate Senior Loan Interests (cost $170,142,035)				158,713,007

Principal
Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value
	Convertible Bonds – 9.0% (5.3% of Total Investments)
	Aerospace & Defense – 0.2%
$250	Alliant Techsystems, Inc., Convertible Bonds	2.750%	9/15/11	BB–	$303,125
250	Alliant Techsystems, Inc., Convertible Bonds	2.750%	2/15/24	BB–	333,125
300	DRS Technologies, Inc., Convertible Bonds, 144A	2.000%	2/01/26	BB–	408,750
300	L-3 Communications Corporation, Convertible Bond	3.000%	8/01/35	BB+	333,375
500	Lockheed Martin Corporation	2.428%	8/15/33	A–	682,450

1,600	Total Aerospace & Defense				2,060,825

	Airlines – 0.1%
2,375	JetBlue Airways Corporation	3.750%	3/15/35	CCC	1,520,000
	Beverages – 0.0%
300	Molson Coors Brewing Company, Senior Convertible Notes	2.500%	7/30/13	BBB	366,375
	Biotechnology – 0.2%
1,300	Amgen Inc., 144A	0.125%	2/01/11	A+	1,186,250
750	Genzyme Corporation	1.250%	12/01/23	BBB+	833,438

2,050	Total Biotechnology				2,019,688
	Capital Markets – 0.0%
250	BlackRock Inc.	2.625%	2/15/35	A+	447,500
	Commercial Banks – 0.2%
1,600	National City Corporation, Convertible Senior Notes	4.000%	2/01/11	A	1,302,000
550	U.S. Bancorp, Convertible Bonds	1.354%	12/11/35	AA	540,408

2,150	Total Commercial Banks				1,842,408
	Commercial Services & Supplies – 0.4%
4,050	Allied Waste Industries Inc., Convertible Debentures	4.250%	4/15/34	B+	3,867,750
	Communications Equipment – 0.3%
600	Ciena Corporation, Convertible Bond	0.875%	6/15/17	B+	484,500
100	CommScope Inc.	1.000%	3/15/24	B	244,375
660	Liberty Media Corporation, Senior Debentures Exchangeable for Motorola Common Stock	3.500%	1/15/31	BB+	319,023
1,050	Lucent Technologies Inc., Series B	2.875%	6/15/25	BB–	836,063
750	Lucent Technologies Inc.	2.875%	6/15/23	BB–	687,188
450	Nortel Networks Corp.	1.750%	4/15/12	B–	339,188
250	Nortel Networks Corp.	1.750%	4/15/12	B–	188,438
600	Nortel Networks Corp.	2.125%	4/15/14	B–	405,000

4,460	Total Communications Equipment				3,503,775
	Computers & Peripherals – 0.2%
1,250	EMC Corporation, Convertible Bonds, 144A	1.750%	12/01/11	A–	1,429,688
600	EMC Corporation, Convertible Bonds, 144A	1.750%	12/01/13	A–	687,750
150	EMC Corporation, Convertible Bonds, 144A	1.750%	12/01/13	A–	171,938
600	Sandisk Corporation, Convertible Bond	1.000%	5/15/13	BB–	414,750

2,600	Total Computers & Peripherals				2,704,126

Principal
Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value
	Construction & Engineering – 0.1%
$200	Fluor Corporation, Convertible Bonds	1.500%	2/15/24	A3	$666,250
250	Quanta Services, Inc., Convertible Bonds	4.500%	10/01/23	BB	750,000

450	Total Construction & Engineering				1,416,250
	Containers & Packaging – 0.0%
350	Sealed Air Corporation, 144A	3.000%	6/30/33	BBB–	336,438
	Diversified Financial Services – 0.1%
250	Leucadia National Corporation, Convertible Bonds	3.750%	4/15/14	BB–	538,125
400	NASDAQ Stock Market Inc., Convertible Bond	2.500%	8/15/13	BB+	349,500

650	Total Diversified Financial Services				887,625
	Diversified Telecommunication Services – 0.1%
600	Qwest Communications International Inc., Convertible Bond	3.500%	11/15/25	B+	593,250
	Electric Utilities – 0.0%
300	Covanta Holding Corporation, Convertible Bonds	1.000%	2/01/27	B1	319,875
	Electrical Equipment – 0.0%
450	General Cable Corporation, Convertible Bonds	1.000%	10/15/12	B+	446,625
	Electronic Equipment & Instruments – 0.1%
300	Anixter International Inc., Convertible Bond	0.000%	7/07/33	BB–	277,125
250	Itron Inc.	2.500%	8/01/26	B–	406,563
300	Tech Data Corporation, Convertible Bonds	2.750%	12/15/26	BBB–	279,375
300	Vishay Intertechnology Inc.	3.625%	8/01/23	B+	299,625

1,150	Total Electronic Equipment & Instruments				1,262,688
	Energy Equipment & Services – 1.0%
250	Cooper Cameron Corporation	1.500%	5/15/24	BBB+	803,438
650	Halliburton Company, Convertible Bond	3.125%	7/15/23	A	1,844,375
1,250	Nabors Industries Inc., Convertible Bond Series 144A	0.940%	5/15/11	BBB+	1,543,750
350	Nabors Industries Inc., Convertible Bond Series 144A	0.940%	5/15/11	BBB+	432,250
200	Schlumberger Limited	2.125%	6/01/23	A+	540,750
250	SESI LLC, Convertible Bond, 144A	1.500%	12/15/26	BB	337,813
700	Transocean Inc., Convertible Bond	1.625%	12/15/37	BBB+	789,250
1,800	Transocean Inc.	1.500%	12/15/37	BBB+	2,043,000
1,000	Transocean Inc.	1.500%	12/15/37	BBB+	1,142,500

6,450	Total Energy Equipment & Services				9,477,126
	Food Products – 0.0%
250	Archer Daniels Midland Company, Convertible Bonds	0.875%	2/15/14	A	252,813
	Health Care Equipment & Supplies – 0.6%
350	Advanced Medical Optics	2.500%	7/15/24	B–	319,813
550	Advanced Medical Optics	3.250%	8/01/26	B–	403,563
350	American Medical Systems Holdings, Convertible Bond	3.250%	7/01/36	B	343,000
350	Beckman Coulter Inc., Convertible Bonds, 144A	2.500%	12/15/36	BBB	388,938
1,100	Hologic Inc.	2.000%	12/15/37	B+	935,000
350	Kinetic Concepts Inc., Convertible Bond	3.250%	4/15/15	B+	356,563
2,300	Medtronic, Inc., Convertible Bond	1.500%	4/15/11	AA–	2,455,250
250	Medtronic, Inc.	1.500%	4/15/11	AA–	266,875
725	Saint Jude Medical, Inc., Convertible Bonds	1.220%	12/15/08	A–	721,375

6,325	Total Health Care Equipment & Supplies				6,190,377
	Health Care Providers & Services – 0.6%
700	Health Management Associates Inc.	1.500%	8/01/23	Baa3	700,875
400	Laboratory Corporation of America Holdings	0.000%	9/11/21	BBB–	384,000
250	LifePoint Hospitals Inc., Convertible Bond	3.250%	8/15/25	B	207,813
500	LifePoint Hospitals, Inc., Convertible Bonds	3.500%	5/15/14	B	428,125
6,350	Omnicare, Inc.	3.250%	12/15/35	B+	4,778,375
225	Saint Jude Medical, Inc., Convertible Bonds	1.220%	12/15/08	A–	223,875

8,425	Total Health Care Providers & Services				6,723,063

JPC	Nuveen Multi-Strategy Income and Growth Fund (continued) Portfolio of INVESTMENTS June 30, 2008 (Unaudited)

Principal
Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value
	Hotels, Restaurants & Leisure – 0.2%
$600	Carnival Corporation	2.000%	4/15/21	A–	$614,250
500	International Game Technology	2.600%	12/15/36	BBB	482,500
900	Punch Taverns Corporation, Convertible Bonds	5.000%	12/14/10	N/R	1,477,824

2,000	Total Hotels, Restaurants & Leisure				2,574,574
	Insurance – 0.2%
2,750	Prudential Financial Inc., Convertible Bond	0.296%	12/12/36	A+	2,692,250
	Internet & Catalog Retail – 0.1%
150	Priceline.com, Inc., Convertible Bonds	0.500%	9/30/11	BB–	434,063
150	Priceline.com, Inc., Convertible Bonds	0.750%	9/30/13	BB–	429,563

300	Total Internet & Catalog Retail				863,626
	IT Services – 0.1%
600	Electronic Data Systems Corporation, Convertible Bonds	3.875%	7/15/23	BBB–	601,500

	Leisure Equipment & Products – 0.0%
300	Eastman Kodak Company	3.375%	10/15/33	B	284,250

	Life Sciences Tools & Services – 0.1%
250	Apogent Technologies, Inc., Convertible Bonds	1.564%	12/15/33	BBB+	481,483
200	Charles River Laboratories International, Inc.	2.250%	6/15/13	BB+	285,000
150	Fisher Scientific International, Inc., Convertible Bonds	2.500%	10/01/23	BBB+	357,375

600	Total Life Sciences Tools & Services				1,123,858
	Machinery – 0.1%
600	Danaher Corporation, Convertible Bonds	0.000%	1/22/21	A+	684,750
500	Trinity Industries Inc., Convertible Bonds	3.875%	6/01/36	Ba2	480,000

1,100	Total Machinery				1,164,750
	Media – 0.7%
200	ELF Special Financing Limited, Convertible Bonds, 144A	6.308%	6/15/09	Ba3	215,146
400	ELF Special Financing Limited, Convertible Bonds, 144A	3.164%	6/15/09	Ba3	392,952
1,050	Getty Images, Inc., Convertible Bonds	0.500%	6/09/23	Ba2	1,055,250
300	Hasbro Inc.	2.750%	12/01/21	BBB	498,375
250	Interpublic Group Companies Inc., Convertible Notes	4.750%	3/15/23	Ba3	257,500
300	Interpublic Group Companies Inc., Convertible Notes	4.250%	3/15/23	Ba3	305,250
650	Liberty Media Corporation, Senior Debentures, Exchangeable for Class B Viacom Common Stock	3.250%	3/15/31	BB+	419,250
750	Liberty Media Corporation, Senior Debentures, Exchangeable for PCS Common Stock, Series 1	4.000%	11/15/29	BB+	417,188
1,200	Liberty Media Corporation	0.750%	3/30/23	BB+	1,257,000
750	Omnicom Group, Inc.	0.000%	7/31/32	A–	757,500
550	Omnicom Group, Inc.	0.000%	7/01/38	A–	574,750
850	Omnicom Group, Inc.	0.000%	2/07/31	A–	846,813
250	Sinclair Broadcast Group, Inc., Convertible Bonds	3.000%	5/15/27	B	230,625

7,500	Total Media				7,227,599
	Metals & Mining – 0.2%
2,000	Gold Reserve, Inc., Convertible Bonds	5.500%	6/15/22	N/R	1,120,000
650	Newmont Mining Corporation	1.625%	7/15/17	BBB+	840,125

2,650	Total Metals & Mining				1,960,125
	Multiline Retail – 0.0%
250	Saks, Inc., Convertible Bonds	2.000%	3/15/24	BB–	265,938
	Oil, Gas & Consumable Fuels – 0.7%
150	Alpha Natural Resouces Inc., Convertible Bond	2.375%	4/15/15	B	312,000
800	Chesapeake Energy Corporation, 144A	2.750%	11/15/35	BB	1,442,000
850	Chesapeake Energy Corporation, Convertible Bonds	2.500%	5/15/37	BB	1,511,938
450	Chesapeake Energy Corporation, Convertible Bonds	2.250%	12/15/38	BB	519,188
500	Devon Energy Corporation	4.900%	8/15/08	BBB+	931,250
600	Peabody Energy Corp., Convertible Bond	4.750%	12/15/66	Ba3	993,750
350	Pioneer Natural Resouces Company, Convertible Bond	2.875%	1/15/38	BB+	546,438
1,075	USEC Inc., Convertible Bond	3.000%	10/01/14	CCC	808,938

4,775	Total Oil, Gas & Consumable Fuels				7,065,502

Principal
Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value
	Pharmaceuticals – 0.5%
$350	Allergan Inc., Convertible Bond	1.500%	4/01/26	A	$370,563
750	Bristol-Myers Squibb Company, Convertible Bond	2.314%	9/15/23	A+	749,535
650	Myland Labs, Inc., Convertible Bonds	1.250%	3/15/12	B+	547,625
900	Teva Pharmaceutical Finance Company B.V., Series D	1.750%	2/01/26	BBB+	1,004,625
500	Teva Pharmaceutical Finance, Series A	0.500%	2/01/24	BBB+	613,750
700	Teva Pharmaceutical Finance, Series B	0.250%	2/01/24	BBB+	938,000
550	Watson Pharmaceuticals Inc., Convertible Bond	1.750%	3/15/23	BB+	526,625
1,100	Wyeth, Convertible Bond	3.581%	1/15/24	A+	1,128,820

5,500	Total Pharmaceuticals				5,879,543
	Real Estate – 0.8%
1,050	Boston Properties Limited Partnership, Convertible Bonds, 144A	2.875%	2/15/37	A–	973,875
250	Brandywine Operating Partnership, Convertible Bonds	3.875%	10/15/26	BBB–	219,375
550	BRE Properties Inc., Convertible Bond	4.125%	8/15/26	BBB	519,750
500	Developers Diversified Realty Corporation, Convertible Bonds	3.000%	3/15/12	N/R	439,375
500	Duke Realty Corporation, Series D	3.750%	12/01/11	BBB+	451,250
350	Health Care REIT, Inc., Convertible Bonds	4.750%	12/01/26	Baa2	374,063
550	Hospitality Properties Trust, Convertible Bonds	3.800%	3/15/27	BBB	460,625
300	Host Marriot LP, Convertible Bonds, 144A	3.250%	4/15/24	Ba1	306,750
1,300	Prologis, Convertible Bonds, 144A	2.250%	4/01/37	BBB+	1,194,375
900	Prologis, Convertible Bonds, 144A	1.875%	11/15/37	BBB+	783,000
1,600	Vornado Realty Trust, Convertible Bonds	2.850%	4/01/27	BBB	1,422,000
600	Vornado Realty, Convertible Bond	3.875%	4/15/25	BBB	681,000
650	Weingarten Realty Investment Trust, Convertible Bonds	3.950%	8/01/26	BBB+	601,250

9,100	Total Real Estate				8,426,688
	Road & Rail – 0.0%
150	CSX Corporation	0.000%	10/30/21	BBB–	334,875
	Semiconductors & Equipment – 0.6%
1,000	Advanced Micro Devices, Inc., Convertible Bonds	5.750%	8/15/12	B	741,250
150	Advanced Micro Devices, Inc., Convertible Bonds	5.750%	8/15/12	B	111,188
1,000	Advanced Micro Devices, Inc., Convertible Bonds	6.000%	5/01/15	B	635,000
400	Advanced Micro Devices, Inc., Convertible Bonds	6.000%	5/01/15	B	254,000
1,300	Intel Corporation, Convertible Bond	2.950%	12/15/35	A–	1,272,375
1,450	Micron Technology, Inc.	1.875%	6/01/14	BB–	1,029,500
400	ON Semiconductor Corporation	2.625%	12/15/26	B+	439,500
2,500	Qimonda Finance LLC, Convertible Bond	6.750%	3/22/13	N/R	1,809,375
300	Xilinx Inc., Convertible Bond, 144A	3.125%	3/15/37	BB	285,000

8,500	Total Semiconductors & Equipment				6,577,188
	Software – 0.1%
350	Amdocs Limited	0.500%	3/15/24	BBB	344,750
250	Computer Associates International Inc., Convertible Bond, Series 144A	1.625%	12/15/09	BB+	312,188
300	Red Hat Inc., Convertible Bond	0.500%	1/15/24	BB–	305,250

900	Total Software				962,188
	Specialty Retail – 0.1%
400	Best Buy Co., Inc.	2.250%	1/15/22	BBB–	419,000
350	Charming Shoppes Inc., Convertible Bond	1.125%	5/01/14	B–	213,938
500	TJX Companies, Inc.	0.000%	2/13/21	A–	529,375
200	United Auto Group, Inc., Convertible Bonds	3.500%	4/01/26	B+	186,500

1,450	Total Specialty Retail				1,348,813
	Textiles, Apparel & Luxury Goods – 0.0%
300	Iconix Brand Group, Inc., Convertible Notes	1.875%	6/30/12	B	229,500
	Thrifts & Mortgage Finance – 0.1%
1,000	Countrywide Financial Corporation, Convertible Bonds, 144A	0.000%	4/15/37	Baa3	968,750

JPC	Nuveen Multi-Strategy Income and Growth Fund (continued) Portfolio of INVESTMENTS June 30, 2008 (Unaudited)

Principal
Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value
	Wireless Telecommunication Services – 0.2%
$300	American Tower Corporation	3.000%	8/15/12	BB+	$626,250
650	Liberty Media Corporation Convertible Bonds	3.750%	2/15/30	BB+	335,563
750	Nextel Communications, Inc., Convertible Senior Notes	5.250%	1/15/10	Baa3	727,500

1,700	Total Wireless Telecommunication Services				1,689,313

$96,660	Total Convertible Bonds (cost $98,892,472)				98,479,407

Principal
Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value
	Corporate Bonds – 9.6% (5.7% of Total Investments)
	Aerospace & Defense – 0.1%
$1,000	Hexcel Corporation, Term Loan	6.750%	2/01/15	B+	$977,500

	Chemicals – 0.2%
1,000	Momentive Performance Materials	9.750%	12/01/14	B	860,000
1,500	Rockwood Specialties Group Inc., Series WI	7.500%	11/15/14	BB–	1,481,250

2,500	Total Chemicals				2,341,250
	Containers & Packaging – 0.4%
2,000	Owens-Brockway Glass Containers, Guaranteed Senior Note	8.250%	5/15/13	BB	2,060,000
2,000	Owens-Illinois Inc.	7.800%	5/15/18	B+	2,040,000

4,000	Total Containers & Packaging				4,100,000
	Electric Utilities – 0.1%
1,000	Sierra Pacific Resources, Series 2006	6.750%	8/15/17	BB	976,615
	Energy Equipment & Services – 0.1%
1,500	Pride International Inc.	7.375%	7/15/14	BB+	1,503,750
	Food & Staples Retailing – 0.2%
2,000	Stater Brothers Holdings Inc.	8.125%	6/15/12	B+	2,020,000
	Food Products – 0.2%
2,243	Dole Foods Company	8.750%	7/15/13	B–	1,985,055
	Health Care Providers & Services – 0.8%
500	Biomet Inc.	10.000%	10/15/17	N/R	536,250
3,000	Community Health Systems, Inc.	8.875%	7/15/15	B	3,033,750
1,700	HCA Inc.	9.125%	11/15/14	BB–	1,742,500
700	HCA Inc.	9.250%	11/15/16	BB–	722,750
2,500	US Oncology Inc.	10.750%	8/15/14	B3	2,493,750

8,400	Total Health Care Providers & Services				8,529,000
	Hotels, Restaurants & Leisure – 1.3%
2,000	Boyd Gaming Corporation	7.750%	12/15/12	BB	1,735,000
1,400	Jacobs Entertainment Inc.	9.750%	6/15/14	B	1,057,000
2,000	Landry’s Restaurants Inc.	9.500%	12/15/14	B3	1,970,000
1,600	Park Place Entertainment	8.125%	5/15/11	B–	1,288,000
2,000	Pinnacle Entertainment Inc.	8.250%	3/15/12	B+	1,975,000
750	Pinnacle Entertainment Inc.	8.750%	10/01/13	B+	753,750
1,750	Seminole Hard Rock Entertainment, Inc.	5.177%	3/15/14	BB	1,478,750
4,000	Universal City Development Partners	11.750%	4/01/10	B+	4,120,000

15,500	Total Hotels, Restaurants & Leisure				14,377,500
	Household Products – 0.1%
1,650	Central Garden & Pet Company, Senior Subordinate Notes	9.125%	2/01/13	CCC+	1,443,750
	Independent Power Producers & Energy Traders – 0.1%
500	Mirant North America LLC	7.375%	12/31/13	B1	498,125
400	NRG Energy Inc.	7.250%	2/01/14	B1	383,000
400	NRG Energy Inc.	7.375%	2/01/16	B1	377,500

1,300	Total Independent Power Producers & Energy Traders				1,258,625

Principal
Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value
	IT Services – 0.9%
$3,500	First Data Corporation	9.875%	9/24/15	B	$3,049,375
1,625	Global Cash Access LLC	8.750%	3/15/12	B	1,604,688
4,750	Sungard Data Systems Inc.	9.125%	8/15/13	B+	4,821,250

9,875	Total IT Services				9,475,313
	Machinery – 0.2%
2,000	Greenbrier Companies, Inc.	8.375%	5/15/15	B	1,915,000
	Media – 1.3%
4,000	Allbritton Communications Company, Series B	7.750%	12/15/12	B+	3,910,000
1,000	Cablevision Systems Corporation, Series B	8.125%	8/15/09	BB	1,010,000
5,000	Cablevision Systems Corporation	7.250%	7/15/08	BB	5,012,500
1,975	Medianews Group Inc.	6.375%	4/01/14	Caa2	819,625
4,000	R.H. Donnelley Corporation	8.875%	10/15/17	B–	2,400,000
2,000	Young Broadcasting Inc., Senior Subordinated Note	10.000%	3/01/11	Caa2	1,130,000

17,975	Total Media				14,282,125
	Metals & Mining – 0.3%
3,700	MagIndustries Corporation,	11.000%	12/14/12	N/R	3,440,134
	Multi-Utilities – 0.1%
1,600	Dynegy Holdings, Inc., Term Loan	8.375%	5/01/16	B	1,560,000
	Oil, Gas & Consumable Fuels – 0.8%
2,400	Baytex Energy Ltd	9.625%	7/15/10	B	2,460,000
400	Chaparral Energy Inc.	8.500%	12/01/15	B–	349,000
2,345	Chesapeake Energy Corporation	7.750%	1/15/15	BB	2,444,663
1,000	Hilcorp Energy I LP/Hilcorp Finance Company, Series 144A	7.750%	11/01/15	BB–	965,000
2,000	SemGroup LP, 144A	8.750%	11/15/15	B1	1,950,000
1,000	Whiting Petroleum Corporation	7.000%	2/01/14	BB–	986,250

9,145	Total Oil, Gas & Consumable Fuels				9,154,913
	Paper & Forest Products – 0.6%
5,000	Georgia-Pacific Corporation	8.125%	5/15/11	B+	4,962,500
2,000	Georgia-Pacific Corporation	7.700%	6/15/15	B+	1,900,000

7,000	Total Paper & Forest Products				6,862,500
	Personal Products – 0.1%
1,500	Prestige Brands Inc.	9.250%	4/15/12	B–	1,507,500
	Real Estate – 0.4%
3,000	Felcor Lodging Trust Inc., 144A	4.803%	12/01/11	Ba3	2,715,000
1,000	Trustreet Properties, Inc.	7.500%	4/01/15	AAA	1,067,628
500	Ventas Realty LP, Series WI	7.125%	6/01/15	BBB–	490,625

4,500	Total Real Estate				4,273,253
	Semiconductors & Equipment – 0.3%
1,600	Avago Technologies Finance Pte Limited	10.125%	12/01/13	BB–	1,704,000
2,000	NXP BV	5.463%	10/15/13	BB–	1,767,500

3,600	Total Semiconductors & Equipment				3,471,500
	Software – 0.3%
3,250	Telcorida Technologies, Inc., (11)	6.564%	7/15/12	B	2,819,375
	Specialty Retail – 0.3%
3,000	Warnaco Inc., Senior Notes	8.875%	6/15/13	BB	3,127,500
	Textiles, Apparel & Luxury Goods – 0.3%
3,000	Jostens IH Corporation	7.625%	10/01/12	B+	2,962,500
	Wireless Telecommunication Services – 0.1%
1,500	IPCS, Inc.	4.975%	5/01/13	B1	1,357,500

$112,738	Total Corporate Bonds (cost $113,825,958)				105,722,158

JPC	Nuveen Multi-Strategy Income and Growth Fund (continued) Portfolio of INVESTMENTS June 30, 2008 (Unaudited)

Principal
Amount (000)/
Shares	Description (1)	Coupon	Maturity	Ratings (3)	Value
	Capital Preferred Securities – 27.2% (16.3% of Total Investments)
	Capital Markets – 2.7%
6,100	C.A. Preferred Funding Trust	7.000%	1/30/49	A1	$5,696,516
10,700	Dresdner Funding Trust I, 144A	8.151%	6/30/31	A1	8,949,469
4,070	JPM Chase Capital XXV	6.800%	10/01/37	Aa3	3,663,989
1,600	Kleinwort Benson Group PLC	3.392%	12/31/99	N/R	999,306
1,600	MUFG Capital Finance	4.850%	7/25/56	BBB+	1,939,119
8,000	UBS Preferred Funding Trust I	8.622%	10/29/49	Aa3	8,042,760

	Total Capital Markets				29,291,159
	Commercial Banks – 15.2%
3,000	AB Svensk Exportkredit, 144A	6.375%	10/27/49	AA–	2,991,042
9,050	Abbey National Capital Trust I	8.963%	6/30/50	A+	9,937,144
2,155	AgFirst Farm Credit Bank	8.393%	12/15/16	A	2,111,734
6,500	AgFirst Farm Credit Bank	7.300%	12/15/53	A	6,026,696
3,000	Bank One Capital III	8.750%	9/01/30	Aa3	3,312,045
2,000	BanPonce Trust I, Series A	8.327%	2/01/27	Baa1	1,909,414
13,030	Barclays Bank PLC, 144A	8.550%	6/15/49	Aa3	12,671,675
1,500	Barclays Bank PLC	7.434%	12/15/57	Aa3	1,409,283
1,500	BBVA International Preferred S.A., Unipersonal	5.919%	4/18/58	Aa3	1,227,129
4,000	BNP Paribas	7.195%	12/25/57	AA–	3,627,332
700	Capital One Capital IV Corporation	6.745%	2/17/37	Baa1	524,369
3,000	Centura Capital Trust I, 144A	8.845%	6/01/27	A2	3,065,412
3,500	Credit Agricole SA	6.637%	5/29/49	Aa3	2,919,371
1,500	DBS Capital Funding Corporation, 144A	7.657%	3/15/49	Aa3	1,517,528
6,200	First Empire Capital Trust I	8.234%	2/01/27	A3	6,185,306
2,000	First Midwest Bancorp Inc.	6.950%	12/01/33	Baa1	1,580,068
800	HBOS Capital Funding LP, Notes	6.850%	3/23/49	A1	645,266
13,400	HBOS PLC, Series 144A	6.413%	4/01/49	A1	9,385,628
3,000	HBOS PLC, Series 144A	6.657%	11/21/57	A1	2,107,437
2,400	HSBC Capital Funding LP, 144A	9.547%	12/31/49	A1	2,505,247
5,750	HSBC Capital Funding LP, Debt	10.176%	6/30/50	A1	7,071,385
11,000	KBC Bank Fund Trust III, 144A	9.860%	5/02/50	A1	11,606,067
1,800	Lloyds TSB Bank PLC, Subordinated Note	6.900%	11/22/49	Aa2	1,666,885
11,500	Mizuho Financial Group	8.375%	4/27/49	Aa3	11,524,921
8,000	North Fork Capital Trust II	8.000%	12/15/27	Baa1	7,055,072
4,500	Northgroup Preferred Capital Corporation, 144A	6.378%	10/15/57	A1	3,101,891
600	Reliance Capital Trust I, Series B	8.170%	5/01/28	N/R	502,439
2,000	Royal Bank of Scotland Group PLC, Series U	7.640%	3/31/49	A1	1,831,576
2,500	Shinsei Finance II Cayman Limited, Perpetual Maturity, 144A	7.160%	7/25/49	Baa2	1,765,625
8,000	Sparebanken Rogaland, Notes, 144A	6.443%	5/01/49	A2	7,930,008
4,000	Standard Chartered PLC, 144A	7.014%	1/30/58	BBB+	3,454,716
9,450	Swedbank ForeningsSparbanken AB, 144A	9.000%	9/17/50	A1	9,585,362
4,000	Unicredito Italiano Capital Trust, 144A	9.200%	4/05/51	A1	4,103,412
800	Union Bank of Norway	7.068%	11/19/49	A	1,210,942
— (8)	Union Planters Preferred Fund, 144A	7.750%	7/15/53	A3	18,215,625

	Total Commercial Banks				166,285,052
	Diversified Financial Services – 0.4%
3,100	Fulton Capital Trust I	6.290%	2/01/36	A3	2,149,230
2,800	Old Mutual Capital Funding, Notes	8.000%	6/22/53	Baa2	2,666,999

	Total Diversified Financial Services				4,816,229
	Diversified Telecommunication Services – 0.9%
10	Centaur Funding Corporation, Series B, 144A	9.080%	4/21/20	BBB	9,848,095
	Insurance – 6.5%
1,000	AMBAC Financial Group Inc.	6.150%	2/15/87	BBB+	160,621
2,300	American General Capital II	8.500%	7/01/30	A1	2,386,994
11,000	American International Group	8.175%	5/15/58	A1	10,379,852
6,400	AXA S.A., 144A	6.463%	12/14/49	BBB+	5,128,831
8,000	Great West Life & Annuity Capital I	6.625%	11/15/34	A–	6,273,967
2,000	Hartford Financial Services Group Inc.	8.125%	6/15/68	AAA	1,949,763
2,000	Liberty Mutual Group	7.800%	3/15/37	Baa3	1,600,629

Principal
Amount (000)/
Shares	Description (1)	Coupon	Maturity	Ratings (3)	Value
	Insurance (continued)

4,000	MetLife Capital Trust X	9.250%	4/08/68	BBB+	$4,318,671
1,150	Nationwide Financial Services Capital Trust	7.899%	3/01/37	Baa1	1,019,532
6,500	Nationwide Financial Services Inc.	6.750%	5/15/67	Baa1	5,162,358
5,500	Oil Insurance Limited, 144A	7.558%	12/30/49	Baa1	4,695,168
7,600	Progressive Corporation	6.700%	6/15/37	A2	6,674,965
3,000	Prudential Financial Inc.	8.875%	6/15/38	A–	3,004,046
1,100	Prudential PLC	6.500%	6/29/49	A	938,795
9,900	QBE Capital Funding Trust II, 144A	6.797%	6/01/49	BBB	8,312,425
14,600	XL Capital, Limited	6.500%	10/15/57	BBB	9,869,687

	Total Insurance				71,876,304
	Real Estate – 0.2%
8,000	CBG Florida REIT Corporation	7.114%	11/15/49	BB+	2,173,888
	Road & Rail – 0.5%
6,400	Burlington Northern Santa Fe Funding Trust I	6.613%	12/15/55	BBB	5,803,034
	Thrifts & Mortgage Finance – 0.8%
14,200	Washington Mutual Preferred Funding Cayman, Series A-1, 144A	7.250%	3/15/49	BB+	8,030,511
1,500	Washington Mutual Preferred Funding Trust II	6.665%	3/15/57	BB+	811,105

	Total Thrifts & Mortgage Finance				8,841,616

	Total Capital Preferred Securities (cost $366,893,366)				298,935,377

Shares	Description (1)				Value
	Investment Companies – 2.5% (1.5% of Total Investments)
65,094	Blackrock Preferred and Corporate Income Strategies Fund				$994,635
504,716	Blackrock Preferred Income Strategies Fund				7,681,777
59,226	Blackrock Preferred Opportunity Trust				1,039,415
542,663	Flaherty and Crumrine/Claymore Preferred Securities Income Fund Inc.				7,564,721
1,797	Flaherty and Crumrine/Claymore Total Return Fund Inc.				1,225,318
50,586	John Hancock Preferred Income Fund				957,592
52,411	John Hancock Preferred Income Fund II				980,085
388,926	John Hancock Preferred Income Fund III				6,483,395

	Total Investment Companies (cost $35,729,339)				26,926,938

Principal
Amount (000)	Description (1)	Coupon	Maturity		Value
	Short-Term Investments – 8.0% (4.7% of Total Investments)
$44,090	Repurchase Agreement with Fixed Income Clearing Corporation, dated 6/30/08, repurchase price $44,092,083, collateralized by $34,710,000 U.S. Treasury Bonds, 6.250%, due 8/25/23, value $42,129,263, $1,210,000 U.S. Treasury Bonds, 6.625%, due 2/15/27, value $1,547,288 and $1,200,000 U.S. Treasury Notes, 5.000%, due 8/15/11, value $1,296,000	1.350%	7/01/08		$44,090,430
43,318	Repurchase Agreement with Fixed Income Clearing Corporation, dated 6/30/08, repurchase price $43,320,045, collateralized by $1,925,000 U.S. Treasury Notes, 5.000%, due 8/15/11, value $2,079,000, $805,000 U.S. Treasury Notes, 4.875%, due 5/15/09, value $827,138, $33,265,000 U.S. Treasury Notes, 4.750%, due 12/31/08, value $33,639,231, $4,065,000 U.S. Treasury Notes, 4.750%, due 2/15/10, value $4,278,413 and $3,275,000 U.S. Treasury Notes, 4.500%, due 3/31/09, value $3,365,063	1.350%	7/01/08		43,318,421

$87,408	Total Short-Term Investments (cost $87,408,851)				87,408,851

	Total Investments (cost $2,067,225,278) – 168.0%				1,844,235,167

Shares	Description (1)				Value
	Common Stocks Sold Short – (0.8)%
	Chemicals – (0.1)%
(21,200)	Sigma-Aldrich Corporation				$(1,141,832)

	Computers & Peripherals – (0.1)%
(4,600)	Apple, Inc., (2)				(770,224)

JPC	Nuveen Multi-Strategy Income and Growth Fund (continued) Portfolio of INVESTMENTS June 30, 2008 (Unaudited)

Shares	Description (1)				Value
	Health Care Equipment & Supplies – (0.2)%
(9,200)	C. R. Bard, Inc.				$(809,140)
(6,000)	Chattem Inc., (2)				(390,300)

	Total Health Care Equipment & Supplies				(1,199,440)

	Hotels, Restaurants & Leisure – (0.0)%
(12,400)	Tim Hortons Inc.				(355,756)
	Internet Software & Services – (0.1)%
(15,140)	Bankrate Inc., (2)				(591,520)
	Pharmaceuticals – (0.2)%
(32,000)	Abbott Laboratories				(1,695,897)
(19,800)	Allergan, Inc.				(1,030,590)

	Total Pharmaceuticals				(2,726,487)
	Specialty Retail – (0.1)%
(8,600)	AutoZone, Inc., (2)				(1,040,686)
(14,100)	Urban Outfitters, Inc., (2)				(439,779)

	Total Specialty Retail				(1,480,465)

	Total Common Stocks Sold Short (proceeds $9,112,809)				(8,265,724)

Number of		Notional	Expiration	Strike
Contracts	Type	Amount (9)	Date	Price	Value
	Call Options Written – (1.0)%
(2,445)	Allied Waste Industries	$(2,445,000)	1/17/09	$10.0	$(806,850)
(833)	Allied Waste Industries	(1,041,250)	1/17/09	12.5	(116,620)
(376)	Ameren Corporation	(1,692,000)	12/20/08	45.0	(46,060)
(249)	Amgen, Inc.	(1,245,000)	1/17/09	50.0	(77,190)
(446)	Amgen, Inc.	(2,453,000)	1/17/09	55.0	(67,569)
(981)	AngloGold Limited	(3,924,000)	1/17/09	40.0	(191,295)
(155)	Arch Coal Inc.	(852,500)	1/17/09	55.0	(379,750)
(560)	AstraZeneca Group	(2,520,000)	7/19/08	45.0	(18,200)
(734)	AstraZeneca Group	(3,670,000)	1/17/09	50.0	(80,740)
(1,980)	Barrick Gold Corporation	(9,900,000)	1/17/09	50.0	(811,800)
(2,315)	BJ Services Company	(5,208,750)	1/17/09	22.5	(2,384,450)
(2,164)	AbitibiBowater, Inc.	(2,705,000)	1/17/09	12.5	(232,630)
(910)	BP Amoco, PLC	(6,370,000)	1/17/09	70.0	(473,200)
(600)	eBay, Inc.	(1,800,000)	1/17/09	30.0	(127,800)
(1,000)	Electronic Data Systems Corporation	(2,000,000)	1/17/09	20.0	(505,000)
(1,012)	Gold Fields Limited	(1,771,000)	7/19/08	17.5	(5,060)
(300)	Health Net Inc.	(900,000)	10/18/08	30.0	(19,500)
(370)	IdaCorp Inc.	(1,110,000)	11/22/08	30.0	(37,000)
(1,260)	Ivanhoe Mines Ltd.	(1,575,000)	1/17/09	12.5	(204,750)
(375)	KT Corporation	(937,500)	7/19/08	25.0	(7,500)
(1,700)	LM Ericsson Telephone Company	(1,921,000)	1/17/09	11.3	(170,000)
(460)	Microsoft Corporation	(1,380,000)	1/17/09	30.0	(65,550)
(1,823)	Newmont Mining Corporation	(9,115,000)	1/17/09	50.0	(1,285,215)
(601)	Nexen Inc.	(1,803,000)	1/17/09	30.0	(679,130)
(2,516)	Nippon Telegraph & Telephone Corporation	(6,290,000)	12/20/08	25.0	(371,110)
(411)	Progress Energy, Inc.	(1,644,000)	1/17/09	40.0	(124,328)
(615)	Royal Dutch Shell PLC	(4,305,000)	7/19/08	70.0	(627,300)
(400)	Sanofi-Aventis	(1,700,000)	9/20/08	42.5	(3,000)
(610)	Scholastic Corporation	(1,830,000)	9/20/08	30.0	(79,300)
(1,335)	Smithfield Foods, Inc.	(4,005,000)	1/17/09	30.0	(46,725)
(450)	Tech Data Corporation	(1,800,000)	1/17/09	40.0	(40,500)
(106)	Technip S.A.	(636,000)	12/20/08	60.0	(101,637)
(3,608)	Tyson Foods, Inc.	(5,412,000)	1/17/09	15.0	(685,520)
(1,203)	Tyson Foods, Inc.	(2,105,250)	1/17/09	17.5	(117,293)
(380)	UBS AG	(1,140,000)	1/17/09	30.0	(25,650)
(405)	UBS AG	(1,620,000)	1/17/09	40.0	(4,050)

(35,688)	Total Call Options Written (premiums received $(10,461,853))	(100,826,250)			(11,019,271)

Borrowings Payable – (41.0)% (12), (13)	$(450,000,000)

Other Assets Less Liabilities – (1.7)%	(19,407,679)

FundPreferred Shares, at Liquidation Value – (23.5)% (12)	(258,000,000)

Net Assets Applicable to Common Shares – 100%	$1,097,542,493

Interest Rate Swaps outstanding at June 30, 2008:

		Fund			Fixed Rate		Unrealized
	Notional	Pay/Receive	Floating Rate	Fixed Rate	Payment	Termination	Appreciation
Counterparty	Amount	Floating Rate	Index	(Annualized)	Frequency	Date	(Depreciation)
Morgan Stanley	$71,000,000	Receive	1-Month USD-LIBOR	3.406%	Monthly	1/22/09	$(138,013)

USD-LIBOR (United States Dollar-London Inter-Bank Offered Rate)

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.
(2)	Non-income producing.
(3)	Ratings: Using the higher of Standard & Poor’s Group (“Standard & Poor’s”) or Moody’s Investor Service, Inc. (“Moody’s”) rating. Ratings below BBB by Standard & Poor’s or Baa by Moody’s are considered to be below investment grade.
(4)	Senior Loans generally are subject to mandatory and/or optional prepayment. Because of these mandatory prepayment conditions and because there may be significant economic incentives for a Borrower to prepay, prepayments of Senior Loans may occur. As a result, the actual remaining maturity of Senior Loans held may be substantially less than the stated maturities shown.
(5)	Senior Loans generally pay interest at rates which are periodically adjusted by reference to a base short-term, floating lending rate plus an assigned fixed rate. These floating lending rates are generally (i) the lending rate referenced by the London Inter-Bank Offered Rate (“LIBOR”), or (ii) the prime rate offered by one or more major United States banks.
Senior Loans may be considered restricted in that the Fund ordinarily is contractually obligated to receive approval from the Agent Bank and/or Borrower prior to the disposition of a Senior Loan.
(6)	Position or portion of position represents an unfunded Senior Loan commitment outstanding at June 30, 2008.
(7)	Negative value represents unrealized depreciation on unfunded Senior Loan commitment outstanding at June 30, 2008.
(8)	Principal Amount (000) rounds to less than $1,000.
(9)	For disclosure purposes, Notional Amount is calculated by multiplying the Number of Contracts by the Strike Price by 100.
(10)	Portion of investments, with an aggregate market value of $98,148,478, has been pledged to collateralize the net payment obligations under call options written.
(11)	Portion of investment, with an aggregate market value of $303,625, has been pledged to collateralize the net payment obligations under interest rate swap contracts.
(12)	Borrowings and FundPreferred Shares, at Liquidation Value as a percentage of total investments are (24.4)% and (14.0)%, respectively.
(13)	The Fund may pledge up to 100% of its eligible securities in the Portfolio of Investments as collateral for Borrowings.
N/R	Not rated.
WI/DD	Purchased on a when-issued or delayed delivery basis.
144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration which are normally those transactions with qualified institutional buyers.
ADR	American Depositary Receipt.
CORTS	Corporate Backed Trust Securities.
PPLUS	PreferredPlus Trust.
SATURNS	Structured Asset Trust Unit Repackaging.
TBD	Senior Loan purchased on a when-issued or delayed-delivery basis. Certain details associated with this purchase are not known prior to the settlement date of the transaction. In addition, Senior Loans typically trade without accrued interest and therefore a weighted average coupon rate is not available prior to settlement. At settlement, if still unknown, the Borrower or counterparty will provide the Fund with the final weighted average coupon rate and maturity date.
See accompanying notes to financial statements.

JQC	Nuveen Multi-Strategy Income and Growth Fund 2 Portfolio of INVESTMENTS
June 30, 2008 (Unaudited)

Shares	Description (1)	Value
	Common Stocks – 41.4% (25.2% of Total Investments)
	Aerospace & Defense – 0.5%
17,680	Boeing Company	$1,161,930
4,190	Esterline Technologies Corporation, (2)	206,399
17,420	Finmeccanica S.p.A.	457,481
16,222	Lockheed Martin Corporation	1,600,463
16,570	Orbital Sciences Corporation, (2)	390,389
59,500	Thales S.A.	3,391,210

	Total Aerospace & Defense	7,207,872
	Airlines – 0.0%
29,720	Lufthansa AG	641,060
	Auto Components – 0.2%
56,190	Aisin Seiki Company Limited	1,841,514
33,860	Magna International Inc., Class A	2,005,866

	Total Auto Components	3,847,380
	Automobiles – 0.5%
33,570	Daimler-Chrysler AG	2,070,262
51,200	Honda Motor Company Limited	1,742,336
1,566	S.A. D’Ieteren N.V.	432,465
25,110	Toyota Motor Corporation	2,360,340
57,400	Yamaha Motor Company Limited	1,074,105

	Total Automobiles	7,679,508
	Beverages – 1.1%
4,120	Boston Beer Company, (2)	167,602
134,440	Coca Cola Amatil Limited	903,455
72,530	Coca-Cola Company	3,770,109
26,850	Diageo PLC, Sponsored ADR	1,983,410
67,460	Fomento Economico Mexicano S.A.	3,070,105
91,030	Heineken N.V.	4,646,508
31,530	Molson Coors Brewing Company, Class B	1,713,025
41,342	Pepsi Bottling Group, Inc.	1,154,269
11,460	SABMiller PLC	262,962

	Total Beverages	17,671,445
	Biotechnology – 0.7%
16,290	Alnylam Pharmaceuticals, Inc.	435,432
99,100	Amgen Inc., (2), (9)	4,673,556
23,470	Cephalon, Inc., (2)	1,565,214
9,810	Genentech, Inc., (2)	744,579
24,390	Genzyme Corporation, (2)	1,756,568
19,020	Novo-Nordisk A/S	1,255,320

	Total Biotechnology	10,430,669
	Capital Markets – 0.9%
50,470	Bank of New York Company, Inc.	1,909,280
17,000	BGC Partners Inc., Class A, (2)	128,350
15,664	Calamos Asset Management, Inc. Class A	266,758
37,180	Credit Suisse Group	1,684,626
17,010	Credit Suisse Group	780,940
223,610	Daiwa Securities Group Inc.	2,055,313
53,910	Invesco LTD	1,292,762
34,490	JPMorgan Chase & Co.	1,183,352
87,210	Man Group PLC	1,073,242
158,760	UBS AG, (9)	3,279,982

	Total Capital Markets	13,654,605

Shares	Description (1)	Value
	Chemicals – 1.5%
13,530	Air Products & Chemicals Inc.	$1,337,576
1,000	Bayer AG	84,040
12,700	Bayer AG	1,065,962
1,970	CF Industries Holdings, Inc.	301,016
19,600	Eastman Chemical Company	1,349,656
285,700	Mitusi Chemicals	1,407,177
41,900	Mosaic Company, (2)	6,062,930
368,240	Nissan Chemical Industries Limited	4,529,090
400	Potash Corporation of Saskatchewan	91,428
23,050	Potash Corporation of Saskatchewan	5,347,591
34,940	Shin – Etsu Chemical Company Limited	2,165,138
16,900	Terra Industries, Inc., (2)	834,015

	Total Chemicals	24,575,619
	Commercial Banks – 2.0%
490	Allied Irish Banks	15,087
104,590	Allinaz S.E.	1,825,096
2,080	Banco Bilbao Vizcaya Argentaria S.A.	39,458
3,195	Banco Bradesco SA, ADR	65,370
3,237	Banco Itau Holdings Financeira, S.A.	65,743
55,640	Banco Santander Central S.A.	1,012,092
9,940	Bank of Montreal	409,826
2,100	Barclays PLC	48,615
71,530	Barclays PLC	415,320
30,350	BB&T Corporation	691,070
35,620	BNP Paribas S.A.	3,226,955
13,000	Community Bank System Inc.	268,060
43,980	Credit Agricole S.A.	898,792
341,600	DnB NOR ASA	4,346,124
154,940	Hang Seng Bank	3,268,797
21,500	ICICI Bank Limited, ADR	618,340
1,890	KBC Group NV	209,877
7,270	Kookmin Bank	425,368
32,740	Lloyds TSB Group PLC, Sponsored ADR	807,696
32,750	Marshall and Ilsley Corporation	502,058
16,570	National Australia Bank Limited, Sponsored ADR	420,948
3,650	National Bank of Greece S.A.	164,472
42,692	National Bank of Greece S.A.	381,240
1,189,740	Nishi-Nippon City Bank Limited	3,540,593
15,220	Nordic Baltic Holdings FDR	210,011
31,510	Northern Trust Corporation	2,160,641
13,540	PNC Financial Services Group, Inc.	773,134
6,043	Prosperity Bancshares, Inc.	161,529
82,616	Royal Bank of Scotland, PLC	353,801
63,990	Standard Chartered PLC	1,822,656
6,210	SVB Financial Group, (2)	298,763
28,170	Sydbank A/S	1,073,488
7,200	UMB Financial Corporation	369,144
76,090	United Overseas Bank Limited	1,041,340
25,880	Wachovia Corporation	401,916

	Total Commercial Banks	32,333,420
	Commercial Services & Supplies – 0.8%
444,100	Allied Waste Industries, Inc., (2), (9)	5,604,542
3,078	Consolidated Graphics Inc., (2)	151,653
35,820	Corrections Corporation of America, (2)	983,975
2,560	Dun and Bradstreet Inc.	224,358
51,141	Michael Page International PLC	238,110
36,580	Randstad Holding N.V.	1,278,574
435,000	Toppan Printing Company Limited	4,788,953

	Total Commercial Services & Supplies	13,270,165
	Communications Equipment – 0.8%
6,000	Comtech Telecom Corporation, (2)	294,000
105,690	Corning Incorporated	2,436,155

JQC	Nuveen Multi-Strategy Income and Growth Fund 2 (continued) Portfolio of INVESTMENTS June 30, 2008 (Unaudited)

Shares	Description (1)	Value
	Communications Equipment (continued)

8,670	Interdigital Inc., (2)	$210,854
244,600	LM Ericsson Telefonaktiebolget, (9)	2,543,840
72,750	Nokia Oyj, Sponsored ADR	1,782,375
103,370	QUALCOMM Inc.	4,586,527
42,750	Telemex Internacional SAB de CV	688,275

	Total Communications Equipment	12,542,026
	Computers & Peripherals – 0.9%
28,600	Apple, Inc., (2)	4,788,784
83,230	Hewlett-Packard Company	3,679,598
29,860	International Business Machines Corporation (IBM)	3,539,306
10,920	NCR Corporation, (2)	275,184
83,614	Netwwork Appliance Inc., (2)	1,811,079

	Total Computers & Peripherals	14,093,951
	Construction & Engineering – 0.8%
313,170	AMEC PLC	5,551,708
12,610	Fluor Corporation	2,346,469
210,210	JGC Corporation	4,137,486
6,710	Perini Corporation, (2)	221,766

	Total Construction & Engineering	12,257,429
	Consumer Finance – 0.4%
10,470	MasterCard, Inc.	2,779,994
22,150	Visa Inc.	1,801,017
67,290	Western Union Company	1,663,409

	Total Consumer Finance	6,244,420
	Containers & Packaging – 0.0%
14,270	Owens-Illinois, Inc., (2)	594,916
	Distributors – 0.1%
77,830	Jardine Cycle & Carriage Limited	972,482
30,490	Unilever PLC	867,853

	Total Distributors	1,840,335
	Diversified Consumer Services – 0.1%
10,060	Apollo Group, Inc., (2)	445,256
7,920	ITT Educational Services, Inc., (2)	654,430

	Total Diversified Consumer Services	1,099,686
	Diversified Financial Services – 0.5%
97,910	Citigroup Inc.	1,640,972
29,600	Deutsche Boerse AG	3,341,023
22,960	Eaton Vance Corporation	912,890
25,120	ING Groep N.V., Ordinary Shares	801,090
31,710	ING Groep N.V.	1,000,451
2,930	Orix Corporation	419,143

	Total Diversified Financial Services	8,115,569
	Diversified Telecommunication Services – 1.5%
50,470	AT&T Inc.	1,700,334
9,810	Cbeyond Inc., (2)	157,156
29,170	France Telecom S.A.	864,307
87,690	KT Corporation, Sponsored ADR, (9)	1,869,551
528,160	Nippon Telegraph and Telephone Corporation, ADR, (9)	12,834,288
350	Nippon Telegraph and Telephone Corporation, ADR	1,713,990
650,000	Telecom Italia S.p.A.	1,054,095
33,990	Telefonica SA	2,704,924
42,750	Telefonos de Mexico SA, Series L	1,012,320

	Total Diversified Telecommunication Services	23,910,965
	Electric Utilities – 2.1%
53,800	Ameren Corporation, (9)	2,271,974
7,950	Black Hills Corporation	254,877

Shares	Description (1)	Value
	Electric Utilities (continued)

357,200	Centrais Electricas Brasileiras S.A., ADR	$5,877,333
55,670	E.ON A.G	3,741,213
44,570	Edison International	2,290,007
12,000	El Paso Electric Company, (2)	237,600
21,030	FPL Group, Inc.	1,379,147
146,000	IdaCorp, Inc., (9)	4,217,940
382,100	Korea Electric Power Corporation, Sponsored ADR	5,551,913
211,100	PNM Resources Inc.	2,524,756
69,880	Progress Energy, Inc., (9)	2,923,080
62,990	Reliant Energy Inc., (2)	1,339,797

	Total Electric Utilities	32,609,637
	Electrical Equipment – 0.7%
122,960	ABB Limited	3,497,839
51,384	Emerson Electric Co.	2,540,939
2,240	First Solar Inc., (2)	611,117
146,370	Hitachi Limited	1,055,888
24,630	Nidec Corporation	1,639,912
26,070	Nikon Corporation	761,096
46,850	Prysmian SPA	1,186,847

	Total Electrical Equipment	11,293,638
	Electronic Equipment & Instruments – 0.7%
54,690	Au Optronic Corporation	866,290
2,234	Itron Inc., (2)	219,714
103,190	LG Philips LCD Company Limited, Sponsored ADR	1,927,589
15,870	MEMC Electronic Materials, (2)	976,640
9,690	Mettler-Toledo International Inc., (2)	919,193
89,700	Tech Data Corporation, (2), (9)	3,039,933
4,641	Teledyne Technologies Inc., (2)	226,434
43,410	Thermo Fisher Scientific, Inc., (2)	2,419,239

	Total Electronic Equipment & Instruments	10,595,032
	Energy Equipment & Services – 1.5%
1,420	Atwood Oceanics Inc., (2)	176,563
328,000	BJ Services Company, (9)	10,476,320
36,560	Cooper Cameron Corporation, (2)	2,023,596
2,680	Dawson Geophysical Company, (2)	159,353
13,190	Dresser Rand Group, Inc., (2)	515,729
24,170	FMC Technologies Inc., (2)	1,859,398
58,260	Global Industries, Limited, (2)	1,044,602
10,270	Matrix Service Company, (2)	236,826
13,460	National-Oilwell Varco Inc., (2)	1,194,171
20,670	Noble Corporation	1,342,723
31,980	Patterson-UTI Energy, Inc.	1,152,559
28,030	Pride International Inc., (2)	1,325,539
14,300	Technip S.A.	1,323,636
6,990	Transocean Inc., (2)	1,065,206

	Total Energy Equipment & Services	23,896,221
	Food & Staples Retailing – 0.5%
25,040	Casino Guichard-Perrachon S.A	2,838,546
5,330	Koninklijke Ahold N.V., (2)	71,716
50,780	Kroger Co.	1,466,019
4,750	Nash Finch Company	162,783
50,030	Safeway Inc.	1,428,357
27,580	Wal-Mart Stores, Inc.	1,549,996
82,250	William Morrison Supermarkets PLC	436,196

	Total Food & Staples Retailing	7,953,613
	Food Products – 1.8%
18,810	Dean Foods Company, (2)	369,052
2,910	Diamond Foods Inc.	67,046
21,830	Flowers Foods Inc.	618,662

JQC	Nuveen Multi-Strategy Income and Growth Fund 2 (continued) Portfolio of INVESTMENTS June 30, 2008 (Unaudited)

Shares	Description (1)	Value
	Food Products (continued)

14,930	General Mills, Inc.	$907,296
44,110	H.J. Heinz Company	2,110,664
267,890	Jeronimo Martins SGPS	1,946,513
12,350	Monsanto Company	1,561,534
580	Nestle S.A.	65,710
377,700	Smithfield Foods, Inc., (2), (9)	7,508,676
70,860	Tingyi Holding Corporation	87,607
679,300	Tyson Foods, Inc., Class A, (9)	10,148,742
98,390	Unilever PLC	2,795,260

	Total Food Products	28,186,762
	Gas Utilities – 0.6%
1,460	BG PLC	189,884
6,530	E.ON AG	1,317,531
32,803	Energen Corporation	2,559,618
11,060	Equitable Resources Inc.	763,804
56,290	Questar Corporation	3,998,842
35,440	Spectra Energy Corporation	1,018,546

	Total Gas Utilities	9,848,225
	Health Care Equipment & Supplies – 0.7%
27,550	Alfresa Holdings Corporation	1,966,653
3,060	Analogic Corporation	192,994
38,520	Baxter International Inc.	2,462,969
753	Fresenius Medical Care, ADR	41,332
44,670	Fresenius Medical Care, ADR	2,462,279
155,500	Paramount Bed Company Limited	2,299,148
12,480	Patterson Companies Inc., (2)	366,787
35,840	Saint Jude Medical Inc., (2)	1,465,139
5,719	Surmodics Inc., (2)	256,440

	Total Health Care Equipment & Supplies	11,513,741
	Health Care Providers & Services – 0.2%
43,188	Express Scripts, Inc., (2)	2,708,751
43,000	Health Net Inc., (2), (9)	1,034,580
6,350	Mentor Corporation	176,657

	Total Health Care Providers & Services	3,919,988
	Hotels, Restaurants & Leisure – 0.3%
2,950	Bally Technologies, Inc., (2)	99,710
26,800	Burger King Holdings Inc.	717,972
1,220	Carnival Corporation	38,955
32,100	McDonald’s Corporation	1,804,662
3,680	WMS Industries Inc., (2)	109,554
22,240	Wynn Resorts Ltd	1,809,224

	Total Hotels, Restaurants & Leisure	4,580,077
	Household Durables – 0.3%
21,380	Desarrolladora Homex SAB de C.V., Sponsored ADR, (2)	1,252,440
19,430	Jarden Corporation, (2)	354,403
4,400	Matsushita Electric Industrial Co., Ltd, ADR	94,248
121,390	Matsushita Electric Industrial Co., Ltd, ADR	2,617,913
6,210	Tupperware Corporation	212,506

	Total Household Durables	4,531,510
	Household Products – 0.3%
40,070	Colgate-Palmolive Company	2,768,837
82,000	KAO Corporation	2,150,680

	Total Household Products	4,919,517
	Independent Power Producers & Energy Traders – 0.1%
30,280	NRG Energy Inc., (2)	1,299,012

Shares	Description (1)	Value
	Industrial Conglomerates – 0.4%
27,790	East Asiatic Co LTD	$1,924,401
213,160	Keppel Corporation	1,745,325
33,280	Mitsubishi Corporation	1,096,953
5,730	Siemens AG, Sponsored ADR	631,045
4,480	Teleflex Inc.	249,043

	Total Industrial Conglomerates	5,646,767
	Insurance – 0.9%
1,071	Aegon N.V.	14,041
56,018	AFLAC Incorporated	3,517,930
13,890	Amtrust Financial Services, Inc.	175,014
22,710	Aon Corporation	1,043,297
17,870	Arch Capital Group Limited, (2)	1,185,138
5,400	Aspen Insurance Holdings Limited, (2)	127,818
16,330	Assurant Inc.	1,077,127
11,780	Axis Capital Holdings Limited	351,162
345,100	Benfield Group, Limited	1,680,662
1,580	Fairfax Financial Holdings Limited	401,162
8,060	First Mercury Financial Corporation	142,178
13,440	HCC Insurance Holdings Inc.	284,122
418,810	Mapfre S.A.	2,004,563
7,270	Philadelphia Consolidated Holding Corporation, (2)	246,962
11,210	Seabright Insurance Holdings Inc., (2)	162,321
8,740	Sun Life Financial Inc.	357,903
35,750	WR Berkley Corporation	863,720
1,730	Zurich Financial Services AG	442,852

	Total Insurance	14,077,972
	Internet Software & Services – 0.2%
90,000	eBay Inc., (2), (9)	2,459,700
5,380	Sohu.com Inc.	378,967
12,060	Switch & Data Facilities Company, Inc.	204,899

	Total Internet Software & Services	3,043,566
	IT Services – 0.4%
45,470	Accenture Limited	1,851,538
16,970	CGI Group Inc., (2)	169,191
140,000	Electronic Data Systems Corporation, (9)	3,449,600
17,180	TNS Inc., (2)	411,633

	Total IT Services	5,881,962
	Leisure Equipment & Products – 0.2%
2,350	Canon Inc.	120,344
30	Fuji Photo Film Co., Ltd.	1,031
1,070	FujiFilm Holdings Corporation, ADR	36,669
56,994	Hasbro, Inc.	2,035,826
14,860	Marvel Entertainment Inc., (2)	477,600

	Total Leisure Equipment & Products	2,671,470
	Life Sciences Tools & Services – 0.1%
3,600	Dionex Corporation, (2)	238,932
7,490	Illumina Inc., (2)	652,454

	Total Life Sciences Tools & Services	891,386
	Machinery – 0.7%
77,850	ABB Limited	2,204,712
39,330	AGCO Corporation, (2)	2,061,285
6,260	Badger Meter Inc.	316,318
10,990	Deere & Company	792,709
7,190	Eaton Corporation	610,934
27,448	Harsco Corporation	1,493,446
590	Hitachi Limited	42,291
4,140	ITT Industries Inc.	262,186
16,260	MAN AG	1,805,097
9,430	Manitowoc Company Inc.	306,758

JQC	Nuveen Multi-Strategy Income and Growth Fund 2 (continued) Portfolio of INVESTMENTS June 30, 2008 (Unaudited)

Shares	Description (1)	Value
	Machinery (continued)

7,737	Parker Hannifin Corporation	$551,803
10,670	RBC Bearings Inc., (2)	355,524
9,070	Robbins & Myers, Inc.	452,321

	Total Machinery	11,255,384
	Marine – 0.3%
250,340	Kawasaki Kisen Kaisha Limited	2,350,511
110,350	Nippon Yusen Kabushki Kaisha	1,061,048
56,500	Stolt-Nielsen S.A.	1,286,814

	Total Marine	4,698,373
	Media – 0.5%
50,170	Cablevision Systems Corporation, (2)	1,133,842
74,890	DIRECTV Group, Inc., (2)	1,940,400
87,000	Scholastic Corporation, (2), (9)	2,493,420
1,550	Shaw Communication Inc.	31,558
22,490	Shaw Communication Inc.	459,196
9,830	Thomson Corporation	316,428
33,400	Walt Disney Company	1,042,080
1,080	WPP Group PLC	51,646

	Total Media	7,468,570
	Metals & Mining – 4.8%
345,502	AngloGold Ashanti Limited, Sponsored ADR, (9)	11,726,338
276,900	Apex Silver Mines Limited, (2)	1,359,579
281,300	Barrick Gold Corporation, (9)	12,799,150
17,590	BHP Billiton PLC	672,703
13,840	BHP Billiton PLC	1,072,323
83,770	BHP Billiton PLC	3,509,376
5,190	Cleveland-Cliffs Inc.	618,596
4,580	Compass Minerals International, Inc.	368,965
122,340	Cookson Group	1,529,110
319,100	Crystallex International Corporation, (2)	357,392
25,890	Freeport-McMoRan Copper & Gold, Inc.	3,034,049
286,100	Gold Fields Limited, (9)	3,619,165
180,000	Ivanhoe Mines Ltd., (2), (9)	1,963,800
2,595,500	Lihir Gold Limited, (2)	8,186,096
604,210	Mitsubishi Materials	2,583,334
235,100	Newmont Mining Corporation, (9)	12,262,816
265,900	NovaGold Resources Inc., (2), (9)	1,980,955
6,086	Olympic Steel Inc.	462,049
6,010	Rio Tinto PLC, Sponsored ADR	2,974,950
49,280	SSAB Svenskt Stal AB	1,595,630
9,000	United States Steel Corporation	1,663,020
32,510	Xstrata PLC	2,605,742

	Total Metals & Mining	76,945,138
	Multiline Retail – 0.5%
44,150	Big Lots, Inc., (2)	1,379,246
55,450	Costco Wholesale Corporation	3,889,263
11,830	Dollar Tree Stores Inc., (2)	386,723
13,620	Family Dollar Stores, Inc.	271,583
111,910	Next PLC	2,161,092

	Total Multiline Retail	8,087,907
	Oil, Gas & Consumable Fuels – 4.0%
2,670	Alpha Natural Resources Inc.	278,454
22,100	Arch Coal Inc., (9)	1,658,163
68,150	BG Group PLC	1,759,249
167,780	BP Amoco PLC, (9)	11,672,455
9,720	Cabot Oil & Gas Corporation	658,336
3,260	Carrizo Oil & Gas, Inc., (2)	221,973
34,830	Chesapeake Energy Corporation	2,297,387
23,850	Chevron Corporation	2,364,251

Shares	Description (1)	Value
	Oil, Gas & Consumable Fuels (continued)

3,793	Comstock Resources Inc., (2)	$320,243
37,270	Continental Resources Inc., (2)	2,583,556
28,530	Denbury Resources Inc., (2)	1,041,345
3,770	Devon Energy Corporation	453,003
41,340	Eni S.p.A., Sponsored ADR	3,068,668
10,940	EOG Resources, Inc.	1,435,328
25,210	Hess Corporation	3,181,250
8,350	Massey Energy Company	782,813
29,400	Murphy Oil Corporation	2,882,670
86,500	Nexen Inc., (9)	3,438,375
28,500	Occidental Petroleum Corporation	2,561,010
3,930	Patriot Coal Corporation, (2)	602,430
9,030	Petrohawk Energy Corporation, (2)	418,179
25,270	Petroleo Brasileiras S.A.	1,789,874
13,860	Petroquest Energy Inc., (2)	372,834
7,937	Pioneer Drilling Company, (2)	149,295
52,440	Repsol YPF S.A.	2,059,319
111,100	Royal Dutch Shell PLC, Class B, Sponsored ADR, (9)	8,900,221
101,050	Singapore Petroleum	490,191
70,323	Statoil ASA	2,628,674
28,880	Total S.A., Sponsored ADR	2,462,598
10,940	Total S.A.	933,568
1,610	Whiting Petroleum Corporation	170,789
8,020	XTO Energy, Inc.	549,450

	Total Oil, Gas & Consumable Fuels	64,185,951
	Paper & Forest Products – 0.2%
170,300	AbitibiBowater Inc., (2), (9)	1,588,899
8,170	Buckeye Technologies Inc., (2)	69,118
9,610	Potlatch Corporation	433,603
99,352	Sonae Industria-SPGS S.A., (2)	405,140
34,440	Votorantim Celulose e Papel S.A.	919,892

	Total Paper & Forest Products	3,416,652
	Personal Products – 0.0%
5,700	Herbalife, Limited	220,875
	Pharmaceuticals – 1.7%
24,100	Astellas Pharma Inc.	1,021,331
181,990	AstraZeneca Group, (9)	7,740,035
74,580	Daiichi Sankyo Company Limited	2,054,400
27,760	Eli Lilly and Company	1,281,402
9,200	GlaxoSmithKline PLC, ADR	406,824
28,730	H. Lundbeck A/S	655,077
139,000	Kissei Pharmaceuticals Company Limited	3,108,961
31,300	Merck & Co. Inc.	1,179,697
42,320	Novartis AG	2,330,282
3,990	Novo Nordisk A/S	261,137
271,700	Patheon Inc., (2)	1,095,113
65,020	Pfizer Inc.	1,135,899
11,580	Pozen Inc., (2)	125,990
89,670	Sanofi-Aventis, ADR, (9)	2,979,734
49,240	Shionogi & Company Limited	971,491
54,665	Warner Chilcott Limited, (2)	926,572

	Total Pharmaceuticals	27,273,945
	Real Estate – 0.3%
30,590	Annaly Capital Management Inc.	474,451
7,610	Essex Property Trust Inc.	810,465
8,767	LaSalle Hotel Properties	220,315
10,550	Lexington Corporate Properties Trust	143,797
24,080	Rayonier Inc.	1,022,437
10,264	SL Green Realty Corporation	849,038

JQC	Nuveen Multi-Strategy Income and Growth Fund 2 (continued) Portfolio of INVESTMENTS June 30, 2008 (Unaudited)

Shares	Description (1)	Value
	Real Estate (continued)

13,597	Tanger Factory Outlet Centers	$488,540
20,554	Taubman Centers Inc.	999,952

	Total Real Estate	5,008,995
	Road & Rail – 0.5%
1,250	Canadian National Railways Company	60,100
63,420	CSX Corporation	3,983,410
21,710	Kansas City Southern Industries, (2)	955,023
20,080	Landstar System	1,108,818
9,890	Ryder System, Inc.	681,223
16,400	Union Pacific Corporation	1,238,200

	Total Road & Rail	8,026,774
	Semiconductors & Equipment – 0.4%
16,690	Amkor Technology Inc., (2)	173,743
34,330	Broadcom Corporation, Class A, (2)	936,866
96,130	Marvell Technology Group Ltd., (2)	1,697,656
8,550	Monolithic Power Systems, Inc., (2)	184,851
94,380	National Semiconductor Corporation	1,938,565
21,180	ON Semiconductor Corporation	194,221
6,670	Rubicon Technology Inc., (2)	135,534
11,650	Semtech Corporation, (2)	163,916
117,618	Taiwan Semiconductor Manufacturing Company Ltd., Sponsored ADR	1,283,212

	Total Semiconductors & Equipment	6,708,564
	Software – 0.9%
30,140	Activision Inc., (2)	1,026,870
53,150	Adobe Systems Incorporated, (2)	2,093,579
8,920	Ansys Inc., (2)	420,310
58,890	Autodesk, Inc., (2)	1,991,071
7,800	Blackboard, Inc., (2)	298,194
65,000	Microsoft Corporation, (9)	1,788,150
700	Nintendo Co., LTD., ADR	49,443
5,520	Nintendo Co., Ltd.	3,113,886
29,840	Salesforce.com, Inc., (2)	2,035,983
7,720	SPSS Inc., (2)	280,776
77,570	Symantec Corporation, (2)	1,500,980

	Total Software	14,599,242
	Specialty Retail – 0.1%
8,540	Aeropostale, Inc., (2)	267,558
3,515	Hennes & Mauritz AB	190,562
9,248	J. Crew Group Inc., (2)	305,276
6,830	NetFlix.com Inc., (2)	178,058
760	Sony Corporation	33,242
22,820	TJX Companies, Inc.	718,145

	Total Specialty Retail	1,692,841
	Textiles, Apparel & Luxury Goods – 0.1%
2,780	Deckers Outdoor Corporation, (2)	386,976
860	Gildan Activewear Inc, Sponsored ADR, (2)	22,257
16,628	Guess Inc.	622,719

	Total Textiles, Apparel & Luxury Goods	1,031,952
	Thrifts & Mortgage Finance – 0.2%
219,410	Hudson City Bancorp, Inc.	3,659,759
	Tobacco – 0.4%
22,870	Altria Group, Inc.	470,207
16,110	British American Tobacco PLC	1,115,618
110	Japan Tobacco, Inc., (2)	469,275
53,440	Philip Morris International, (2)	2,639,402
30,790	UST Inc.	1,681,442

	Total Tobacco	6,375,944

Shares	Description (1)			Value
	Transportation Infrastructure – 0.2%
1,226,750	Macquarie Airports			$2,422,608
	Wireless Telecommunication Services – 0.3%
13,010	Millicom International Cellular S.A.			1,356,637
23,720	Millicom International Cellular S.A., (2)			2,455,020
1,460	Mobile Telesystems, Sponsored ADR			111,851
1,600	Vodafone Group PLC, Sponsored ADR			47,136

	Total Wireless Telecommunication Services			3,970,644

	Total Common Stocks (cost $661,171,528)			656,421,254

Shares	Description (1)	Coupon	Ratings (3)	Value
	Convertible Preferred Securities – 1.8% (1.1% of Total Investments)
	Automobiles – 0.3%
42,300	General Motors Corporation, Convertible Bonds	1.500%	B	$910,296
63,250	General Motors Corporation, Convertible Notes, Senior Debentures, Series B	5.250%	B	866,525
113,950	General Motors Corporation	6.250%	B	1,510,977

	Total Automobiles			3,287,798
	Capital Markets – 0.0%
15,800	AMG Capital Trust II, Convertible Bond	5.150%	BB	555,963
	Commercial Banks – 0.0%
20,650	Sovereign Capital Trust IV, Convertible Security	4.375%	Baa2	640,150
	Communications Equipment – 0.7%
13,400	Lucent Technologies Capital Trust I	7.750%	B2	10,184,000
	Diversified Financial Services – 0.4%
3,300	Bank of America Corporation	7.250%	A+	2,920,500
49,450	Citigroup Inc., Series T	6.500%	A	2,151,075

	Total Diversified Financial Services			5,071,575
	Electric Utilities – 0.1%
17,200	Centerpoint Energy Inc.	2.000%	BBB–	498,215
5,600	CMS Energy Corporation, Convertible Bonds	4.500%	Ba2	438,550

	Total Electric Utilities			936,765
	Food Products – 0.0%
5,900	Bunge Limited, Convertible Bonds	4.875%	BB	775,850
	Household Durables – 0.0%
10,700	Newell Financial Trust I	5.250%	N/R	484,175
	Independent Power Producers & Energy Traders – 0.0%
300	NRG Energy Inc., Convertible Bond	4.000%	B2	653,118
	Metals & Mining – 0.2%
1,100	Freeport McMoran Copper & Gold, Inc.	5.500%	BB	2,768,150
	Oil, Gas & Consumable Fuels – 0.1%
600	El Paso Corporation	4.990%	B	1,034,400
	Real Estate – 0.0%
9,700	Simon Property Group, Inc., Series I	6.000%	BBB+	708,100
	Thrifts & Mortgage Finance – 0.0%
30,500	Washington Mutual, Inc., Unit 1 Trust	5.375%	A3	732,000
	U.S. Agency – 0.0%
7	Federal National Mortgage Association	5.375%	AA–	421,750

	Total Convertible Preferred Securities (cost $32,836,978)			28,253,794

JQC	Nuveen Multi-Strategy Income and Growth Fund 2 (continued) Portfolio of INVESTMENTS June 30, 2008 (Unaudited)

Shares	Description (1)	Coupon	Ratings (3)	Value
	$25 Par (or similar) Preferred Securities – 48.6% (29.7% of Total Investments)
	Capital Markets – 3.5%
221,874	BNY Capital Trust V, Series F	5.950%	A	$4,592,792
1,195,600	Deutsche Bank Capital Funding Trust II	6.550%	A+	23,613,100
2,000	Deutsche Bank Contingent Capital Trust III	7.600%	A+	45,740
23,000	First Union Institutional Capital II (CORTS)	8.200%	A1	516,350
4,200	Goldman Sachs Capital I (CORTS)	6.000%	A1	83,790
12,000	Goldman Sachs Capital I, Series A (CORTS)	6.000%	A1	246,000
2,300	Goldman Sachs Group Inc. (CORTS)	6.300%	A1	49,151
7,600	Goldman Sachs Group Inc., Series 2003-11 (SATURNS)	5.625%	AA–	141,360
10,200	Goldman Sachs Group Inc., Series 2004-04 (SATURNS)	6.000%	A1	200,124
2,900	Goldman Sachs Group Inc., Series 2004-06 (SATURNS)	6.000%	A1	58,638
17,000	Goldman Sachs Group Inc., Series 2004-4 (CORTS)	6.000%	A1	319,600
24,400	Goldman Sachs Group Inc., Series GSC-3 (PPLUS)	6.000%	A1	456,280
7,900	Goldman Sachs Group Inc., Series GSC-4 Class A (PPLUS)	6.000%	A1	148,757
6,500	Goldman Sachs Group Inc., Series GSG-1 (PPLUS)	6.000%	AA–	131,300
4,500	Goldman Sachs Group Inc., Series GSG-2 (PPLUS)	5.750%	AA–	89,235
4,000,000	JP Morgan Chase & Company	7.900%	A1	3,761,720
339,545	Merrill Lynch Preferred Capital Trust III	7.000%	A2	6,026,924
19,700	Merrill Lynch Preferred Capital Trust IV	7.120%	A2	362,086
225,600	Merrill Lynch Preferred Capital Trust V	7.280%	A2	4,261,584
191,992	Morgan Stanley Capital Trust III	6.250%	A–	3,467,376
113,125	Morgan Stanley Capital Trust IV	6.250%	A1	2,012,494
12,794	Morgan Stanley Capital Trust V	5.750%	A1	216,858
260,700	Morgan Stanley Capital Trust VI	6.600%	A1	4,927,230
23,058	Morgan Stanley Capital Trust VII	6.600%	A1	425,651

	Total Capital Markets			56,154,140
	Commercial Banks – 9.9%
651,200	ABN AMRO Capital Fund Trust V	5.900%	A	11,018,304
110,400	Allianz SE	8.375%	A+	2,748,960
116,700	ASBC Capital I	7.625%	A3	2,719,110
58,295	BAC Capital Trust I	7.000%	Aa3	1,276,661
537,649	BAC Capital Trust II	7.000%	Aa3	11,946,561
87,600	BAC Capital Trust III	7.000%	Aa3	1,922,820
13,600	BAC Capital Trust IV	5.875%	Aa3	260,440
14,800	BAC Capital Trust V	6.000%	A+	284,012
14,000	BAC Capital Trust VIII	6.000%	Aa3	263,900
504,642	Banco Santander Finance	6.800%	Aa3	11,081,938
914,598	Banco Santander Finance	6.500%	A+	19,298,018
38,989	Banco Santander Finance	6.410%	A+	900,646
28,800	Banesto Holdings, Series A, 144A	10.500%	A1	873,901
154,700	Bank One Capital Trust VI	7.200%	Aa3	3,619,980
418,300	Barclays Bank PLC	8.125%	Aa3	10,285,997
187,590	Barclays Bank PLC	7.750%	Aa3	4,248,914
41,542	Barclays Bank PLC	6.625%	Aa3	810,900
33,100	Capital One Capital II Corporation	7.500%	Baa1	614,005
132,822	Citizens Funding Trust I	7.500%	Baa1	1,441,119
146,500	Cobank Agricultural Credit Bank	7.000%	N/R	6,795,403
420,400	Credit Suisse	7.900%	A	10,341,840
52,900	Fifth Third Capital Trust VI	7.250%	A–	854,864
2,500	Fleet Capital Trust IX	6.000%	Aa3	48,938
418,000	Fleet Capital Trust VIII	7.200%	Aa3	9,091,500
57,700	HSBC Finance Corporation	6.875%	AA–	1,313,252
900	HSBC Holdings PLC	6.200%	A1	18,549
83,705	KeyCorp Capital Trust IX	6.750%	A3	1,171,870
1,300	KeyCorp Capital Trust V	5.875%	A3	17,875
900	Keycorp Capital Trust VI	6.125%	A3	12,618
2,800	M&T Capital Trust IV	8.500%	N/R	67,214
79,700	National Bank of Greece SA	9.000%	AAA–	2,028,365
723,812	National City Capital Trust II	6.625%	BBB+	9,062,126
7,428	National City Capital Trust IV	0.000%	BBB+	111,420
13,100	National Westminster Bank PLC	7.760%	Aa3	284,270
21,700	ONB Capital Trust II	8.000%	A3	512,337
11,900	PNC Capital Trust	7.750%	A–	267,393
25,700	PNC Capital Trust	6.125%	A2	520,168

Shares	Description (1)	Coupon	Ratings (3)	Value
	Commercial Banks (continued)

36,400	Regions Financing Trust III	8.875%	BBB+	$828,100
193,600	Royal Bank of Scotland Group PLC	6.600%	Aa3	3,604,832
41,890	Royal Bank of Scotland Group PLC, Series L	5.750%	A1	675,267
41,200	Royal Bank of Scotland Group PLC, Series M	6.400%	A1	737,480
125,740	Royal Bank of Scotland Group PLC, Series N	6.350%	A1	2,268,350
500	Royal Bank of Scotland Group PLC, Series P	6.250%	A1	8,670
13,900	Royal Bank of Scotland Group PLC, Series T	7.250%	Aa3	284,255
16,100	SunAmerica CORTS	6.700%	AA–	306,383
7,100	SunTrust Capital Trust IX	7.875%	A–	150,733
400	USB Capital Trust VI	5.750%	Aa3	7,880
5,000	USB Capital Trust VII	5.875%	Aa3	101,100
65,700	USB Capital Trust XI	6.600%	A+	1,390,869
27,340	VNB Capital Trust I	7.750%	BBB	675,298
142,870	Wachovia Capital Trust IX	6.375%	A1	2,455,935
285,891	Wachovia Trust IV	6.375%	A1	5,000,234
8,200	Wells Fargo Capital Trust IX	5.625%	Aa2	159,490
220,735	Wells Fargo Capital Trust V	7.000%	Aa2	5,284,396
113,182	Wells Fargo Capital Trust VII	5.850%	AA–	2,354,186
114,700	Zions Capital Trust B	8.000%	Baa1	2,523,400

	Total Commercial Banks			156,953,046
	Computers & Peripherals – 0.0%
1,000	IBM Corporation, Class A (CORTS)	5.625%	A+	21,570
16,600	IBM Trust IV (CORTS)	7.000%	A+	415,000

	Total Computers & Peripherals			436,570
	Consumer Finance – 0.0%
12,200	MBNA Corporation, Capital Trust D	8.125%	Aa3	291,092
	Diversified Financial Services – 5.3%
2,300	American International Group, CORTS	6.125%	A1	38,525
95,400	BAC Capital Trust XII	6.875%	A+	2,089,260
174,400	Citigroup Capital Trust VII	7.125%	A1	3,618,800
729,022	Citigroup Capital Trust VIII	6.950%	A1	14,587,730
20,600	Citigroup Capital Trust IX	6.000%	A1	353,496
14,100	Citigroup Capital Trust XI	6.000%	A1	241,815
9,100	Citigroup Capital X	6.100%	A	157,885
257,721	Citigroup Capital XV	6.500%	A1	4,775,570
26,300	Citigroup Capital XVI	6.450%	A1	483,920
38,500	Citigroup Capital XVII	6.350%	A1	680,295
670,000	Citigroup Capital XIX	7.250%	A1	14,177,200
75,000	Citigroup Inc., Series M	8.125%	A	1,680,000
40,200	ING Groep N.V.	8.500%	A1	1,000,980
327,900	ING Groep N.V.	7.375%	A1	7,167,894
566,620	ING Groep N.V.	7.200%	A1	12,199,329
718,475	ING Groep N.V.	7.050%	A	15,066,421
37,200	ING Groep N.V.	6.375%	A	690,060
7,900	JPMorgan Chase Capital Trust XIV	6.200%	Aa3	167,796
223,100	Merrill Lynch Capital Trust I	6.450%	A+	3,870,785
13,000	Royal Bank of Scotland Group PLC, Series R	6.125%	A1	222,040

	Total Diversified Financial Services			83,269,801
	Diversified Telecommunication Services – 1.3%
620,100	AT&T Inc.	6.375%	A	15,508,701
38,500	BellSouth Capital Funding (CORTS)	7.120%	A	861,438
30,500	BellSouth Corporation (CORTS)	7.000%	A	699,594
28,000	Verizon Communications (CORTS)	7.625%	A	700,280
151,800	Verizon Communications, Series 2004-1 (SATURNS)	6.125%	A	3,535,422

	Total Diversified Telecommunication Services			21,305,435
	Electric Utilities – 0.7%
50,000	American Electric Power	8.750%	BB+	1,288,000
9,700	DTE Energy Trust I	7.800%	Baa3	243,567
700	Entergy Arkansas Inc.	6.700%	AA	17,472
1,300	Entergy Arkansas Inc.	6.000%	AA	32,383
27,700	Entergy Louisiana LLC	7.600%	A–	691,669

JQC	Nuveen Multi-Strategy Income and Growth Fund 2 (continued) Portfolio of INVESTMENTS June 30, 2008 (Unaudited)

Shares	Description (1)	Coupon	Ratings (3)	Value
	Electric Utilities (continued)

5,300	Entergy Mississippi Inc.	7.250%	A–	$133,136
700	Entergy Mississippi Inc.	6.000%	AAA	17,318
51,600	FPL Group Capital Inc.	6.600%	BBB+	1,277,100
6,000	National Rural Utilities Cooperative Finance Corporation	6.750%	A3	143,340
8,600	National Rural Utilities Cooperative Finance Corporation	6.100%	A3	189,200
6,700	National Rural Utilities Cooperative Finance Corporation	5.950%	A3	147,467
9,300	PPL Capital Funding, Inc.	6.850%	Baa2	225,897
20,000	PPL Energy Supply LLC	7.000%	BBB	498,000
258,500	Xcel Energy Inc.	7.600%	BBB–	6,377,195

	Total Electric Utilities			11,281,744
	Food Products – 0.2%
35,100	Dairy Farmers of America Inc., 144A	7.875%	BBB–	2,865,038
	Insurance – 9.4%
12,600	Aegon N.V., Series 1	4.000%	A–	211,554
9,700	Aegon N.V.	6.875%	A–	175,570
3,500	Aegon N.V.	6.500%	A–	60,690
1,420,300	Aegon N.V.	6.375%	A–	24,287,130
7,800	Aegon N.V.	7.250%	A–	154,440
12,233	AMBAC Financial Group Inc.	5.950%	A	90,524
238,113	Arch Capital Group Limited, Series B	7.875%	BBB–	5,524,222
392,973	Arch Capital Group Limited	8.000%	BBB–	9,152,341
711,500	Berkley WR Corporation, Capital Trust II	6.750%	BBB–	15,546,275
677,301	Delphi Financial Group, Inc.	8.000%	BBB+	15,503,420
32,500	Delphi Financial Group, Inc.	7.376%	BBB–	608,075
6,000,000	Everest Reinsurance Holdings, Inc.	6.600%	Baa1	4,287,270
200,456	EverestRe Capital Trust II	6.200%	BBB	3,732,491
7,800	Financial Security Assurance Holdings	6.250%	AA	127,920
6,100	Financial Security Assurance Holdings	5.600%	AA	84,790
1,395,900	Lincoln National Capital Trust VI	6.750%	A–	30,640,005
4,000	Lincoln National Corporation	6.750%	A–	89,840
123,700	Markel Corporation	7.500%	Baa2	2,973,748
897,802	PartnerRe Limited, Series C	6.750%	BBB+	18,369,029
146,500	PLC Capital Trust III	7.500%	BBB+	3,160,005
6,800	PLC Capital Trust IV	7.250%	BBB+	144,432
30,100	PLC Capital Trust V	6.125%	BBB+	586,649
40,500	Protective Life Corporation	7.250%	BBB	856,170
342,400	Prudential Financial Inc.	9.000%	A–	8,525,760
39,343	Prudential PLC	6.750%	A–	751,451
131,000	RenaissanceRe Holdings Limited, Series B	7.300%	BBB	2,723,490
38,600	RenaissanceRe Holdings Limited, Series C	6.080%	BBB+	666,236
26,200	RenaissanceRe Holdings Ltd	6.600%	NA	501,468

	Total Insurance			149,534,995
	IT Services – 0.0%
2,700	Vertex Industries Inc. (PPLUS)	7.625%	A	67,230
	Media – 3.2%
29,700	CBS Corporation	7.250%	BBB	680,427
556,900	CBS Corporation	6.750%	BBB	11,750,590
1,038,100	Comcast Corporation	7.000%	BBB+	24,083,920
14,200	Comcast Corporation	6.625%	Baa2	305,726
649,400	Viacom Inc.	6.850%	BBB	14,189,390
1,400	Walt Disney Company (CORTS)	6.875%	A	35,378

	Total Media			51,045,431
	Oil, Gas & Consumable Fuels – 1.0%
680,500	Nexen Inc.	7.350%	Baa3	16,372,830
	Pharmaceuticals – 0.1%
49,200	Bristol Myers Squibb Company (CORTS)	6.250%	A+	1,111,920
	Real Estate – 11.9%
15,700	AMB Property Corporation, Series P	6.850%	BBB–	333,468
77,100	AvalonBay Communities, Inc., Series H	8.700%	BBB	1,929,042

Shares	Description (1)	Coupon	Ratings (3)	Value
	Real Estate (continued)

4,000	BRE Properties, Series C	6.750%	BBB–	$82,800
9,100	BRE Properties, Series D	6.750%	BBB–	188,006
104,300	Developers Diversified Realty Corporation, Series G	8.000%	BBB–	2,395,771
1,265,945	Developers Diversified Realty Corporation, Series H	7.375%	BBB–	26,420,272
481,820	Duke Realty Corporation, Series O	8.375%	BBB	11,428,770
126,000	Duke Realty Corporation, Series L	6.600%	BBB	2,420,460
31,700	Duke Realty Corporation, Series N	7.250%	BBB	669,821
104,400	Duke-Weeks Realty Corporation	6.950%	BBB	2,090,088
96,000	Duke-Weeks Realty Corporation	6.625%	BBB	1,898,880
312,323	Equity Residential Properties Trust, Series N	6.480%	BBB	6,633,741
4,700	First Industrial Realty Trust, Inc., Series J	7.250%	BBB–	99,405
1,800	First Industrial Realty Trust, Inc., Series J	7.250%	BBB–	37,800
401,683	HRPT Properties Trust, Series B	8.750%	BBB–	9,692,611
533,900	HRPT Properties Trust, Series C	7.125%	BBB–	11,195,883
672,400	Kimco Realty Corporation, Series G	7.750%	BBB+	15,841,744
3,997	Prologis Trust, Series C	8.540%	BBB	207,220
55,275	Prologis Trust, Series G	6.750%	BBB	1,155,248
412,488	PS Business Parks, Inc.	7.000%	BBB–	8,414,755
11,600	PS Business Parks, Inc.	6.700%	BBB–	224,460
4,800	PS Business Parks, Inc., Series I	6.875%	BBB–	92,640
700	PS Business Parks, Inc., Series K	7.950%	BBB–	16,478
243,000	PS Business Parks, Inc., Series L	7.600%	BBB–	5,348,430
131,900	PS Business Parks, Inc., Series O	7.375%	BBB–	2,702,631
249,836	Public Storage, Inc.	6.750%	BBB+	5,034,195
3,000	Public Storage, Inc., Series N	7.000%	BBB+	63,000
1,400	Public Storage, Inc, Series G	7.000%	BBB+	30,072
63,900	Public Storage, Inc., Series C	6.600%	BBB+	1,265,220
149,000	Public Storage, Inc., Series E	6.750%	BBB+	3,017,250
22,100	Public Storage, Inc., Series F	6.450%	BBB+	424,983
27,011	Public Storage, Inc., Series H	6.950%	BBB+	561,018
19,000	Public Storage, Inc., Series I	7.250%	BBB+	425,600
40,000	Public Storage, Inc., Series K	7.250%	BBB+	882,400
726,938	Public Storage, Inc., Series M	6.625%	BBB+	14,444,258
31,200	Public Storage, Inc., Series V	7.500%	BBB+	767,520
33,403	Realty Income Corporation	6.750%	BBB–	731,526
166,100	Regency Centers Corporation	7.450%	BBB	3,702,369
6,300	United Dominion Realty Trust	6.750%	BBB–	137,529
169,000	Vornado Realty Trust, Series G	6.625%	BBB–	3,337,750
185,000	Vornado Realty Trust, Series H	6.750%	BBB–	3,657,450
1,542,834	Wachovia Preferred Funding Corporation	7.250%	A2	29,545,271
236,300	Weingarten Realty Investors Series F	6.500%	BBB	4,714,185
126,800	Weingarten Realty Trust, Series E	6.950%	A–	2,789,600

	Total Real Estate			187,051,620
	Thrifts & Mortgage Finance – 1.2%
70,600	Countrywide Capital Trust III (PPLUS)	8.050%	Ba1	1,179,020
510,297	Countrywide Capital Trust IV	6.750%	Ba1	9,052,669
511,403	Countrywide Capital Trust V	7.000%	A+	8,944,438
4,500	Harris Preferred Capital Corporation, Series A	7.375%	A1	90,270

	Total Thrifts & Mortgage Finance			19,266,397
	U.S. Agency – 0.8%
50,200	Federal Home Loan Mortgage Corporation, Notes	5.570%	AA–	903,098
42,000	Federal Home Loan Mortgage Corporation	6.550%	AA–	825,300
175,000	Federal Home Loan Mortgage Corporation	8.375%	AA–	4,252,500
139,000	Federal National Mortgage Association	0.000%	AA–	6,589,476

	Total U.S. Agency			12,570,374
	Wireless Telecommunication Services – 0.1%
52,800	United States Cellular Corporation	8.750%	Baa3	1,307,328

	Total $25 Par (or similar) Preferred Securities (cost $923,567,062)			770,884,991

JQC	Nuveen Multi-Strategy Income and Growth Fund 2 (continued) Portfolio of INVESTMENTS June 30, 2008 (Unaudited)

		Weighted
Principal		Average
Amount (000)	Description (1)	Coupon	Maturity (4)	Ratings (3)	Value
	Variable Rate Senior Loan Interests – 13.8% (8.4% of Total Investments) (5)
	Aerospace & Defense – 0.1%
$574	DAE Aviation Holdings, Inc., Term Loan B-1	6.585%	7/31/14	BB–	$556,516
571	DAE Aviation Holdings, Inc., Term Loan B-2	6.650%	7/31/14	BB–	552,778

1,145	Total Aerospace & Defense				1,109,294

	Airlines – 0.3%
2,504	ACTS Aero Technical Support & Services Inc., Term Loan	5.959%	10/01/14	N/R	2,165,654
987	American Airlines, Inc., Term Loan	5.239%	12/17/10	BB–	873,825
1,980	Delta Air Lines, Inc., Term Loan	6.149%	4/30/14	B	1,319,175

5,471	Total Airlines				4,358,654

	Building Products – 0.4%
3,559	Building Materials Corporation of America, Term Loan	5.688%	2/22/14	B+	3,177,916
989	Stile Acquisition Corporation, Canadian Term Loan	4.893%	4/05/13	BB–	918,491
991	Stile Acquisition Corporation, Term Loan B	4.892%	4/05/13	BB–	920,055
983	TFS Acquisition, Term Loan	6.301%	8/11/13	B+	923,550

6,522	Total Building Products				5,940,012

	Chemicals – 0.4%
1,985	Celanese Holdings LLC, Term Loan	4.188%	4/02/14	BB+	1,892,228
1,858	Georgia Gulf Corporation, Term Loan	4.950%	10/03/13	Ba3	1,794,688
2,978	Hercules, Inc., Term Loan	4.450%	7/11/13	BB	2,898,100

6,821	Total Chemicals				6,585,016

	Commercial Services & Supplies – 0.2%
213	Aramark Corporation, Letter of Credit	4.875%	1/24/14	BB	201,172
3,349	Aramark Corporation, Term Loan	4.676%	1/24/14	BB	3,166,586

3,562	Total Commercial Services & Supplies				3,367,758

	Communications Equipment – 0.1%
1,800	CommScope Inc., Term Loan B, WI/DD	TBD	TBD	Ba3	1,734,750

	Diversified Consumer Services – 0.3%
258	Laureate Education Inc., Delayed Draw, Term Loan B, (6), (7)	1.000%	8/17/14	B	(17,634)
1,733	Laureate Education Inc., Term Loan B	5.733%	8/17/14	B1	1,614,788
2,978	Thomson Learning Center, Term Loan	4.980%	7/05/14	B+	2,711,758

4,969	Total Diversified Consumer Services				4,308,912

	Diversified Telecommunication Services – 0.3%
2,978	Alltel Communications, Inc., Term Loan B3	5.232%	5/18/15	BB–	2,962,612
500	Intelsat Limited, Tranche B2-A	5.184%	1/03/14	BB–	475,851
499	Intelsat Limited, Tranche B2-B	5.184%	1/03/14	BB–	475,708
499	Intelsat Limited, Tranche B2-C	5.184%	1/03/14	BB–	475,708

4,476	Total Diversified Telecommunication Services				4,389,879

	Electric Utilities – 0.7%
5,225	Calpine Corporation, DIP Term Loan	5.685%	3/31/14	B+	5,005,364
1,990	TXU Corporation, Term Loan B-2	6.235%	10/10/14	Ba3	1,846,139
3,970	TXU Corporation, Term Loan B-3	6.262%	10/10/14	Ba3	3,680,315

11,185	Total Electric Utilities				10,531,818
	Electrical Equipment – 0.1%
1,741	Allison Transmission Holdings, Inc., Term Loan	5.333%	8/07/14	BB–	1,558,399

	Energy Equipment & Services – 0.1%
2,383	PGS Finance, Inc., Term Loan	4.550%	6/29/15	Ba2	2,305,875

	Health Care Equipment & Supplies – 0.4%
120	Bausch & Lomb, Delayed Draw Term Loan	4.130%	4/24/15	BB–	69,863
478	Bausch & Lomb, Inc., Term Loan	5.946%	4/24/15	BB–	469,093
5,955	Biomet, Inc., Term Loan	5.801%	3/24/15	BB–	5,846,238

6,553	Total Health Care Equipment & Supplies				6,385,194

		Weighted
Principal		Average
Amount (000)	Description (1)	Coupon	Maturity (4)	Ratings (3)	Value
	Health Care Providers & Services – 1.9%
$457	Community Health Systems, Inc., Delayed Draw, Term Loan, (6), (7)	1.000%	7/25/14	BB	$(25,620)
8,941	Community Health Systems, Inc., Term Loan	4.859%	7/25/14	BB	8,440,175
495	Concentra, Inc., Term Loan	5.051%	6/25/14	B+	446,738
1,762	HCA, Inc., Term Loan	4.301%	11/18/12	BB	1,652,696
5,915	HCA, Inc., Term Loan A	5.051%	11/18/13	BB	5,563,475
2,654	Health Management Associates, Inc., Term Loan	4.551%	2/28/14	BB–	2,473,165
715	IASIS Healthcare Corporation, Delayed Term Loan	4.483%	3/14/14	Ba2	679,948
191	IASIS Healthcare Corporation, Letter of Credit	2.371%	3/14/14	Ba2	181,320
2,068	IASIS Healthcare LLC, Term Loan	4.483%	3/14/14	Ba2	1,965,107
1,747	LifePoint Hospitals, Inc., Term Loan B	4.274%	4/18/12	BB	1,705,520
1,835	Select Medical Corporation, Term Loan	4.682%	2/24/12	Ba2	1,712,490
986	Select Medical Corporation, Term Loan B-2	4.630%	2/24/12	Ba2	919,839
352	Sun Healthcare Group, Inc., Delayed Term Loan	5.042%	4/12/14	Ba2	328,810
566	Sun Healthcare Group, Inc., Synthetic Letter of Credit	4.701%	4/19/14	Ba2	529,619
2,505	Sun Healthcare Group, Inc., Term Loan	4.789%	4/19/14	Ba2	2,342,296
988	Vanguard Health Holding Company II LLC, Replacement Term Loan	5.051%	9/23/11	Ba3	955,467

32,177	Total Health Care Providers & Services				29,871,045
	Hotels, Restaurants & Leisure – 0.9%
1,975	Cedar Fair LP, Term Loan	4.483%	8/30/12	BB	1,876,726
1,796	Harrahs Entertainment Inc., Term Loan B2, WI/DD	TBD	TBD	BB	1,643,881
899	Intrawest Corporation, Term Loan	5.810%	10/23/08	N/R	858,930
212	Isle of Capri Casinos Inc, Delayed Draw Term Loan A	4.551%	11/25/13	BB	188,833
702	Isle of Capri Casinos, Inc., Delayed Term Loan A	4.551%	11/25/13	BB	626,279
281	Isle of Capri Casinos, Inc., Delayed Term Loan B	4.551%	11/25/13	BB	250,512
993	Orbitz Worldwide, Inc., Term Loan	5.743%	7/25/14	BB–	824,602
134	Travelport LLC, Delayed Term Loan	5.051%	8/23/13	BB–	121,023
669	Travelport LLC, Letter of Credit	4.733%	8/23/13	BB–	603,151
1,990	Travelport LLC, Term Loan	4.733%	8/23/13	BB–	1,798,417
1,200	Venetian Casino Resort Delayed Term Loan	4.560%	5/23/14	BB	1,095,917
4,752	Venetian Casino Resort LLC, Term Loan	4.550%	5/23/14	BB	4,339,831

15,603	Total Hotels, Restaurants & Leisure				14,228,102

	Independent Power Producers & Energy Traders – 0.3%
1,557	NRG Energy Inc., Credit Linked Deposit	2.701%	2/01/13	Ba1	1,487,340
3,179	NRG Energy Inc., Term Loan	4.301%	2/01/13	Ba1	3,036,393

4,736	Total Independent Power Producers & Energy Traders				4,523,733
	Insurance – 0.2%
3,966	Conseco, Inc., Term Loan	4.483%	10/10/13	Ba3	3,460,685

	Internet Software & Services – 0.1%
1,000	Sabre, Inc., Term Loan	4.899%	9/30/14	B+	828,929

	IT Services – 0.3%
3,970	First Data Corporation, Term Loan B-1	5.261%	9/24/14	BB–	3,654,385
617	Infor Global Solutions Intermediate Holdings, Ltd., Delayed Term Loan, WI/DD	TBD	TBD	B+	527,657
1,180	Infor Global Solutions Intermediate Holdings, Ltd., Term Loan, WI/DD	TBD	TBD	B+	1,008,795

5,767	Total IT Services				5,190,837
	Leisure Equipment & Products – 0.4%
587	Herbst Gaming Inc., Delayed Term Loan, WI/DD	TBD	TBD	CCC–	451,660
676	Hernst Gaming Inc., Term Loan, WI/DD	TBD	TBD	CCC–	519,834
6,000	Wimar OpCo LLC, Term Loan	8.250%	1/03/12	N/R	5,805,939

7,263	Total Leisure Equipment & Products				6,777,433

	Machinery – 0.4%
4,489	LyondellBasell, Term Loan B2	7.000%	12/22/14	Ba2	3,927,656
1,955	Oshkosh Truck Corporation, Term Loan	4.414%	12/06/13	BBB–	1,840,958

6,444	Total Machinery				5,768,614

JQC	Nuveen Multi-Strategy Income and Growth Fund 2 (continued) Portfolio of INVESTMENTS June 30, 2008 (Unaudited)

		Weighted
Principal		Average
Amount (000)	Description (1)	Coupon	Maturity (4)	Ratings (3)	Value
	Media – 2.6%
$5,743	Cequel Communications LLC, Term Loan B	4.724%	11/05/13	BB–	$5,397,367
4,055	Charter Communications Operating Holdings LLC, Term Loan	4.900%	3/06/14	B+	3,569,451
2,500	Citadel Broadcasting Corporation, Term Loan B	4.284%	6/12/14	BB–	2,171,875
5,950	Discovery Communications Holdings LLC, Term Loan	4.801%	5/14/14	N/R	5,848,801
2,034	Gray Television Inc., Term Loan B	4.190%	12/31/14	B+	1,830,965
990	Idearc, Inc., Term Loan	4.787%	11/17/14	BB	794,435
1,980	Metro-Goldwyn-Mayer Studios, Inc., Term Loan	6.051%	4/08/12	N/R	1,629,756
3,940	Neilsen Finance LLC, Term Loan	4.734%	8/09/13	Ba3	3,680,991
947	Philadelphia Newspapers, Term Loan	9.500%	6/29/13	N/R	653,092
1,975	Readers Digest Association, Inc., Term Loan	4.602%	3/02/14	B1	1,726,891
5,940	Tribune Company, Term Loan B	5.482%	6/04/14	B	4,492,125
3,433	Tribune Company, Term Loan X	5.478%	6/04/09	B	3,297,430
8,000	Univision Communications, Inc., Term Loan	5.149%	9/29/14	Ba3	6,605,000
429	Valassis Communications, Inc. Delayed Term Loan	4.210%	3/02/14	BB	410,334
1,295	Valassis Communications, Inc. Tranche B, Term Loan	4.560%	3/02/14	BB	1,237,735

49,211	Total Media				43,346,248

	Metals & Mining – 0.1%
1,197	John Maneely Company, Term Loan	5.975%	12/08/13	B+	1,122,298

	Oil, Gas & Consumable Fuels – 0.5%
2,992	CCS Income Trust, Term Loan	5.483%	11/14/14	BB–	2,703,209
2,000	Venoco, Inc., Term Loan	6.688%	9/20/11	B	1,950,000
3,591	Western Refining, Term Loan, WI/DD	TBD	TBD	BB–	3,357,521

8,583	Total Oil, Gas & Consumable Fuels				8,010,730

	Paper & Forest Products – 0.2%
3,949	Georgia-Pacific Corporation, Term Loan B	4.449%	12/21/12	BB+	3,735,310

	Pharmaceuticals – 0.1%
2,000	Royalty Pharma Finance Trust, Term Loan	7.750%	5/21/15	Baa3	1,920,000

	Real Estate Management & Development – 0.3%
880	LNR Property Corporation, Term Loan B	6.030%	7/12/11	BB	739,750
3,960	Realogy Corporation, Delayed Term Loan	5.625%	10/01/13	BB–	3,380,207

4,840	Total Real Estate Management & Development				4,119,957

	Road & Rail – 0.3%
6,419	Swift Transportation Company, Inc., Term Loan	6.125%	5/10/14	B+	5,175,000

	Software – 0.2%
2,680	Dealer Computer Services, Inc., Term Loan	4.801%	10/26/12	BB	2,558,132
1,256	Intergraph Corporation, Term Loan	4.646%	5/29/14	BB–	1,208,969

3,936	Total Software				3,767,101
	Specialty Retail – 1.1%
3,766	Blockbuster, Inc., Tranche B Term Loan, WI/DD	TBD	TBD	B	3,582,275
6,416	Burlington Coat Factory Warehouse Corporation, Term Loan	4.900%	5/28/13	B2	5,355,258
3,442	Michaels Stores, Inc., Term Loan	4.872%	10/31/13	B	2,874,710
1,500	TRU 2005 RE Holding Co I LLC, Term Loan	5.459%	12/08/08	B3	1,415,625
3,600	TRU 2005 RE Holding Co I LLC, Term Loan B, WI/DD	TBD	TBD	BB–	3,493,499

18,724	Total Specialty Retail				16,721,367

	Wireless Telecommunication Services – 0.5%
6,000	Asurion Corporation, Term Loan	5.784%	7/03/14	N/R	5,589,999
1,980	Leap Wireless International Inc., Term Loan	6.301%	6/17/13	Ba2	1,954,774

7,980	Total Wireless Telecommunication Services				7,544,773

$240,423	Total Variable Rate Senior Loan Interests (cost $231,963,799)				218,687,723

Principal
Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value
	Convertible Bonds – 8.8% (5.4% of Total Investments)
	Aerospace & Defense – 0.2%
$300	Alliant Techsystems, Inc., Convertible Bonds	2.750%	9/15/11	BB–	$363,750
300	Alliant Techsystems, Inc., Convertible Bonds	2.750%	2/15/24	BB–	399,750
400	DRS Technologies, Inc., Convertible Bonds, 144A	2.000%	2/01/26	BB–	545,000
400	L-3 Communications Corporation, Convertible Bond	3.000%	8/01/35	BB+	444,500
700	Lockheed Martin Corporation	2.428%	8/15/33	A–	955,430

2,100	Total Aerospace & Defense				2,708,430

	Airlines – 0.1%
3,375	JetBlue Airways Corporation	3.750%	3/15/35	CCC	2,160,000

	Beverages – 0.0%
450	Molson Coors Brewing Company, Senior Convertible Notes	2.500%	7/30/13	BBB	549,563

	Biotechnology – 0.2%
1,850	Amgen Inc., 144A	0.125%	2/01/11	A+	1,688,125
1,050	Genzyme Corporation	1.250%	12/01/23	BBB+	1,166,813

2,900	Total Biotechnology				2,854,938

	Capital Markets – 0.0%
350	BlackRock Inc.	2.625%	2/15/35	A+	626,500

	Commercial Banks – 0.2%
2,300	National City Corporation, Convertible Senior Notes	4.000%	2/01/11	A	1,871,625
750	US Bancorp, Convertible Bonds, Floating Rate	1.354%	12/11/35	AA	736,920

3,050	Total Commercial Banks				2,608,545

	Commercial Services & Supplies – 0.3%
5,800	Allied Waste Industries Inc., Convertible Debentures	4.250%	4/15/34	B+	5,539,000

	Communications Equipment – 0.3%
800	Ciena Corporation, Convertible Bond	0.875%	6/15/17	B+	646,000
200	CommScope Inc.	1.000%	3/15/24	B	488,750
950	Liberty Media Corporation, Senior	3.500%	1/15/31	BB+	459,199
	Debentures Exchangeable for Motorola Common Stock
1,450	Lucent Technologies Inc., Series B	2.875%	6/15/25	BB–	1,154,563
1,050	Lucent Technologies Inc.	2.875%	6/15/23	BB–	962,063
600	Nortel Networks Corp.	1.750%	4/15/12	B–	452,250
400	Nortel Networks Corp.	1.750%	4/15/12	B–	301,500
850	Nortel Networks Corp.	2.125%	4/15/14	B–	573,750

6,300	Total Communications Equipment				5,038,075

	Computers & Peripherals – 0.3%
1,750	EMC Corporation, Convertible Bonds, 144A	1.750%	12/01/11	A–	2,001,563
700	EMC Corporation, Convertible Bonds, 144A	1.750%	12/01/13	A–	802,375
350	EMC Corporation, Convertible Bonds, 144A	1.750%	12/01/13	A–	401,188
800	Sandisk Corporation, Convertible Bond	1.000%	5/15/13	BB–	553,000

3,600	Total Computers & Peripherals				3,758,126

	Construction & Engineering – 0.1%
250	Fluor Corporation, Convertible Bonds	1.500%	2/15/24	A3	832,813
400	Quanta Services, Inc., Convertible Bonds	4.500%	10/01/23	BB	1,200,000

650	Total Construction & Engineering				2,032,813

	Containers & Packaging – 0.0%
500	Sealed Air Corporation, 144A	3.000%	6/30/33	BBB–	480,625
	Diversified Financial Services – 0.1%
350	Leucadia National Corporation, Convertible Bonds	3.750%	4/15/14	BB–	753,375
600	NASDAQ Stock Market Inc., Convertible Bond	2.500%	8/15/13	BB+	524,250

950	Total Diversified Financial Services				1,277,625

	Diversified Telecommunication Services – 0.1%
900	Qwest Communications International Inc., Convertible Bond	3.500%	11/15/25	B+	889,875

JQC	Nuveen Multi-Strategy Income and Growth Fund 2 (continued) Portfolio of INVESTMENTS June 30, 2008 (Unaudited)

Principal
Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value
	Electric Utilities – 0.0%
$400	Covanta Holding Corporation, Convertible Bonds	1.000%	2/01/27	B1	$426,500

	Electrical Equipment – 0.0%
600	General Cable Corporation, Convertible Bonds	1.000%	10/15/12	B+	595,500

	Electronic Equipment & Instruments – 0.1%
400	Anixter International Inc., Convertible Bond	0.000%	7/07/33	BB–	369,500
350	Itron Inc.	2.500%	8/01/26	B–	569,188
400	Tech Data Corporation, Convertible Bonds	2.750%	12/15/26	BBB–	372,500
400	Vishay Intertechnology Inc.	3.625%	8/01/23	B+	399,500

1,550	Total Electronic Equipment & Instruments				1,710,688

	Energy Equipment & Services – 1.0%
400	Cooper Cameron Corporation	1.500%	5/15/24	BBB+	1,285,500
950	Halliburton Company, Convertible Bond	3.125%	7/15/23	A	2,695,625
1,750	Nabors Industries Inc., Convertible Bond Series 144A	0.940%	5/15/11	BBB+	2,161,250
450	Nabors Industries Inc., Convertible Bond Series 144A	0.940%	5/15/11	BBB+	555,750
300	Schlumberger Limited	2.125%	6/01/23	A+	811,125
400	SESI LLC, Convertible Bond, 144A	1.500%	12/15/26	BB	540,500
1,000	Transocean Inc., Convertible Bond	1.625%	12/15/37	BBB+	1,127,500
2,550	Transocean Inc.	1.500%	12/15/37	BBB+	2,894,250
1,450	Transocean Inc.	1.500%	12/15/37	BBB+	1,656,625

9,250	Total Energy Equipment & Services				13,728,125

	Food Products – 0.0%
400	Archer Daniels Midland Company, Convertible Bonds	0.875%	2/15/14	A	404,500

	Health Care Equipment & Supplies – 0.5%
483	Advanced Medical Optics	2.500%	7/15/24	B–	441,341
750	Advanced Medical Optics	3.250%	8/01/26	B–	550,313
450	American Medical Systems Holdings, Convertible Bond	3.250%	7/01/36	B	441,000
450	Beckman Coulter Inc., Convertible Bonds, 144A	2.500%	12/15/36	BBB	500,063
1,600	Hologic Inc.	2.000%	12/15/37	B+	1,360,000
450	Kinetic Concepts Inc., Convertible Bond	3.250%	4/15/15	B+	458,438
3,350	Medtronic, Inc., Convertible Bond	1.500%	4/15/11	AA–	3,576,125
250	Medtronic, Inc.	1.500%	4/15/11	AA–	266,875
1,050	Saint Jude Medical, Inc., Convertible Bonds	1.220%	12/15/08	A–	1,044,750

8,833	Total Health Care Equipment & Supplies				8,638,905

	Health Care Providers & Services – 0.6%
950	Health Management Associates Inc.	1.500%	8/01/23	Baa3	951,188
550	Laboratory Corporation of America Holdings	0.000%	9/11/21	BBB–	528,000
350	LifePoint Hospitals Inc., Convertible Bond	3.250%	8/15/25	B	290,938
650	Lifepoint Hospitals, Inc., Convertible Bonds	3.500%	5/15/14	B	556,563
9,065	Omnicare, Inc.	3.250%	12/15/35	B+	6,821,413
300	Saint Jude Medical, Inc., Convertible Bonds	1.220%	12/15/08	A–	298,500

11,865	Total Health Care Providers & Services				9,446,602

	Hotels, Restaurants & Leisure – 0.2%
850	Carnival Corporation	2.000%	4/15/21	A–	870,188
650	International Game Technology	2.600%	12/15/36	BBB	627,250
1,300	Punch Taverns Corporation, Convertible Bonds	5.000%	12/14/10	N/R	2,134,635

2,800	Total Hotels, Restaurants & Leisure				3,632,073

	Insurance – 0.2%
3,850	Prudential Financial Inc., Convertible Bond	0.296%	12/12/36	A+	3,769,150
	Internet & Catalog Retail – 0.1%
250	Priceline.com, Inc., Convertible Bonds	0.500%	9/30/11	BB–	723,438
250	Priceline.com, Inc., Convertible Bonds	0.750%	9/30/13	BB–	715,938

500	Total Internet & Catalog Retail				1,439,376
	IT Services – 0.1%
850	Electronic Data Systems Corporation, Convertible Bonds	3.875%	7/15/23	BBB–	852,125

Principal
Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value
	Leisure Equipment & Products – 0.0%
$400	Eastman Kodak Company	3.375%	10/15/33	B	$379,000

	Life Sciences Tools & Services – 0.1%
350	Apogent Technologies, Inc., Convertible Bonds	1.564%	12/15/33	BBB+	674,076
250	Charles River Laboratories International, Inc.	2.250%	6/15/13	BB+	356,250
250	Fisher Scientific International, Inc., Convertible Bonds	2.500%	10/01/23	BBB+	595,625

850	Total Life Sciences Tools & Services				1,625,951

	Machinery – 0.1%
900	Danaher Corporation, Convertible Bonds	0.000%	1/22/21	A+	1,027,125
700	Trinity Industries Inc., Convertible Bonds	3.875%	6/01/36	Ba2	672,000

1,600	Total Machinery				1,699,125

	Media – 0.7%
300	ELF Special Financing Limited, Convertible Bonds, 144A	6.308%	6/15/09	Ba3	322,719
500	ELF Special Financing Limited, Convertible Bonds, 144A	3.164%	6/15/09	Ba3	491,190
2,400	Getty Images, Inc., Convertible Bonds	0.500%	6/09/23	Ba2	2,412,000
400	Hasbro Inc.	2.750%	12/01/21	BBB	664,500
350	Interpublic Group Companies Inc., Convertible Notes	4.750%	3/15/23	Ba3	360,500
400	Interpublic Group Companies Inc., Convertible Notes	4.250%	3/15/23	Ba3	407,000
50	Interpublic Group Companies Inc., Convertible Notes	4.250%	3/15/23	Ba3	50,875
900	Liberty Media Corporation, Senior	3.250%	3/15/31	BB+	580,500
	Debentures, Exchangeable for Class B Viacom Common Stock
1,100	Liberty Media Corporation, Senior	4.000%	11/15/29	BB+	611,875
	Debentures, Exchangeable for PCS Common Stock, Series 1
1,700	Liberty Media Corporation	0.750%	3/30/23	BB+	1,780,750
1,100	Omnicom Group, Inc.	0.000%	7/31/32	A–	1,111,000
750	Omnicom Group, Inc.	0.000%	7/01/38	A–	783,750
1,200	Omnicom Group, Inc.	0.000%	2/07/31	A–	1,195,500
400	Sinclair Broadcast Group, Inc., Convertible Bonds	3.000%	5/15/27	B	369,000

11,550	Total Media				11,141,159

	Metals & Mining – 0.2%
3,000	Gold Reserve, Inc., Convertible Bonds	5.500%	6/15/22	N/R	1,680,000
50	Newmont Mining Corp., Senior Convertible Note	1.625%	7/15/17	BBB+	64,625
900	Newmont Mining Corporation	1.625%	7/15/17	BBB+	1,163,250

3,950	Total Metals & Mining				2,907,875

	Multiline Retail – 0.0%
350	Saks, Inc., Convertible Bonds	2.000%	3/15/24	BB–	372,313

	Oil, Gas & Consumable Fuels – 0.6%
250	Alpha Natural Resouces Inc., Convertible Bond	2.375%	4/15/15	B	520,000
1,150	Chesapeake Energy Corporation, 144A	2.750%	11/15/35	BB	2,072,875
1,200	Chesapeake Energy Corporation, Convertible Bonds	2.500%	5/15/37	BB	2,134,500
650	Chesapeake Energy Corporation, Convertible Bonds	2.250%	12/15/38	BB	749,938
650	Devon Energy Corporation	4.900%	8/15/08	BBB+	1,210,625
900	Peabody Energy Corp., Convertible Bond	4.750%	12/15/66	Ba3	1,490,625
450	Pioneer Natural Resouces Company, Convertible Bond	2.875%	1/15/38	BB+	702,563
1,550	USEC Inc., Convertible Bond	3.000%	10/01/14	CCC	1,166,375

6,800	Total Oil, Gas & Consumable Fuels				10,047,501

	Pharmaceuticals – 0.5%
450	Allergan Inc., Convertible Bond	1.500%	4/01/26	A	476,438
1,050	Bristol-Myers Squibb Company, Convertible Bond	2.314%	9/15/23	A+	1,049,349
900	Myland Labs, Inc., Convertible Bonds	1.250%	3/15/12	B+	758,250
1,250	Teva Pharmaceutical Finance Company B.V., Series D	1.750%	2/01/26	BBB+	1,395,313
695	Teva Pharmaceutical Finance, Series A	0.500%	2/01/24	BBB+	853,113
950	Teva Pharmaceutical Finance, Series B	0.250%	2/01/24	BBB+	1,273,000
750	Watson Pharmaceuticals Inc., Convertible Bond	1.750%	3/15/23	BB+	718,125
1,600	Wyeth, Convertible Bond	3.581%	1/15/24	A+	1,641,920
7,645	Total Pharmaceuticals				8,165,508

JQC	Nuveen Multi-Strategy Income and Growth Fund 2 (continued) Portfolio of INVESTMENTS June 30, 2008 (Unaudited)

Principal
Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value
	Real Estate – 0.8%
$1,450	Boston Properties Limited Partnership, Convertible Bonds, 144A	2.875%	2/15/37	A–	$1,344,875
300	Brandywine Operating Partnership, Convertible Bonds	3.875%	10/15/26	BBB–	263,250
750	BRE Properties Inc., Convertible Bond	4.125%	8/15/26	BBB	708,750
750	Developers Diversified Realty Corporation, Convertible Bonds	3.000%	3/15/12	N/R	659,063
700	Duke Realty Corporation, Series D	3.750%	12/01/11	BBB+	631,750
450	Health Care REIT, Inc., Convertible Bonds	4.750%	12/01/26	Baa2	480,938
800	Hospitality Properties Trust, Convertible Bonds	3.800%	3/15/27	BBB	670,000
450	Host Marriot LP, Convertible Bonds, 144A	3.250%	4/15/24	Ba1	460,125
1,800	Prologis, Convertible Bonds, 144A	2.250%	4/01/37	BBB+	1,653,750
1,250	Prologis, Convertible Bonds, 144A	1.875%	11/15/37	BBB+	1,087,500
2,200	Vornado Realty Trust, Convertible Bonds	2.850%	4/01/27	BBB	1,955,250
900	Vornado Realty, Convertible Bond	3.875%	4/15/25	BBB	1,021,500
900	Weingarten Realty Investment Trust, Convertible Bonds	3.950%	8/01/26	BBB+	832,500

12,700	Total Real Estate				11,769,251

	Road & Rail – 0.0%
150	CSX Corporation	0.000%	10/30/21	BBB–	334,875

	Semiconductors & Equipment – 0.6%
1,400	Advanced Micro Devices, Inc., Convertible Bond	5.750%	8/15/12	B	1,037,750
200	Advanced Micro Devices, Inc., Convertible Bonds	5.750%	8/15/12	B	148,250
1,400	Advanced Micro Devices, Inc., Convertible Bonds	6.000%	5/01/15	B	889,000
550	Advanced Micro Devices, Inc., Convertible Bonds	6.000%	5/01/15	B	349,250
1,800	Intel Corporation, Convertible Bond	2.950%	12/15/35	A–	1,761,750
2,050	Micron Technology, Inc.	1.875%	6/01/14	BB–	1,455,500
600	ON Semiconductor Corporation	2.625%	12/15/26	B+	659,250
3,500	Qimonda Finance LLC, Convertible Bond	6.750%	3/22/13	N/R	2,533,125
450	Xilinx Inc., Convertible Bond, 144A	3.125%	3/15/37	BB	427,500

11,950	Total Semiconductors & Equipment				9,261,375

	Software – 0.1%
500	Amdocs Limited	0.500%	3/15/24	BBB	492,500
350	Computer Associates International Inc., Convertible Bond, Series 144A	1.625%	12/15/09	BB+	437,063
450	Red Hat Inc., Convertible Bond	0.500%	1/15/24	BB–	457,875

1,300	Total Software				1,387,438

	Specialty Retail – 0.1%
600	Best Buy Co., Inc.	2.250%	1/15/22	BBB–	628,500
450	Charming Shoppes Inc., Convertible Bond	1.125%	5/01/14	B–	275,063
750	TJX Companies, Inc.	0.000%	2/13/21	A–	794,063
250	United Auto Group, Inc., Convertible Bonds	3.500%	4/01/26	B+	233,125

2,050	Total Specialty Retail				1,930,751

	Textiles, Apparel & Luxury Goods – 0.0%
400	Iconix Brand Group, Inc., Convertible Notes	1.875%	6/30/12	B	306,000

	Thrifts & Mortgage Finance – 0.1%
1,450	Countrywide Financial Corporation, Convertible Bonds, 144A	-0.784%	4/15/37	Baa3	1,404,688

	Wireless Telecommunication Services – 0.2%
450	American Tower Corporation	3.000%	8/15/12	BB+	939,375
950	Liberty Media Corporation Convertible Bonds	3.750%	2/15/30	BB+	490,438
1,000	Nextel Communications, Inc., Convertible Senior Notes	5.250%	1/15/10	Baa3	970,000

2,400	Total Wireless Telecommunication Services				2,399,813

$137,368	Total Convertible Bonds (cost $140,665,507)				140,300,282

Principal
Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value
	Corporate Bonds – 9.4% (5.7% of Total Investments)
	Aerospace & Defense – 0.1%
$1,000	Hexcel Corporation, Term Loan	6.750%	2/01/15	B+	$977,500

	Chemicals – 0.2%
1,000	Momentive Performance Materials	9.750%	12/01/14	B	860,000
3,000	Rockwood Specialties Group Inc., Series WI	7.500%	11/15/14	BB–	2,962,500

4,000	Total Chemicals				3,822,500

	Containers & Packaging – 0.4%
3,000	Owens-Brockway Glass Containers, Guaranteed Senior Note	8.250%	5/15/13	BB	3,090,000
3,000	Owens-Illinois Inc.	7.500%	5/15/10	B+	3,067,500

6,000	Total Containers & Packaging				6,157,500

	Diversified Telecommunication Services – 0.0%
750	Syniverse Technologies Inc., Series B	7.750%	8/15/13	B	708,750

	Electric Utilities – 0.1%
1,000	Sierra Pacific Resources, Series 2006	6.750%	8/15/17	BB	976,615

	Energy Equipment & Services – 0.2%
2,500	Pride International Inc.	7.375%	7/15/14	BB+	2,506,250

	Food & Staples Retailing – 0.1%
2,000	Stater Brothers Holdings Inc.	8.125%	6/15/12	B+	2,020,000

	Food Products – 0.5%
4,110	Del Monte Corporation	8.625%	12/15/12	B+	4,192,200
1,096	Dole Foods Company	8.625%	5/01/09	B–	1,049,420
2,700	Dole Foods Company	8.750%	7/15/13	B–	2,389,500

7,906	Total Food Products				7,631,120

	Health Care Providers & Services – 0.6%
500	Biomet Inc.	10.000%	10/15/17	N/R	536,250
3,000	Community Health Systems, Inc.	8.875%	7/15/15	B	3,033,750
1,700	HCA Inc.	9.125%	11/15/14	BB–	1,742,500
700	HCA Inc.	9.250%	11/15/16	BB–	722,750
3,000	US Oncology Inc.	10.750%	8/15/14	B3	2,992,500

8,900	Total Health Care Providers & Services				9,027,750

	Hotels, Restaurants & Leisure – 1.2%
4,075	Boyd Gaming Corporation	7.750%	12/15/12	BB	3,535,063
1,650	Jacobs Entertainment Inc.	9.750%	6/15/14	B	1,245,750
2,000	Landry’s Restaurants Inc.	9.500%	12/15/14	B3	1,970,000
1,000	Park Place Entertainment	7.875%	3/15/10	B–	915,000
2,000	Pinnacle Entertainment Inc.	8.250%	3/15/12	B+	1,975,000
3,000	Pinnacle Entertainment Inc.	8.750%	10/01/13	B+	3,015,000
1,750	Seminole Hard Rock Entertainment, Inc.	5.177%	3/15/14	BB	1,478,750
4,000	Universal City Development Partners	11.750%	4/01/10	B+	4,120,000

19,475	Total Hotels, Restaurants & Leisure				18,254,563

	Independent Power Producers & Energy Traders – 0.1%
500	Mirant North America LLC	7.375%	12/31/13	B1	498,125
600	NRG Energy Inc.	7.250%	2/01/14	B1	574,500
600	NRG Energy Inc.	7.375%	2/01/16	B1	566,250

1,700	Total Independent Power Producers & Energy Traders				1,638,875

	IT Services – 0.6%
3,500	First Data Corporation	9.875%	9/24/15	B	3,049,375
1,950	Global Cash Access LLC	8.750%	3/15/12	B	1,925,625
4,750	Sungard Data Systems Inc.	9.125%	8/15/13	B+	4,821,250
10,200	Total IT Services				9,796,250

	Machinery – 0.2%
3,000	Greenbrier Companies, Inc.	8.375%	5/15/15	B	2,872,500

JQC	Nuveen Multi-Strategy Income and Growth Fund 2 (continued) Portfolio of INVESTMENTS June 30, 2008 (Unaudited)

Principal
Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value
	Media – 1.7%
$6,900	Allbritton Communications Company, Series B	7.750%	12/15/12	B+	$6,744,750
2,000	AMC Entertainment Inc.	8.000%	3/01/14	B2	1,785,000
5,000	Cablevision Systems Corporation, Series B	8.125%	8/15/09	BB	5,050,000
3,000	Cablevision Systems Corporation	7.250%	7/15/08	BB	3,007,500
2,000	Cablevision Systems Corporation	8.125%	7/15/09	BB	2,020,000
1,000	Dex Media West LLC	8.500%	8/15/10	BB–	992,500
2,198	Dex Media West LLC	9.875%	8/15/13	B+	1,983,695
4,000	Medianews Group Inc.	6.375%	4/01/14	Caa2	1,660,000
4,000	R.H. Donnelley Corporation	8.875%	10/15/17	B–	2,400,000
3,500	Young Broadcasting Inc., Senior Subordinated Note	10.000%	3/01/11	Caa2	1,977,500
2,000	Young Broadcasting Inc.	8.750%	1/15/14	Caa2	1,090,000

35,598	Total Media				28,710,945

	Metals & Mining – 0.3%
5,200	MagIndustries Corporation,	11.000%	12/14/12	N/R	4,834,783

	Multi-Utilities – 0.2%
2,400	Dynegy Holdings, Inc., Term Loan	8.375%	5/01/16	B	2,340,000
500	Northwestern Corporation	5.875%	11/01/14	A–	492,755

2,900	Total Multi-Utilities				2,832,755

	Oil, Gas & Consumable Fuels – 0.8%
600	Chaparral Energy Inc.	8.500%	12/01/15	B–	523,500
4,345	Chesapeake Energy Corporation	7.750%	1/15/15	BB	4,529,663
1,000	Hilcorp Energy I LP/Hilcorp Finance Company, Series 144A	7.750%	11/01/15	BB–	965,000
2,000	Premcor Refining Group Inc.	7.500%	6/15/15	BBB	2,064,710
3,000	SemGroup LP, 144A	8.750%	11/15/15	B1	2,925,000
1,500	Whiting Petroleum Corporation	7.000%	2/01/14	BB–	1,479,375

12,445	Total Oil, Gas & Consumable Fuels				12,487,248

	Paper & Forest Products – 0.4%
5,000	Georgia-Pacific Corporation	8.125%	5/15/11	B+	4,962,500
2,000	Georgia-Pacific Corporation	7.700%	6/15/15	B+	1,900,000

7,000	Total Paper & Forest Products				6,862,500

	Personal Products – 0.1%
1,600	Prestige Brands Inc.	9.250%	4/15/12	B–	1,608,000

	Real Estate – 0.3%
3,000	Felcor Lodging Trust Inc., 144A	4.803%	12/01/11	Ba3	2,715,000
1,000	Trustreet Properties, Inc., (10)	7.500%	4/01/15	AAA	1,067,628
500	Ventas Realty LP, Series WI	7.125%	6/01/15	BBB–	490,625

4,500	Total Real Estate				4,273,253

	Semiconductors & Equipment – 0.3%
2,400	Avago Technologies Finance Pte Limited	10.125%	12/01/13	BB–	2,556,000
2,000	NXP BV	5.463%	10/15/13	BB–	1,767,500

4,400	Total Semiconductors & Equipment				4,323,500

	Software – 0.2%
3,250	Telcorida Technologies, Inc.	6.564%	7/15/12	B	2,819,375

	Specialty Retail – 0.5%
1,000	Quiksilver Inc.	6.875%	4/15/15	Ba3	855,000
7,000	Warnaco Inc., Senior Notes	8.875%	6/15/13	BB	7,297,500

8,000	Total Specialty Retail				8,152,500

	Textiles, Apparel & Luxury Goods – 0.2%
4,000	Jostens IH Corporation	7.625%	10/01/12	B+	3,950,000

	Wireless Telecommunication Services – 0.1%
1,500	IPCS, Inc.	4.975%	5/01/13	B1	1,357,500

$158,824	Total Corporate Bonds (cost $161,160,070)				148,602,532

Principal
Amount (000)/
Shares	Description (1)	Coupon	Maturity	Ratings (3)	Value
	Capital Preferred Securities – 29.2% (17.8% of Total Investments)
	Capital Markets – 3.0%
20,750	C.A. Preferred Funding Trust	7.000%	1/30/49	A1	$19,377,491
16	Deutsche Bank Capital Funding Trust V	8.050%	6/30/58	Aa3	375,858
12,400	Dresdner Funding Trust I, 144A	8.151%	6/30/31	A1	10,371,348
3,500	First Union Capital Trust II, Series A	7.950%	11/15/29	A1	3,443,738
8,650	JPM Chase Capital XXV	6.800%	10/01/37	Aa3	7,787,102
6,700	Kleinwort Benson Group PLC	3.392%	12/31/99	N/R	4,184,592
2,200	MUFG Capital Finance	4.850%	7/25/56	BBB+	2,666,289

	Total Capital Markets				48,206,418

	Commercial Banks – 16.2%
2,000	AB Svensk Exportkredit, 144A	6.375%	10/27/49	AA–	1,994,028
7,600	Abbey National Capital Trust I	8.963%	6/30/50	A+	8,345,005
41,600	AgFirst Farm Credit Bank	7.300%	12/15/53	A	38,570,854
13,070	Bank One Capital III	8.750%	9/01/30	Aa3	14,429,476
2,600	BankAmerica Institutional Capital Trust, Series B, 144A	7.700%	12/31/26	Aa3	2,560,758
1,000	BanPonce Trust I, Series A	8.327%	2/01/27	Baa1	954,707
4,000	Barclays Bank PLC, 144A	8.550%	6/15/49	Aa3	3,890,000
1,000	Barclays Bank PLC	7.434%	12/15/57	Aa3	939,522
2,500	BBVA International Preferred S.A., Unipersonal	5.919%	4/18/58	Aa3	2,045,215
4,000	BNP Paribas	7.195%	12/25/57	AA–	3,627,332
1,000	Capital One Capital IV Corporation	6.745%	2/17/37	Baa1	749,099
10,100	DBS Capital Funding Corporation, 144A	7.657%	3/15/49	Aa3	10,218,019
1,900	Den Norske Bank, 144A	7.729%	6/29/49	Aa3	1,905,865
5,750	First Empire Capital Trust I	8.234%	2/01/27	A3	5,736,373
4,250	First Midwest Bancorp Inc.	6.950%	12/01/33	Baa1	3,357,645
750	HBOS Capital Funding LP, Notes	6.850%	3/23/49	A1	604,937
23,900	HBOS PLC, Series 144A	6.413%	4/01/49	A1	16,740,038
6,000	HBOS PLC, Series 144A	6.657%	11/21/57	A1	4,214,874
12,838	HSBC Capital Funding LP, 144A	9.547%	12/31/49	A1	13,400,985
14,000	HSBC Capital Funding LP, Debt	10.176%	6/30/50	A1	17,217,284
15,905	KBC Bank Fund Trust III, 144A	9.860%	5/02/50	A1	16,781,318
4,000	KeyCorp Capital III	7.750%	7/15/29	A3	3,429,036
5,000	Lloyds TSB Bank PLC, Subordinated Note	6.900%	11/22/49	Aa2	4,630,235
4,000	Mizuho Financial Group	8.375%	4/27/49	Aa3	4,008,668
1,000	Nordbanken AB, 144A	8.950%	11/29/49	Aa3	1,034,660
10,000	North Fork Capital Trust II	8.000%	12/15/27	Baa1	8,818,840
6,000	Northgroup Preferred Capital Corporation, 144A	6.378%	10/15/57	A1	4,135,854
6,000	PNC Preferred Funding Trust III	8.700%	3/15/58	A–	5,981,742
2,000	Reliance Capital Trust I, Series B	8.170%	5/01/28	N/R	1,674,798
6,200	Royal Bank of Scotland Group PLC	9.118%	3/31/49	A1	6,249,947
3,500	Shinsei Finance II Cayman Limited, Perpetual Maturity, 144A	7.160%	7/25/49	Baa2	2,471,875
3,100	Standard Chartered PLC, 144A	6.409%	1/30/57	BBB+	2,491,507
11,700	Standard Chartered PLC, 144A	7.014%	1/30/58	BBB+	10,105,044
14,700	Swedbank ForeningsSparbanken AB, 144A	9.000%	9/17/50	A1	14,910,563
15,290	Unicredito Italiano Capital Trust, 144A	9.200%	4/05/51	A1	15,685,291
600	Union Bank of Norway	7.068%	11/19/49	A	908,205

	Total Commercial Banks				254,819,599

	Diversified Financial Services – 1.6%
4,800	Fulton Capital Trust I	6.290%	2/01/36	A3	3,327,839
23,600	Old Mutual Capital Funding, Notes	8.000%	6/22/53	Baa2	22,478,999

	Total Diversified Financial Services				25,806,838

	Diversified Telecommunication Services – 1.2%
19	Centaur Funding Corporation, Series B, 144A	9.080%	4/21/20	BBB	18,871,313
	Insurance – 5.9%
2,000	Allstate Corporation	6.500%	5/15/57	A2	1,752,685
4,000	AMBAC Financial Group Inc.	6.150%	2/15/87	BBB+	642,487
10,000	American General Capital II	8.500%	7/01/30	A1	10,378,239
4,980	American General Institutional Capital, 144A	8.125%	3/15/46	A1	4,818,891
12,400	American International Group	8.175%	5/15/58	A1	11,700,924
6,900	AXA S.A., 144A	6.463%	12/14/49	BBB+	5,529,521

JQC	Nuveen Multi-Strategy Income and Growth Fund 2 (continued) Portfolio of INVESTMENTS June 30, 2008 (Unaudited)

Principal
Amount (000)/
Shares	Description (1)	Coupon	Maturity	Ratings (3)	Value
	Insurance (continued)

750	Great West Life and Annuity Insurance Company	7.153%	5/16/46	A–	$672,061
7,000	Hartford Financial Services Group Inc.	8.125%	6/15/68	AAA	6,824,173
3,500	Liberty Mutual Group	7.800%	3/15/37	Baa3	2,801,102
6,000	MetLife Capital Trust X	9.250%	4/08/68	BBB+	6,478,007
1,550	Nationwide Financial Services Capital Trust	7.899%	3/01/37	Baa1	1,374,152
4,000	Nationwide Financial Services Inc.	6.750%	5/15/67	Baa1	3,176,835
7,600	Oil Insurance Limited, 144A	7.558%	12/30/49	Baa1	6,487,868
3,800	Progressive Corporation	6.700%	6/15/37	A2	3,337,482
4,000	Prudential Financial Inc.	0.000%	6/15/38	A–	4,005,395
1,000	Prudential PLC	6.500%	6/29/49	A	853,450
9,000	QBE Capital Funding Trust II, 144A	6.797%	6/01/49	BBB	7,556,750
22,200	XL Capital, Limited	6.500%	10/15/57	BBB	15,007,332

	Total Insurance				93,397,354

	Real Estate – 0.0%
2,000	CBG Florida REIT Corporation	7.114%	11/15/49	BB+	543,471
4	PS Business Parks Inc., Series M	7.200%	3/30/55	BBB–	80,825

	Total Real Estate				624,296

	Road & Rail – 0.4%
7,600	Burlington Northern Santa Fe Funding Trust I	6.613%	12/15/55	BBB	6,891,102
	Thrifts & Mortgage Finance – 0.9%
25,600	Washington Mutual Preferred Funding Cayman, Series A-1, 144A	7.250%	3/15/49	BB+	14,477,541
1,000	Washington Mutual Preferred Funding Trust II	6.665%	3/15/57	BB+	540,736

	Total Thrifts & Mortgage Finance				15,018,277

	Total Capital Preferred Securities (cost $557,822,602)				463,635,197

Shares	Description (1)				Value
	Investment Companies – 2.4% (1.5% of Total Investments)
99,306	Blackrock Preferred and Corporate Income Strategies Fund				$1,517,395
751,883	Blackrock Preferred Income Strategies Fund				11,443,658
88,292	Blackrock Preferred Opportunity Trust				1,549,524
753,964	Flaherty and Crumrine/Claymore Preferred Securities Income Fund Inc.				10,510,257
109,139	Flaherty and Crumrine/Claymore Total Return Fund Inc.				1,634,901
84,688	John Hancock Preferred Income Fund				1,603,143
63,914	John Hancock Preferred Income Fund II				1,195,191
540,883	John Hancock Preferred Income Fund III				9,016,519

	Total Investment Companies (cost $50,705,066)				38,470,588

Principal
Amount (000)	Description (1)	Coupon	Maturity		Value
	Short-Term Investments – 8.5% (5.2% of Total Investments)
$63,458	Repurchase Agreement with Fixed Income Clearing Corporation, dated 6/30/08, repurchase price $63,461,331, collateralized by $51,020,000 U.S. Treasury Bonds, 6.250%, due 8/15/23, value $61,925,525, $1,225,000 U.S. Treasury Bonds, 6.500%, due 11/15/26, value $1,525,125 and $1,000,000 U.S. Treasury Bonds, 6.625%, due 2/15/27, value $1,278,750	1.350%	7/01/08		$63,458,951
71,260	Repurchase Agreement with Fixed Income Clearing Corporation, dated 6/30/08, repurchase price $71,262,186, collateralized by $73,385,000 U.S. Treasury Bills, 0.000%, due 12/11/08, value $72,687,843	1.350%	7/01/08		71,259,514

$134,718	Total Short-Term Investments (cost $134,718,465)				134,718,465

	Total Investments (cost $2,894,611,077) – 163.9%				2,599,974,826

Shares	Description (1)				Value
	Common Stocks Sold Short – (0.7)%
	Chemicals – (0.1)%
(30,000)	Sigma-Aldrich Corporation				$(1,615,800)
	Computers & Peripherals – (0.1)%
(6,500)	Apple, Inc.,				(1,088,360)
	Health Care Equipment & Supplies – (0.1)%
(13,000)	C. R. Bard, Inc.				(1,143,350)
(9,000)	Chattem Inc., (2)				(585,450)

	Total Health Care Equipment & Supplies				(1,728,800)

	Hotels, Restaurants & Leisure – (0.0)%
(17,600)	Tim Hortons Inc.				(504,944)
	Internet Software & Services – (0.1)%
(20,426)	Bankrate Inc., (2)				(798,044)
	Pharmaceuticals – (0.2)%
(45,500)	Abbott Laboratories				(2,410,927)
(26,600)	Allergan, Inc.				(1,384,530)

	Total Pharmaceuticals				(3,795,457)
	Specialty Retail – (0.1)%
(11,600)	AutoZone, Inc., (2)				(1,403,716)
(20,100)	Urban Outfitters, Inc., (2)				(626,919)

	Total Specialty Retail				(2,030,635)

	Total Common Stocks Sold Short (proceeds $12,715,797)				(11,562,040)

Number of		Notional	Expiration	Strike
Contracts	Type	Amount (8)	Date	Price	Value
	Call Options Written – (1.0)%
(3,777)	Allied Waste Industries	$(3,777,000)	1/17/09	$10.0	$(1,246,410)
(664)	Allied Waste Industries	(830,000)	1/17/09	12.5	(92,960)
(538)	Ameren Corporation	(2,421,000)	12/20/08	45.0	(65,905)
(388)	Amgen, Inc.	(1,940,000)	1/17/09	50.0	(120,280)
(603)	Amgen, Inc.	(3,316,500)	1/17/09	55.0	(91,355)
(1,386)	AngloGold Limited	(5,544,000)	1/17/09	40.0	(270,270)
(221)	Arch Coal Inc.	(1,215,500)	1/17/09	55.0	(541,450)
(750)	AstraZeneca Group	(3,375,000)	7/19/08	45.0	(24,375)
(1,048)	AstraZeneca Group	(5,240,000)	1/17/09	50.0	(115,280)
(2,813)	Barrick Gold Corporation	(14,065,000)	1/17/09	50.0	(1,153,330)
(3,280)	BJ Services Company	(7,380,000)	1/17/09	22.5	(3,378,400)
(1,703)	AbitibiBowater, Inc.	(2,128,750)	1/17/09	12.5	(183,073)
(1,231)	BP Amoco, PLC	(8,617,000)	1/17/09	70.0	(640,120)
(900)	eBay, Inc.	(2,700,000)	1/17/09	30.0	(191,700)
(1,400)	Electronic Data Systems Corporation	(2,800,000)	1/17/09	20.0	(707,000)
(1,430)	Gold Fields Limited	(2,502,500)	7/19/08	17.5	(7,150)
(430)	Health Net Inc.	(1,290,000)	10/18/08	30.0	(27,950)
(570)	IdaCorp Inc.	(1,710,000)	11/22/08	30.0	(57,000)
(1,800)	Ivanhoe Mines Ltd.	(2,250,000)	1/17/09	12.5	(292,500)
(433)	KT Corporation	(1,082,500)	7/19/08	25.0	(8,660)
(2,446)	LM Ericsson Telephone Company	(2,763,980)	1/17/09	11.3	(244,600)
(650)	Microsoft Corporation	(1,950,000)	1/17/09	30.0	(92,625)
(2,351)	Newmont Mining Corporation	(11,755,000)	1/17/09	50.0	(1,657,455)
(865)	Nexen Inc.	(2,595,000)	1/17/09	30.0	(977,450)
(2,613)	Nippon Telegraph & Telephone Corporation	(6,532,500)	12/20/08	25.0	(385,418)
(585)	Progress Energy, Inc.	(2,340,000)	1/17/09	40.0	(176,963)
(833)	Royal Dutch Shell PLC	(5,831,000)	7/19/08	70.0	(849,660)
(601)	Sanofi–Aventis	(2,554,250)	9/20/08	42.5	(4,508)
(870)	Scholastic Corporation	(2,610,000)	9/20/08	30.0	(113,100)
(1,888)	Smithfield Foods, Inc.	(5,664,000)	1/17/09	30.0	(66,080)
(670)	Tech Data Corporation	(2,680,000)	1/17/09	40.0	(60,300)
(143)	Technip S.A.	(858,000)	12/20/08	60.0	(137,114)
(5,094)	Tyson Foods, Inc.	(7,641,000)	1/17/09	15.0	(967,860)
(1,699)	Tyson Foods, Inc.	(2,973,250)	1/17/09	17.5	(165,653)

JQC	Nuveen Multi-Strategy Income and Growth Fund 2 (continued) Portfolio of INVESTMENTS June 30, 2008 (Unaudited)

Number of		Notional	Expiration	Strike
Contracts	Type	Amount (8)	Date	Price	Value
	Call Options Written (continued)

(540)	UBS AG	$(1,620,000)	1/17/09	$30.0	$(36,447)
(580)	UBS AG	(2,320,000)	1/17/09	40.0	(5,800)

(47,793)	Total Call Options Written (cost $(14,210,004))	(136,872,730)			(15,156,201)

	Borrowings Payable – (40.4)% (11), (12)				(640,000,000)

	Other Assets Less Liabilities – (1.3)%				(22,363,188)

	FundPreferred Shares, at Liquidation Value – (20.5)% (11)				(325,000,000)

	Net Assets Applicable to Common Shares – 100%				$1,585,893,397

Interest Rate Swaps outstanding at June 30, 2008:

		Fund			Fixed Rate		Unrealized
	Notional	Pay/Receive	Floating Rate	Fixed Rate	Payment	Termination	Appreciation
Counterparty	Amount	Floating Rate	Index	(Annualized)	Frequency	Date	(Depreciation)
JPMorgan Chase	$97,000,000	Receive	1-Month USD-LIBOR	3.360%	Monthly	1/23/09	$(160,737)

USD-LIBOR (United States Dollar-London Inter-Bank Offered Rate)

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.
(2)	Non-income producing.
(3)	Ratings: Using the higher of Standard & Poor’s Group (“Standard & Poor’s”) or Moody’s Investor Service, Inc. (“Moody’s”) rating. Ratings below BBB by Standard & Poor’s or Baa by Moody’s are considered to be below investment grade.
(4)	Senior Loans generally are subject to mandatory and/or optional prepayment. Because of these mandatory prepayment conditions and because there may be significant economic incentives for a Borrower to prepay, prepayments of Senior Loans may occur. As a result, the actual remaining maturity of Senior Loans held may be substantially less than the stated maturities shown.
(5)	Senior Loans generally pay interest at rates which are periodically adjusted by reference to a base short-term, floating lending rate plus an assigned fixed rate. These floating lending rates are generally (i) the lending rate referenced by the London Inter-Bank Offered Rate (“LIBOR”), or (ii) the prime rate offered by one or more major United States banks.
Senior Loans may be considered restricted in that the Fund ordinarily is contractually obligated to receive approval from the Agent Bank and/or Borrower prior to the disposition of a Senior Loan.
(6)	Position or portion of position represents an unfunded Senior Loan commitment outstanding at June 30, 2008.
(7)	Negative value represents unrealized depreciation an unfunded Senior Loan commitment outstanding at June 30, 2008.
(8)	For disclosure purposes, Notional Amount is calculated by multiplying the Number of Contracts by the Strike Price by 100.
(9)	Portion of investments, with an aggregate market value of $138,324,273, has been pledged to collateralize the net payment obligations under call options written.
(10)	Portion of investment, with an aggregate market value of $400,350, has been pledged to collateralize the net payment obligations under interest rate swap contracts.
(11)	Borrowings and FundPreferred Shares, at Liquidation Value as a percentage of total investments are (24.6)% and (12.5)%, respectively.
(12)	The Fund may pledge up to 100% of its eligible securities in the Portfolio of Investments as collateral for Borrowings.
N/R	Not rated.
WI/DD	Purchased on a when-issued or delayed delivery basis.
144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration which are normally those transactions with qualified institutional buyers.
ADR	American Depositary Receipt.
CORTS	Corporate Backed Trust Securities.
PPLUS	PreferredPlus Trust.
SATURNS	Structured Asset Trust Unit Repackaging.
TBD	Senior Loan purchased on a when-issued or delayed-delivery basis. Certain details associated with this purchase are not known prior to the settlement date of the transaction. In addition, Senior Loans typically trade without accrued interest and therefore a weighted average coupon rate is not available prior to settlement. At settlement, if still unknown, the Borrower or counterparty will provide the Fund with the final weighted average coupon rate and maturity date.
See accompanying notes to financial statements.

Statement of ASSETS & LIABILITIES
June 30, 2008 (Unaudited)

	Multi-Strategy	Multi-Strategy
	Income	Income
	and Growth	and Growth 2
	(JPC)	(JQC)
Assets
Investments, at value (cost $2,067,225,278 and $2,894,611,077, respectively)	$1,844,235,167	$2,599,974,826
Cash	52,374	3,749
Cash deposits with brokers	9,569,595	22,531,966
Cash denominated in foreign currencies (cost $456,645 and $1,167,499, respectively)	459,259	1,175,838
Receivables:
Call options closed/expired	42,938	—
Dividends	2,430,841	2,916,023
Interest	8,751,086	12,705,156
Investments sold	21,858,174	29,858,396
Reclaims	90,209	85,116
Deferred borrowing costs	345,000	565,333
Other assets	149,866	189,054

Total assets	1,887,984,509	2,670,005,457

Liabilities
Borrowings	450,000,000	640,000,000
Securities sold short, at value (proceeds $9,112,809 and $12,715,797, respectively)	8,265,724	11,562,040
Call options written, at value (premiums received $10,461,853 and $14,210,004, respectively)	11,019,271	15,156,201
Unrealized depreciation on interest rate swaps	138,013	160,737
Payable for investments purchased	33,172,837	50,334,195
Accrued expenses:
Interest on borrowings	1,054,219	1,499,333
Management fees	935,443	1,095,714
Other	551,741	703,855
FundPreferred shares dividends payable	99,623	129,956
Common shares dividends payable	27,205,145	38,470,029

Total liabilities	532,442,016	759,112,060

FundPreferred shares, at liquidation value	258,000,000	325,000,000

Net assets applicable to Common shares	$1,097,542,493	$1,585,893,397

Common shares outstanding	99,403,528	139,731,300

Net asset value per Common share outstanding (net assets applicable to Common shares, divided by Common shares outstanding)	$11.04	$11.35

Net assets applicable to Common shares consist of:

Common shares, $.01 par value per share	$994,035	$1,397,313
Paid-in surplus	1,380,691,001	1,964,129,054
Undistributed (Over-distribution of) net investment income	(32,828,142)	(48,903,754)
Accumulated net realized gain (loss) from investments foreign currencies and derivative transactions	(28,484,730)	(36,155,395)
Net unrealized appreciation (depreciation) of investments foreign currencies and derivative transactions	(222,829,671)	(294,573,821)

Net assets applicable to Common shares	$1,097,542,493	$1,585,893,397

Authorized shares:
Common	Unlimited	Unlimited
FundPreferred	Unlimited	Unlimited

See accompanying notes to financial statements.

Statement of OPERATIONS Six Months Ended June 30, 2008 (Unaudited)

	Multi-Strategy	Multi-Strategy
	Income	Income
	and Growth	and Growth 2
	(JPC)	(JQC)
Investment Income
Dividends (net of foreign tax withheld of $483,813 and $666,483, respectively)	$30,903,663	$42,326,813
Interest	20,701,958	30,902,429
Fees	4,901,831	6,502,978

Total investment income	56,507,452	79,732,220

Expenses
Management fees	8,077,699	11,081,010
Dividend expense on securities sold short	9,762	13,743
FundPreferred shares – auction fees	719,133	1,004,030
FundPreferred shares – dividend disbursing agent fees	16,666	26,604
Shareholders’ servicing agent fees and expenses	4,033	5,023
Interest expense on borrowings and amortization of borrowing costs	3,003,328	3,687,409
Custodian’s fees and expenses	263,247	346,806
Trustees’ fees and expenses	18,116	36,944
Professional fees	28,105	35,438
Shareholders’ reports – printing and mailing expenses	181,305	224,444
Stock exchange listing fees	16,955	23,841
Investor relations expense	157,866	214,215
Prime broker expense	16,104	32,052
Other expenses	20,822	25,908

Total expenses before custodian fee credit and expense reimbursement	12,533,141	16,757,467
Custodian fee credit	(10,226)	(11,454)
Expense reimbursement	(2,664,454)	(4,264,409)

Net expenses	9,858,461	12,481,604

Net investment income	46,648,991	67,250,616

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments and securities sold short	(32,766,692)	(40,532,141)
Interest rate swaps	101,282	168,141
Foreign currencies	46,217	64,467
Futures	120,926	164,214
Call options written	4,859,793	6,901,740
Change in net unrealized appreciation (depreciation) of:
Investments and securities sold short	(83,324,245)	(92,202,290)
Interest rate swaps	(724,058)	(1,006,224)
Foreign currencies	10,463	16,247
Call options written	263,110	95,438

Net realized and unrealized gain (loss)	(111,413,204)	(126,330,408)

Distributions to FundPreferred Shareholders
From and in excess of net investment income	(11,375,661)	(15,905,858)

Decrease in net assets applicable to Common shares from distributions to FundPreferred shareholders	(11,375,661)	(15,905,858)

Net increase (decrease) in net assets applicable to Common shares from operations	$(76,139,874)	$(74,985,650)

See accompanying notes to financial statements.

Statement of CHANGES in NET ASSETS (Unaudited)

	Multi-Strategy		Multi-Strategy
	Income and Growth (JPC)		Income and Growth 2 (JQC)
	Six Months		Six Months
	Ended	Year Ended	Ended	Year Ended
	6/30/08	12/31/07	6/30/08	12/31/07
Operations
Net investment income	$46,648,991	$96,883,727	$67,250,616	$136,499,508
Net realized gain (loss) from:
Investments and securities sold short	(32,766,692)	57,700,944	(40,532,141)	81,973,158
Interest rate swaps	101,282	3,200,749	168,141	4,297,734
Foreign currencies	46,217	(96,087)	64,467	(149,515)
Futures	120,926	(9,930,657)	164,214	(14,369,007)
Call options written	4,859,793	(825,947)	6,901,740	(1,262,638)
Change in net unrealized appreciation (depreciation) of:
Investments and securities sold short	(83,324,245)	(180,582,470)	(92,202,290)	(249,889,055)
Interest rate swaps	(724,058)	(3,662,494)	(1,006,224)	(4,936,771)
Foreign currencies	10,463	(2,852)	16,247	(2,264)
Call options written	263,110	(820,528)	95,438	(1,041,635)
Distributions to FundPreferred shareholders:
From and in excess of net investment income	(11,375,661)	—	(15,905,858)	—
From net investment income	—	(27,675,110)	—	(36,573,078)
From accumulated net realized gains	—	(9,138,483)	—	(13,728,192)

Net increase (decrease) in net assets applicable to Common shares from operations	(76,139,874)	(74,949,208)	(74,985,650)	(99,181,755)

Distributions to Common Shareholders
From and in excess of net investment income	(56,660,011)	—	(79,646,841)	—
From net investment income	—	(76,330,955)	—	(111,173,317)
From accumulated net realized gains	—	(25,112,801)	—	(41,701,368)
Tax return of capital	—	(12,226,104)	—	(7,272,288)

Decrease in net assets applicable to Common shares from distributions to Common shareholders	(56,660,011)	(113,669,860)	(79,646,841)	(160,146,973)

Capital Share Transactions
Common shares repurchased	—	(3,326,834)	(426,558)	(7,872,338)
Net proceeds from Common shares issued to shareholders due to reinvestment of distributions	—	337,266	—	—

Net increase (decrease) in net assets applicable to Common shares from capital share transactions	—	(2,989,568)	(426,558)	(7,872,338)

Net increase (decrease) in net assets applicable to Common shares	(132,799,885)	(191,608,636)	(155,059,049)	(267,201,066)
Net assets applicable to Common shares at the beginning of period	1,230,342,378	1,421,951,014	1,740,952,446	2,008,153,512

Net assets applicable to Common shares at the end of period	$1,097,542,493	$1,230,342,378	$1,585,893,397	$1,740,952,446

Undistributed (Over-distribution of) net investment income at the end of period	$(32,828,142)	$(11,441,461)	$(48,903,754)	$(20,601,671)

See accompanying notes to financial statements.

Statement of CASH FLOWS Six Months Ended June 30, 2008 (Unaudited)

	Multi-Strategy	Multi-Strategy
	Income	Income
	and Growth	and Growth 2
	(JPC)	(JQC)
Cash Flows from Operating Activities:
Net Increase (Decrease) in Net Assets Applicable to Common Shares from Operations	$(76,139,874)	$(74,985,650)
Adjustments to reconcile the net increase (decrease) in net assets applicable to Common shares from operations to net cash provided by (used in) operating activities:
Purchases of investments and securities sold short	(353,368,590)	(490,086,736)
Proceeds from sales and maturities of investments and securities sold short	373,616,495	495,942,334
Cash paid for call options terminated	(1,559,615)	(2,036,945)
Premiums received for call options written	9,920,278	13,430,538
Proceeds from (Purchases of) short-term investments, net	(49,570,531)	(47,592,017)
Proceeds from terminated interest rate swaps	101,282	168,141
Proceeds from sales of futures contracts	120,926	164,214
Amortization (Accretion) of premiums and discounts, net	(42,318)	147,065
(Increase) Decrease in receivable for call options closed/expired	(42,938)	—
(Increase) Decrease in receivable for dividends	(128,574)	(219,056)
(Increase) Decrease in receivable for interest	(284,545)	256,799
(Increase) Decrease in receivable for investments sold	(20,314,803)	(23,552,550)
(Increase) Decrease in receivable for reclaims	(62,306)	28,383
(Increase) Decrease in other assets	1,365	5,414
Increase (Decrease) in payable for investments purchased	31,161,416	44,003,460
Increase (Decrease) in interest on borrowings	1,054,219	1,499,333
Increase (Decrease) in accrued management fees	53,534	(95,149)
Increase (Decrease) in accrued other liabilities	(9,983)	31,261
Increase (Decrease) in securities sold short dividends payable	(19,038)	(26,790)
Increase (Decrease) in FundPreferred shares dividends payable	(311,651)	(515,579)
Net realized (gain) loss from investments and securities sold short	32,766,692	40,532,141
Net realized (gain) loss from interest rate swaps	(101,282)	(168,141)
Net realized (gain) loss from foreign currencies	(46,217)	(64,467)
Net realized (gain) loss from futures	(120,926)	(164,214)
Net realized (gain) loss from call options written	(4,859,793)	(6,901,740)
Net realized (gain) loss from paydowns	(394,687)	(602,642)
Change in net unrealized (appreciation) depreciation of investments and securities sold short	83,324,245	92,202,290
Change in net unrealized (appreciation) depreciation of interest rate swaps	724,058	1,006,224
Change in net unrealized (appreciation) depreciation of foreign currencies	(10,463)	(16,247)
Change in net unrealized (appreciation) depreciation of call options written	(263,110)	(95,438)
Capital gains and return of capital distributions from investments	1,602,827	1,353,110

Net cash provided by (used in) operating activities	26,796,093	43,647,346

Cash Flows from Financing Activities:
Increase (Decrease) in borrowings	450,000,000	640,000,000
Cash distributions paid to Common shareholders	(29,454,866)	(41,176,812)
Increase (Decrease) in FundPreferred shares	(450,000,000)	(640,000,000)
(Increase) Decrease in deferred borrowing costs	(345,000)	(565,333)
Cost of Common shares repurchased	—	(426,558)

Net cash provided by (used in) financing activities	(29,799,866)	(42,168,703)

Net Increase (Decrease) in Cash	(3,003,773)	1,478,643
Cash at the beginning of period	12,625,742	21,057,072

Cash at the End of Period	$9,621,969	$22,535,715

Supplemental Disclosure of Cash Flow Information

Cash paid for interest on borrowings (excluding amortization of borrowing costs) during the six months ended June 30, 2008, was $1,619,109 and $1,793,409 for Multi-Strategy Income and Growth (JPC) and Multi-Strategy Income and Growth 2 (JQC), respectively.

See accompanying notes to financial statements.

Notes to FINANCIAL STATEMENTS (Unaudited)

1.	General Information and Significant Accounting Policies
The funds covered in this report and their corresponding Common share New York Stock Exchange symbols are Nuveen Multi-Strategy Income and Growth Fund (JPC) and Nuveen Multi-Strategy Income and Growth Fund 2 (JQC) (collectively, the “Funds”). The Funds are registered under the Investment Company Act of 1940, as amended, as diversified, closed-end management investment companies.

Each Fund seeks to provide high income by investing primarily in a portfolio of preferred securities, domestic and international equity securities, high yield securities and convertible securities.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with U.S. generally accepted accounting principles.

Investment Valuation
Exchange-listed securities are generally valued at the last sales price on the security exchange on which such securities are primarily traded. Securities traded on a securities exchange for which there are no transactions on a given day or securities not listed on a securities exchange are valued at the mean of the closing bid and asked prices. Securities traded on Nasdaq are valued at the Nasdaq Official Closing Price. Prices of fixed-income securities, senior loans and derivative instruments are generally provided by an independent pricing service approved by the Funds’ Board of Trustees. When market price quotes are not readily available, the pricing service or, in the absence of a pricing service for a particular investment, the Board of Trustees of the Funds, or its designee, may establish fair value using a wide variety of market data including yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant by the pricing service or the Board of Trustee’s designee. The value of options written are based on the last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last asked price. Futures contracts are valued using the closing settlement price or, in the absence of such a price, at the mean of the bid and asked prices. If the pricing service is unable to supply a price for an investment or derivative instrument the Funds may use market quotes provided by major broker/dealers in such investments. If it is determined that the market price for an investment or derivative instrument is unavailable or inappropriate, the Board of Trustees of the Funds, or its designee, may establish fair value in accordance with procedures established in good faith by the Board of Trustees. Short-term investments are valued at amortized cost, which approximates market value.

The senior loans in which the Funds invest are not listed on an organized exchange and the secondary market for such investments may be less liquid relative to markets for other fixed-income securities. Consequently, the value of senior loans, determined as described above, may differ significantly from the value that would have been determined had there been an active market for that senior loan.

Investment Transactions
Investment transactions are recorded on a trade date basis. Trade date for senior loans purchased in the “primary market” is considered the date on which the loan allocations are determined. Trade date for senior loans purchased in the “secondary market” is the date on which the transaction is entered into. Realized gains and losses from investment transactions are determined on the specific identification method. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments. At June 30, 2008, Multi-Strategy Income and Growth (JPC) and Multi-Strategy Income and Growth 2 (JQC) had outstanding when-issued/delayed delivery purchase commitments of $8,889,895 and $12,835,643, respectively.

Investment Income
Dividend income on securities purchased and dividend expense on securities sold short are recorded on the ex-dividend date or, for foreign securities, when information is available. Interest income, which includes the amortization of premiums and accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Interest income also includes paydown gains and losses and fee income, if any. Fee income consists primarily of amendment fees. Amendment fees are earned as compensation for evaluating and accepting changes to an original senior loan agreement and are recognized when received.

Notes to FINANCIAL STATEMENTS (continued) (Unaudited)

Income Taxes
Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.

Effective June 29, 2007, the Funds adopted Financial Accounting Standards Board (FASB) Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the affirmative evaluation of tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether it is “more-likely-than-not” (i.e., a greater than 50-percent liklihood) of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold may result in a tax expense in the current year.

Implementation of FIN 48 required management of the Funds to analyze all open tax years, as defined by the statute of limitations, for all major jurisdictions, which includes federal and certain states. Open tax years are those that are open for examination by taxing authorities (i.e., generally, the last four tax year ends and the interim tax period since then). The Funds have no examinations in progress.

For all open tax years and all major taxing jurisdictions through the end of the reporting period, management of the Funds has reviewed all tax positions taken or expected to be taken in the preparation of the Funds’ tax returns and concluded the adoption of FIN 48 resulted in no impact to the Funds’ net assets or results of operations as of and during the six months ended June 30, 2008.

The Funds are also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Dividends and Distributions to Common Shareholders
Distributions to Common shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal corporate income tax regulations, which may differ from U.S. generally accepted accounting principles.

The Funds make quarterly cash distributions to Common shareholders of a stated dollar amount per share. Subject to approval and oversight by the Funds’ Board of Trustees, each Fund seeks to maintain a stable distribution level designed to deliver the long-term return potential of each Fund’s investment strategy through regular quarterly distributions (a “Managed Distribution Program”). Total distributions during a calendar year generally will be made from each Fund’s net investment income, net realized capital gains and net unrealized capital gains in the Fund’s portfolio, if any. The portion of distributions paid from net unrealized gains, if any, would be distributed from the Fund’s assets and would be treated by shareholders as a non-taxable distribution for tax purposes. In the event that total distributions during a calendar year exceed a Fund’s total return on net asset value, the difference will be treated as a return of capital for tax purposes and will reduce net asset value per share. If a Fund’s total return on net asset value exceeds total distributions during a calendar year, the excess will be reflected as an increase in net asset value per share. The final determination of the source and character of all distributions for the fiscal year are made after the end of the fiscal year and are reflected in the financial statements contained in the annual report as of December 31 each year.

Real Estate Investment Trust (“REIT”) distributions received by the Funds are generally comprised of ordinary income, long-term and short-term capital gains, and a return of REIT capital. The actual character of amounts received during the period are not known until after the fiscal year-end.

For the fiscal year ended December 31, 2007, the character of distributions to the Funds from the REITs was as follows:

	Multi-Strategy	Multi-Strategy
	Income	Income
	and Growth	and Growth 2
	(JPC)	(JQC)
Ordinary income	72.59%	82.98%
Long-term and short-term capital gains	27.32	16.92
Return of REIT capital	0.09	0.10

For the fiscal year ended December 31, 2007, the Funds applied the actual character of distributions reported by the REITs in which the Funds invest to their receipts from the REITs. If a REIT held in the portfolio of investments did not report the actual character of its distributions during the period, the Funds treated the distributions as ordinary income.

For the six months ended June 30, 2008, the Funds applied the actual percentages for the fiscal year ended December 31, 2007, described above, to its receipts from the REITs and treated as income on the Statement of Operations only the amount of ordinary income so calculated. The Funds adjust that estimated breakdown of income type (and consequently their net investment income) as necessary early in the following calendar year when the REITs inform their shareholders of the actual breakdown of income type.

The actual character of distributions made by the Funds during the fiscal year ended December 31, 2007, are reflected in the accompanying financial statements.

The distributions made by the Funds to their shareholders during the six months ended June 30, 2008, are provisionally classified as being “From and in excess of net investment income”, and those distributions will be classified as being from net investment income, net realized capital gains and/or a return of capital for tax purposes after the fiscal year end, based upon the income type breakdown information conveyed at the time by the REITs whose securities are held in the Funds’ portfolios. For purposes of calculating “Undistributed (Over-distribution of) net investment income” as of June 30, 2008, the distribution amounts provisionally classified as “From and in excess of net investment income” were treated as being entirely from net investment income. Consequently, the financial statements at June 30, 2008, reflect an over-distribution of net investment income.

FundPreferred Shares
The Funds have issued and outstanding FundPreferred shares, $25,000 stated value per share, as a means of effecting financial leverage. Each Fund’s FundPreferred shares are issued in more than one Series. The dividend rate paid by the Funds on each Series is determined every seven days, pursuant to a dutch auction process overseen by the auction agent, and is payable at the end of each rate period. The number of FundPreferred shares outstanding, by Series and in total, for each Fund is as follows:

	Multi-Strategy	Multi-Strategy
	Income and	Income and
	Growth (JPC)	Growth 2 (JQC)
Number of shares:
Series M	1,720	1,300
Series M2	—	1,300
Series T	1,720	1,300
Series T2	—	1,300
Series W	1,720	1,300
Series W2	—	1,300
Series TH	1,720	1,300
Series TH2	—	1,300
Series F	1,720	1,300
Series F2	1,720	1,300

Total	10,320	13,000

Beginning in February 2008, more shares for sale were submitted in the regularly scheduled auctions for the FundPreferred shares issued by the Funds than there were offers to buy. This meant that these auctions “failed to clear,” and that many FundPreferred shareholders who wanted to sell their shares in these auctions were unable to do so. FundPreferred shareholders unable to sell their shares received distributions at the “maximum rate” applicable to failed auctions as calculated in accordance with the pre-established terms of the FundPreferred shares.

These developments generally do not affect the management or investment policies of the Funds. However, one implication of these auction failures for Common shareholders is that the Funds’ cost of leverage will likely to be higher, at least temporarily, than it otherwise would have been had the auctions continued to be successful. As a result, the Funds’ future Common share earnings may be lower than they otherwise would have been.

As approved by each Fund’s Board of Trustees, Multi-Strategy Income and Growth (JPC) and Multi-Strategy Income and Growth 2 (JQC) redeemed $450 million and $640 million of their outstanding FundPreferred shares at liquidation value, respectively, during the six months ended June 30, 2008.

Interest Rate Swap Transactions
Each Fund is authorized to invest in interest rate swap transactions. Each Fund’s use of interest rate swap transactions is intended to mitigate the negative impact that an increase in short-term interest rates could have on Common share net earnings as a result of leverage. Interest rate swap transactions involve each Fund’s agreement with the counterparty to pay or receive a

Notes to FINANCIAL STATEMENTS (continued) (Unaudited)

fixed rate payment in exchange for the counterparty receiving or paying a variable rate payment that is intended to approximate each Fund’s variable rate payment obligation on FundPreferred shares or any variable rate borrowing. The payment obligation is based on the notional amount of the interest rate swap contract. Interest rate swaps do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to the swap counterparty on such transactions is limited to the net amount of interest payments that each Fund is to receive. Interest rate swap positions are valued daily. Each Fund accrues the fixed rate payment expected to be paid or received and the variable rate payment expected to be received or paid on interest rate swap contracts on a daily basis, and recognize an unrealized gain or loss for the daily changes in the market value of the Fund’s contractual rights and obligations under the contracts. The net amount recorded for these transactions is recognized on the Statement of Assets and Liabilities. Once periodic payments are settled in cash, the net amount is recorded as net realized gain or loss from interest rate swaps, in addition to net realized gain or loss recorded upon the termination of interest rate swap contracts on the Statement of Operations. For tax purposes, periodic payments are treated as ordinary income or expense. Although there are economic advantages of entering into interest rate swap transactions, there are also additional risks. Each Fund helps manage the credit risks associated with interest rate swap transactions by entering into agreements only with counterparties that Nuveen Asset Management (the “Adviser”), a wholly owned subsidiary of Nuveen investments, Inc. (“Nuveen”), believes have the financial resources to honor their obligations and by having the Adviser continually monitor the financial stability of the swap counterparties. In addition, all counterparties are required to pledge collateral daily (based on the daily valuation of each swap) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when a Fund has an unrealized loss on a swap contract, each Fund has instructed the custodian to pledge assets of the Fund as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the interest rate swap valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

Foreign Currency Transactions
Each Fund is authorized to engage in foreign currency exchange transactions including foreign currency forward, futures, options and swap contracts. To the extent that the Funds invest in securities and/or contracts that are denominated in a currency other than U.S. dollars, the Funds will be subject to currency risk, which is the risk that an increase in the U.S. dollar relative to the foreign currency will reduce returns or portfolio value. Generally, when the U.S. dollar rises in value against a foreign currency, the Funds’ investments denominated in that currency will lose value because its currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value. Investments and other assets and liabilities denominated in foreign currencies are converted into U.S. dollars on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market at the time of valuation. Purchases and sales of investments and income denominated in foreign currencies are translated into U.S. dollars on the respective dates of such transactions. The gains or losses resulting from changes in foreign exchange rates are included in “Realized gain (loss) from foreign currencies” and “Change in net unrealized appreciation (depreciation) of foreign currencies” on the Statement of Operations.

The books and records of the Funds are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at 4:00 p.m. Eastern time. Investments and income and expenses are translated on the respective dates of such transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date of the transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Funds and the amounts actually received.

Futures Contracts
Each Fund is authorized to invest in futures contracts. Upon entering into a futures contract, a Fund is required to deposit with the broker an amount of cash or liquid securities equal to a specified percentage of the contract amount. This is known as the “initial margin.” Subsequent payments (“variation margin”) are made or received by a Fund each day, depending on the daily fluctuation of the value of the contract.

During the period the futures contract is open, changes in the value of the contract are recognized as an unrealized gain or loss by “marking-to-market” on a daily basis to reflect the changes in market value of the contract. When the contract is closed or expired, a Fund records a realized gain or loss equal to the difference between the value of the contract on the closing date and the value of the contract when originally entered into. Cash held by the broker to cover initial margin requirements on open futures contracts, if any, is recognized on the Statement of Assets and Liabilities. Additionally, the Statement of Assets and Liabilities reflects a receivable or payable for the variation margin when applicable. At June 30, 2008, there were no open futures contracts in either Fund.

Risks of investments in futures contracts include the possible adverse movement of the securities or indices underlying the contracts, the possibility that there may not be a liquid secondary market for the contracts and/or that a change in the value of the contract may not correlate with a change in the value of the underlying securities or indices.

Options Transactions
Each Fund is authorized to write (sell) call options. When the Funds write a call option, an amount equal to the net premium received (the premium less commission) is recorded as a liability and is subsequently adjusted to reflect the current value of the written option until the option expires or the Funds enter into a closing purchase transaction. When a call option expires or the Funds enter into a closing purchase transaction, the difference between the net premium received and any amount paid at expiration or on effecting a closing purchase transaction, including commission, is treated as a net realized gain on option contracts written or, if the net premium received is less than the amount paid, as a net realized loss on option contracts written. The Funds, as writers of a call option, bears the risk of an unfavorable change in the market value of the security or index underlying the written option. There is the risk the Funds may not be able to enter into closing transactions because of an illiquid market.

Short Sales
Each Fund is authorized to make short sales of securities if the Fund owns at least an equal amount of such securities or securities convertible into securities of the same issuer. To secure its obligation to deliver securities sold short, each Fund has instructed the custodian to segregate assets with an equivalent amount of the securities sold short or securities convertible into or exchangeable for such securities. Each Fund is obligated to pay to the party to which the securities were sold short, dividends declared on the stock by the issuer and records such amounts as “Dividend expense on securities sold short” on the Statement of Operations. Short sales are valued daily and the corresponding unrealized gains or losses are included in “Change in net unrealized appreciation (depreciation) of investments and securities sold short” on the Statement of Operations.

Repurchase Agreements
In connection with transactions in repurchase agreements, it is the Funds’ policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the seller defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

Borrowing Costs
Costs incurred by each Fund in connection with structuring its revolving credit agreement are recorded as a deferred charge which are being amortized over the 30 year life of the borrowings and included with “Interest expense on borrowings and amortization of borrowing costs” on the Statement of Operations.

Custodian Fee Credit
Each Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by net credits earned on each Fund’s cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments. Credits for cash balances may be offset by charges for any days on which a Fund overdraws its account at the custodian bank.

Indemnifications
Under the Funds’ organizational documents, their Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

Use of Estimates
The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets applicable to Common shares from operations during the reporting period. Actual results may differ from those estimates.

Notes to FINANCIAL STATEMENTS (continued) (Unaudited)

2.	Fair Value Measurements
During the current fiscal period, the Funds adopted the provisions of Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157). SFAS 157 defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles, and expands disclosure about fair value measurements. In determining the value of the Funds’ investments various inputs are used. These inputs are summarized in the three broad levels listed below:

Level 1 —	Quoted prices in active markets for identical securities.

Level 2 —	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 —	Significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of each Fund’s fair value measurements as of June 30, 2008:

Multi-Strategy Income and Growth (JPC)	Level 1	Level 2	Level 3	Total
Investments	$1,111,016,395	$733,218,772	$—	$1,844,235,167
Derivatives*	—	(138,013)	—	(138,013)
Securities sold short	(8,265,724)	—	—	(8,265,724)
Call options written	(11,019,271)	—	—	(11,019,271)

Total	$1,091,731,400	$733,080,759	$—	$1,824,812,159

Multi-Strategy Income and Growth 2 (JQC)	Level 1	Level 2	Level 3	Total
Investments	$1,555,830,398	$1,044,144,428	$—	$2,599,974,826
Derivatives*	—	(160,737)	—	(160,737)
Securities sold short	(11,562,040)	—	—	(11,562,040)
Call options written	(15,156,201)	—	—	(15,156,201)

Total	$1,529,112,157	$1,043,983,691	$—	$2,573,095,848

*	Represents net unrealized appreciation (depreciation).

The following is a reconciliation of each Fund’s Level 3 investments held at the beginning and end of the measurement period:

	Multi-Strategy	Multi-Strategy
	Income and Growth (JPC)	Income and Growth 2 (JQC)
	Level 3	Level 3
	Investments	Investments
Balance as of December 31, 2007	$4,003,008	$5,625,849
Gains (losses):
Net realized gains (losses)	568,137	798,463
Net change in unrealized appreciation (depreciation)	(303,329)	(426,300)
Net purchases at cost (sales at proceeds)	(850,056)	(1,194,674)
Net discounts (premiums)	22,374	31,445
Net transfers in to (out of) at end of period fair value	(3,440,134)	(4,834,783)

Balance as of June 30, 2008	$—	$—

3.	Fund Shares
On November 21, 2007, the Funds’ Board of Trustees approved an open market share repurchase program, as part of a broad, ongoing effort designed to support the market prices of the Funds’ Common shares. Under the terms of the program, each Fund may repurchase up to 10% of its outstanding Common shares.

Transactions in Common shares were as follows:

	Multi-Strategy		Multi-Strategy
	Income and Growth (JPC)		Income and Growth 2 (JQC)
	Six Months	Year	Six Months	Year
	Ended	Ended	Ended	Ended
	6/30/08	12/31/07	6/30/08	12/31/07
Common shares:
Repurchased	—	(311,100)	(38,900)	(725,600)
Issued to shareholders due to reinvestments of distributions	—	23,651	—	—

	—	(287,449)	(38,900)	(725,600)

Weighted average price per Common share repurchased	—	$10.67	$10.95	$10.83
Weighted average discount per Common share repurchased	—	13.81%	12.44%	13.85%

Transactions in Preferred shares were as follows:

	Multi-Strategy				Multi-Strategy
	Income and Growth (JPC)				Income and Growth 2 (JQC)
	Six Months Ended		Year Ended		Six Months Ended		Year Ended
	6/30/08		12/31/07		6/30/08		12/31/07
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Preferred shares redeemed:
Series M	3,000	$75,000,000	—	$ —	2,560	$64,000,000	—	$ —
Series M2	—	—	—	—	2,560	64,000,000	—	—
Series T	3,000	75,000,000	—	—	2,560	64,000,000	—	—
Series T2	—	—	—	—	2,560	64,000,000	—	—
Series W	3,000	75,000,000	—	—	2,560	64,000,000	—	—
Series W2	—	—	—	—	2,560	64,000,000	—	—
Series TH	3,000	75,000,000	—	—	2,560	64,000,000	—	—
Series TH2	—	—	—	—	2,560	64,000,000	—	—
Series F	3,000	75,000,000	—	—	2,560	64,000,000	—	—
Series F2	3,000	75,000,000	—	—	2,560	64,000,000	—	—

	18,000	$450,000,000	—	$ —	25,600	$640,000,000	—	$ —

4.	Investment Transactions
Purchases and sales (including maturities and proceeds from securities sold short, but excluding short-term investments, call options written and derivative transactions) during the six months ended June 30, 2008, were as follows:

	Multi-Strategy	Multi-Strategy
	Income	Income
	and Growth	and Growth 2
	(JPC)	(JQC)
Purchases	$353,368,590	$490,086,736
Sales and maturities	373,616,495	495,942,334

Transactions in call options written during the six months ended June 30, 2008, were as follows:

	Multi-Strategy		Multi-Strategy
	Income and Growth (JPC)		Income and Growth 2 (JQC)
	Number of	Premiums	Number of	Premiums
	Contracts	Received	Contracts	Received
Outstanding, beginning of period	29,645	$6,960,983	40,830	$9,718,151
Options written	35,018	9,920,278	46,693	13,430,538
Options terminated in closing purchase transactions	(3,223)	(532,218)	(5,565)	(1,276,636)
Options expired	(18,296)	(4,071,391)	(23,284)	(4,973,452)
Options exercised	(7,456)	(1,815,799)	(10,881)	(2,688,597)

Outstanding, end of period	35,688	$10,461,853	47,793	$14,210,004

Notes to FINANCIAL STATEMENTS (continued) (Unaudited)

5.	Income Tax Information
The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to the treatment of paydown gains and losses, recognition of premium amortization, timing differences in the recognition of income on REIT investments and timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts on the Statement of Assets and Liabilities presented in the annual report, based on their federal tax basis treatment; temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset values of the Funds.

At June 30, 2008, the cost of investments (excluding proceeds received on securities sold short and call options written) was as follows:

	Multi-Strategy
	Income and	Multi-Strategy Income and
	Growth (JPC)	Growth 2 (JQC)
Cost of investments	$2,078,776,702	$2,915,980,127

Gross unrealized appreciation and gross unrealized depreciation of investments (excluding proceeds received on securities sold short and call options written) at June 30, 2008, were as follows:

	Multi-Strategy	Multi-Strategy
	Income and	Income and
	Growth (JPC)	Growth 2 (JQC)
Gross unrealized:
Appreciation	$56,843,366	$79,796,919
Depreciation	(291,384,901)	(395,802,220)

Net unrealized appreciation (depreciation) of investments	$(234,541,535)	$(316,005,301)

The tax components of undistributed net ordinary income and net long-term capital gains at December 31, 2007, the Funds’ last tax year end, were as follows:

	Multi-Strategy	Multi-Strategy
	Income and	Income and
	Growth (JPC)	Growth 2 (JQC)
Undistributed net ordinary income *	$—	$—
Undistributed net long-term capital gains	—	—

*	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

The tax character of distributions paid during the Funds’ last tax year ended December 31, 2007, was designated for purposes of the dividends paid deduction as follows:

	Multi-Strategy	Multi-Strategy
	Income and	Income and
	Growth (JPC)	Growth 2 (JQC)
Distributions from net ordinary income *	$138,358,876	$200,640,767
Distributions from net long-term capital gains	—	2,560,636
Tax return of capital	12,226,104	7,272,288

*	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

Multi-Strategy Income and Growth 2 (JQC) elected to defer net realized losses from investments incurred from November 1, 2007 through December 31, 2007, the Funds’ last tax year end, (“post-October losses”) in accordance with federal income tax regulations. Post-October losses of $1,573,568 were treated as having arisen on the first day of the current fiscal year.

6.	Management Fees and Other Transactions with Affiliates
Each Fund’s management fee is separated into two components — a complex-level component, based on the aggregate amount of all fund assets managed by the Adviser, and a specific fund-level component, based only on the amount of assets within each individual Fund. This pricing structure enables Nuveen fund shareholders to benefit from growth in the assets within each individual fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee, payable monthly, for each Fund is based upon the average daily Managed Assets of each Fund as follows:

Average Daily Managed Assets	Fund-Level Fee Rate
For the first $500 million	.7000%
For the next $500 million	.6750
For the next $500 million	.6500
For the next $500 million	.6250
For Managed Assets over $2 billion	.6000

The annual complex-level fee, payable monthly, which is additive to the fund-level fee, for all Nuveen sponsored funds in the U.S., is based on the aggregate amount of total fund assets managed as stated in the table below. As of June 30, 2008, the complex-level fee rate was .1868%.

The complex-level fee schedule is as follows:

Complex-Level Asset Breakpoint Level (1)	Effective Rate at Breakpoint Level
$55 billion	.2000%
$56 billion	.1996
$57 billion	.1989
$60 billion	.1961
$63 billion	.1931
$66 billion	.1900
$71 billion	.1851
$76 billion	.1806
$80 billion	.1773
$91 billion	.1691
$125 billion	.1599
$200 billion	.1505
$250 billion	.1469
$300 billion	.1445

(1)	The complex-level fee component of the management fee for the funds is calculated based upon the aggregate Managed Assets (“Managed Assets” means the average daily net assets of each fund including assets attributable to preferred stock issued by or borrowings by the Nuveen funds) of Nuveen-sponsored funds in the U.S.

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Adviser is responsible for the overall strategy and asset allocation decisions. The Adviser has entered into Sub-Advisory Agreements with Spectrum Asset Management, Inc. (“Spectrum”), Symphony Asset Management, LLC (“Symphony”) and Tradewinds Global Investors, LLC (“Tradewinds”). Spectrum manages the portion of the Funds’ investment portfolios allocated to preferred securities. Symphony manages the portion of the Funds’ investment portfolios allocated to debt securities and certain equity investments. Tradewinds manages the portion of the Funds’ investment portfolios allocated to global equities. Each sub-adviser is compensated for its services to the Funds from the management fees paid to the Adviser. Spectrum also receives compensation on certain portfolio transactions for providing brokerage services to the Funds.

The Funds pay no compensation directly to those of its Trustees who are affiliated with the Adviser or to its Officers, all of whom receive remuneration for their services to the Funds from the Adviser or its affiliates. The Board of Trustees has adopted a deferred compensation plan for independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen advised funds.

Notes to FINANCIAL STATEMENTS (continued) (Unaudited)

For the first eight years of Multi-Strategy Income and Growth’s (JPC) operations, the Adviser has agreed to reimburse the Fund, as a percentage of average daily Managed Assets, for fees and expenses in the amounts and for the time periods set forth below:

Year Ending		Year Ending
March 31,		March 31,
2003 *	.32%	2008	.32%
2004	.32	2009	.24
2005	.32	2010	.16
2006	.32	2011	.08
2007	.32

*	From the commencement of operations.

The Adviser has not agreed to reimburse Multi-Strategy Income and Growth (JPC) for any portion of its fees and expenses beyond March 31, 2011.

For the first eight years of Multi-Strategy Income and Growth 2’s (JQC) operations, the Adviser has agreed to reimburse the Fund, as a percentage of average daily Managed Assets, for fees and expenses in the amounts and for the time periods set forth below:

Year Ending		Year Ending
June 30,		June 30,
2003 *	.32%	2008	.32%
2004	.32	2009	.24
2005	.32	2010	.16
2006	.32	2011	.08
2007	.32

*	From the commencement of operations.

The Adviser has not agreed to reimburse Multi-Strategy Income and Growth 2 (JQC) for any portion of its fees and expenses beyond June 30, 2011.

Related Party Holdings
Nuveen is owned by an investor group led by Madison Dearborn Partners, LLC. An affiliate of Merrill Lynch & Co. (“Merrill Lynch”), as part of this investor group, owns more than 5% of Nuveen’s common stock. As a result, Merrill Lynch is an indirect “affiliated person” (as that term is defined in the Investment Company Act of 1940) of each Fund.

At June 30, 2008, Multi-Strategy Income and Growth (JPC) and Multi-Strategy Income and Growth 2 (JQC) owned 557,861 and 807,945 shares, respectively, of Merrill Lynch and Company, Inc. preferred securities with aggregate market values of $10,363,475 and $14,521,379, respectively. Total income earned by Multi-Strategy Income and Growth (JPC) and Multi-Strategy Income and Growth 2 (JQC) from such securities amounted to $501,794 and $699,805, respectively, and is included in dividend income on the Statement of Operations.

7.	Senior Loan Commitments
Unfunded Commitments
Pursuant to the terms of certain of the variable rate senior loan agreements, Each Fund may have unfunded senior loan commitments. Each Fund will maintain with its custodian, cash, liquid securities and/or liquid senior loans having an aggregate value at least equal to the amount of unfunded senior loan commitments. At June 30, 2008, Multi-Strategy Income and Growth (JPC) and Multi-Strategy Income and Growth 2 (JQC) had unfunded senior loan commitments of $561,432 and $763,488, respectively.

Participation Commitments
With respect to the senior loans held in each Fund’s portfolio, the Funds may: 1) invest in assignments; 2) act as a participant in primary lending syndicates; or 3) invest in participations. If a Fund purchases a participation of a senior loan interest, a Fund would typically enter into a contractual agreement with the lender or other third party selling the participation, rather than directly with the Borrower. As such, a Fund not only assumes the credit risk of the Borrower, but also that of the Selling Participant or other persons interpositioned between the Fund and the Borrower. At June 30, 2008, there were no such outstanding participation commitments in either Fund.

8.	Borrowing Arrangements
Refinancings
On April 7, 2008, Multi-Strategy Income and Growth (JPC) entered into a $400 million prime brokerage facility with Bank of America. On April 7, 2008 and May 2, 2008, Multi-Strategy Income and Growth (JPC) utilized $255 million and $195 million, respectively, of the facility with Bank of America to redeem at liquidation value $450 million of its outstanding FundPreferred shares. For the six months ended June 30, 2008, the average daily balance outstanding and average annualized interest rate on these borrowings were $183,379,121 and 2.81%, respectively.

On April 16, 2008, Multi-Strategy Income and Growth 2 (JQC) entered into $640 million prime brokerage facility with Bank of America. On April 18, 2008 and May 13, 2008, Multi-Strategy Income and Growth 2 (JQC) utilized $400 million and $240 million, respectively, of the facility with Bank of America to redeem at liquidation value $640 million of its outstanding FundPreferred shares. For the six months ended June 30, 2008, the average daily balance outstanding and average annualized interest rate on these borrowings were $227,252,747 and 2.82%, respectively.

Interest expense incurred on these borrowing arrangements is recognized as “Interest expense on borrowings and amortization of borrowing costs” on the Statement of Operations.

9.	New Accounting Pronouncement
Financial Accounting Standards Board Statement of Financial Accounting Standards No. 161
In March 2008, the FASB issued SFAS No. 161, “Disclosures about Derivative Instruments and Hedging Activities.” This standard is intended to enhance financial statement disclosures for derivative instruments and hedging activities and enable investors to understand: a) how and why a fund uses derivative instruments, b) how derivative instruments and related hedge items are accounted for, and c) how derivative instruments and related hedge items affect a fund’s financial position, results of operations and cash flows. SFAS No. 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. As of June 30, 2008, management does not believe the adoption of SFAS No. 161 will impact the financial statement amounts; however, additional footnote disclosures may be required about the use of derivative instruments and hedging items.

Financial HIGHLIGHTS (Unaudited) Selected data for a Common share outstanding throughout each period:

		Investment Operations						Less Distributions
				Distributions
				from Net		Distributions		Net			Tax		Offering
	Beginning			Investment		from Capital		Investment		Capital	Return of		Costs and	Ending
	Common		Net	Income to		Gains to		Income to		Gains to	Capital to		FundPreferred	Common
	Share	Net	Realized/	FundPreferred		FundPreferred		Common		Common	Common		Share	Share	Ending
	Net Asset	Investment	Unrealized	Share-		Share-		Share-		Share-	Share-		Underwriting	Net Asset	Market
	Value	Income(a)	Gain (Loss)	holders†		holders†	Total	holders		holders	holders	Total	Discounts	Value	Value
Multi-Strategy Income and Growth (JPC)

Year Ended 12/31:
2008(f)	$12.38	$.47	$(1.13)	$(.11	)*****	$ —	$(.77)	$(.57	)*****	$ —	$ —	$(.57)	$ —	$11.04	$9.62
2007	14.26	.97	(1.34)	(.28)		(.09)	(.74)	(.77)		(.25)	(.12)	(1.14)	—	12.38	10.93
2006	14.18	1.02	.50	(.31)		(.03)	1.18	(.87)		(.08)	(.15)	(1.10)	—	14.26	14.29
2005	15.32	1.13	(.74)	(.22)		—	.17	(1.15)		(.16)	—	(1.31)	—	14.18	11.97
2004(b)	14.73	.52	.85	(.04)		(.01)	1.32	(.50)		(.23)	—	(.73)	—	15.32	14.33
Year Ended 7/31:
2004	14.12	1.25	.71	(.08)		—	1.88	(1.22)		(.05)	—	(1.27)	—	14.73	13.95
2003(c)	14.33	.30	(.02)	(.02)		—	.26	(.30)		—	—	(.30)	(.17)	14.12	14.57

Multi-Strategy Income and Growth 2 (JQC)

Year Ended 12/31:
2008(f)	12.46	.48	(.91)	(.11	)*****	—	(.54)	(.57	)*****	—	—	(.57)	—	11.35	9.87
2007	14.29	.97	(1.30)	(.26)		(.10)	(.69)	(.79)		(.30)	(.05)	(1.14)	—	12.46	11.00
2006	14.20	1.04	.48	(.30)		(.03)	1.19	(.93)		(.09)	(.08)	(1.10)	—	14.29	14.11
2005	15.18	1.12	(.70)	(.21)		(.01)	.20	(1.09)		(.09)	—	(1.18)	—	14.20	12.11
2004(b)	14.33	.51	.90	(.05)		—	1.36	(.49)		(.02)	—	(.51)	—	15.18	13.87
Year Ended 7/31:
2004	13.83	1.16	.73	(.08)		—	1.81	(1.17)		—	—	(1.17)	(.14)	14.33	13.54
2003(d)	14.33	.04	(.53)	—		—	(.49)	—		—	—	—	(.01)	13.83	14.69

(a)	Per share Net Investment Income is calculated using the average daily shares method.
(b)	For the period August 1, 2004 through December 31, 2004.
(c)	For the period March 26, 2003 (commencement of operations) through July 31, 2003.
(d)	For the period June 25, 2003 (commencement of operations) through July 31, 2003.
(e)	Borrowings interest expense includes amortization of borrowing costs.
(f)	For the six months ended June 30, 2008.
*	Annualized.
**	Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share Net Asset Value is the combination of changes in Common share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.
***	After custodian fee credit and expense reimbursement, where applicable.
****	Ratio rounds to less than .01%.
*****	Represents distributions paid “From and in excess of net investment income” for the six months ended June 30, 2008.

		Ratios/Supplemental Data
			Ratios to Average Net Assets				Ratios to Average Net Assets
			Applicable to Common Shares				Applicable to Common Shares
Total Returns			Before Credit/Reimbursement				After Credit/Reimbursement***
	Based
	on
	Common	Ending Net
Based	Share	Assets
on	Net	Applicable to			Net				Net		Portfolio
Market	Asset	Common			Investment				Investment		Turnover
Value**	Value**	Shares (000)	Expenses††		Income††		Expenses††		Income††		Rate

(6.86)%	(6.23)%	$1,097,542	2.10	%*	7.35	%*	1.65	%*	7.80	%*	19%
(16.28)%	(5.71)%	1,230,342	1.53%		6.54%		1.05%		7.03%		84%
29.81	8.71	1,421,951	1.49		6.80		1.00		7.28		72
(7.63)	1.32	1,419,946	1.50		7.25		1.03		7.72		37
8.06	9.07	1,533,722	1.51	*	7.66	*	1.04	*	8.13	*	13

4.34	13.44	1,474,983	1.53		7.90		1.05		8.37		19
(.89)	.58	1,412,983	1.29	*	5.67	*	.87	*	6.09	*	21

(5.10)%	(4.30)%	1,585,893	1.97	*	7.40	*	1.47	*	7.90	*	19
(14.70)%	(5.34)%	1,740,952	1.50		6.51		1.02		6.99		78
26.71	8.73	2,008,154	1.44		6.90		.96		7.37		77
(4.40)	1.41	2,002,079	1.46		7.25		.99		7.72		34
6.20	9.59	2,140,563	1.47	*	7.81	*	1.00	*	8.28	*	13

.10	12.25	2,021,258	1.47		7.51		1.00		7.98		27
(2.07)	(3.49)	1,950,622.97		*	2.86	*	.65	*	3.18	*	5

†	The amounts shown are based on Common share equivalents.

†† •	Ratios do not reflect the effect of dividend payments to FundPreferred shareholders.
•	Income ratios reflect income earned on assets attributable to FundPreferred shares and borrowings where applicable.

•	Each ratio includes the effect of the dividend expense on securities sold short as follows:

	Ratios of Dividend Expense
	on Securities Sold Short
	to Average Net Assets Applicable
	to Common Shares

Multi-Strategy Income and Growth (JPC)
Year Ended 12/31:
2008(f)	—	%****
2007	—	****
2006	—
2005	.01
2004(b)	.04	*
Year Ended 7/31:
2004	.03
2003(c)	—

Multi-Strategy Income and Growth 2 (JQC)
Year Ended 12/31:
2008(f)	—	%****
2007	—	****
2006	—
2005	.01
2004(b)	.05	*
Year Ended 7/31:
2004	03
2003(d)	—

•	Each ratio includes the effect of the interest expense paid on borrowings as follows:

Ratios of Borrowing Interest Expense
to Average Net Assets Applicable
to Common Shares(e)

Multi-Strategy Income and Growth (JPC)
Year Ended 12/31:
2008(f)
2007	.50%*
2006	—
2005	—
2004(b)	—
Year Ended 7/31:
2004	—
2003(c)	—

Multi-Strategy Income and Growth 2 (JQC)
Year Ended 12/31:
2008(f)
2007	.43%*
2006	—
2005	—
2004(b)	—
Year Ended 7/31:
2004	—
2003(d)	—

See accompanying notes to financial statements.

Financial HIGHLIGHTS (continued) (Unaudited)

	FundPreferred Shares at End of Period			Borrowings at End of Period
		Liquidation and
	Aggregate Amount	Market Value	Asset Coverage	Aggregate Amount	Asset Coverage
	Outstanding (000)	Per Share	Per Share	Outstanding (000)	Per $1,000
Multi-Strategy Income and Growth (JPC)

Year Ended 12/31:
2008(f)	$258,000	$25,000	$131,351	$450,000	$4,012
2007	708,000	25,000	64,444	—	—
2006	708,000	25,000	75,210	—	—
2005	708,000	25,000	75,139	—	—
2004(b)	708,000	25,000	79,157	—	—
Year Ended 7/31:
2004	708,000	25,000	77,083	—	—
2003(c)	708,000	25,000	74,893	—	—

Multi-Strategy Income and Growth 2 (JQC)

Year Ended 12/31:
2008(f)	325,000	25,000	146,992	640,000	3,986
2007	965,000	25,000	70,102	—	—
2006	965,000	25,000	77,025	—	—
2005	965,000	25,000	76,867	—	—
2004(b)	965,000	25,000	80,455	—	—
Year Ended 7/31:
2004	965,000	25,000	77,364	—	—
2003(d)	—	—	—	—	—

Annual Investment
Management Agreement
APPROVAL PROCESS

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that each investment advisory agreement between a fund and its investment adviser (including sub-advisers) will continue in effect from year to year only if its continuance is approved at least annually by the fund’s board members, including by a vote of a majority of the board members who are not parties to the advisory agreement or “interested persons” of any parties (the “Independent Board Members”), cast in person at a meeting called for the purpose of considering such approval. In connection with such approvals, the fund’s board members must request and evaluate, and the investment adviser is required to furnish, such information as may be reasonably necessary to evaluate the terms of the advisory agreement. Accordingly, at a meeting held on May 28-29, 2008 (the “May Meeting”), the Boards of Trustees (each, a “Board” and each Trustee, a “Board Member”) of the Funds, including a majority of the Independent Board Members, considered and approved the continuation of the advisory and sub-advisory agreements for the Funds for an additional one-year period. These agreements include the investment advisory agreements between Nuveen Asset Management (“NAM”) and each Fund and the sub-advisory agreements between NAM and Spectrum Asset Management, Inc. (“Spectrum”), NAM and Tradewinds Global Investors, LLC (“Tradewinds”) and NAM and Symphony Asset Management LLC (“Symphony”) (Spectrum, Tradewinds and Symphony are each a “Sub-Adviser”). In preparation for their considerations at the May Meeting, the Board also held a separate meeting on April 23, 2008 (the “April Meeting”). Accordingly, the factors considered and determinations made regarding the renewals by the Independent Board Members include those made at the April Meeting.

In addition, in evaluating the applicable advisory agreements (each an “Investment Management Agreement”) and sub-advisory agreements (each a “Sub-Advisory Agreement,” and each Investment Management Agreement and Sub-Advisory Agreement, an “Advisory Agreement”), as described in further detail below, the Independent Board Members reviewed a broad range of information relating to the Funds, NAM and the Sub-Advisers (NAM and each Sub-Adviser are each a “Fund Adviser”), including absolute performance, fee and expense information for the Funds as well as comparative performance, fee and expense information for a comparable peer group of funds, the performance information of recognized and/or customized benchmarks (as applicable), the profitability of Nuveen for its advisory activities (which includes its wholly owned subsidiaries), and other information regarding the organization, personnel, and services provided by the respective Fund Adviser. The Independent Board Members also met quarterly as well as at other times as the need arose during the year and took into account the information provided at such meetings and the knowledge gained therefrom. Prior to approving the renewal of the Advisory Agreements, the Independent Board Members reviewed the foregoing information with their independent legal counsel and with management, reviewed materials from independent legal counsel describing applicable law and their duties in reviewing advisory contracts, and met with independent legal counsel in private sessions without management present. The Independent Board Members considered the legal advice provided by independent legal counsel and relied upon their knowledge of the Fund Adviser, its services and the Funds resulting from their meetings and other interactions throughout the year and their own business judgment in determining the factors to be considered in evaluating the Advisory Agreements. Each Board Member may have accorded different weight to the various factors in reaching his or her conclusions with respect to a Fund’s Advisory Agreements. The Independent Board Members did not identify any single factor as all-important or controlling. The Independent Board Members’ considerations were instead based on a comprehensive consideration of all the information presented. The principal factors considered by the Board and its conclusions are described below.

A.	Nature, Extent and Quality of Services
In considering renewal of the Investment Management Agreements, the Independent Board Members considered the nature, extent and quality of the Fund Adviser’s services, including advisory services and administrative services. The Independent Board Members reviewed materials outlining, among other things, NAM’s organization and business; the types of services that NAM or its affiliates provide and are expected to provide to the Funds;

Annual Investment
Management Agreement
APPROVAL PROCESS (continued)

the performance record of the applicable Fund (as described in further detail below); and any initiatives Nuveen had taken for the applicable fund product line. With respect to personnel, the Independent Board Members evaluated the background, experience and track record of the Fund Adviser’s investment personnel. In this regard, the Independent Board Members considered the additional investment in personnel to support Nuveen fund advisory activities, including in operations, product management and marketing as well as related fund support functions, including sales, executive, finance, human resources and information technology. The Independent Board Members also reviewed information regarding portfolio manager compensation arrangements to evaluate NAM’s ability to attract and retain high quality investment personnel.

In evaluating the services of NAM, the Independent Board Members also considered NAM’s oversight of the performance, business activities and compliance of the Sub-Advisers, the ability to supervise the Funds’ other service providers and given the importance of compliance, NAM’s compliance program. Among other things, the Independent Board Members considered the report of the chief compliance officer regarding the Funds’ compliance policies and procedures.

In addition to advisory services, the Independent Board Members considered the quality of administrative services provided by NAM and its affiliates including product management, fund administration, oversight of service providers, shareholder services, administration of Board relations, regulatory and portfolio compliance and legal support.

The Independent Board Members reviewed an evaluation of the Sub-Advisers from NAM, including information as to the process followed by NAM in evaluating sub-advisers. The evaluation also included information relating to each Sub-Adviser’s organization, operations, personnel, assets under management, investment philosophy, strategies and techniques in managing the Funds, developments affecting each Sub-Adviser, and an analysis of each Sub-Adviser. The Board considered the performance of the portion of the investment portfolio of each Fund for which the respective Sub-Adviser is responsible. The Board also recognized that the Sub-Advisory Agreements were essentially agreements for portfolio management services only and the Sub-Advisers were not expected to supply other significant administrative services to the Funds. During the last year, the Independent Board Members noted that they visited several sub-advisers to the Nuveen funds, meeting their key investment and business personnel. In this regard, during 2007, the Independent Board Members visited Tradewinds and Symphony. The Independent Board Members also noted that they anticipate visiting each sub-adviser to the Nuveen funds at least once over the course of a multiple-year rotation. The Independent Board Members further noted that NAM recommended the renewal of the applicable Sub-Advisory Agreements and considered the basis for such recommendations and any qualifications in connection therewith.

In addition to the foregoing services, the Independent Board Members also noted the additional services that NAM or its affiliates provide to closed-end funds, including, in particular, its secondary market support activities and the costs of such activities. The Independent Board Members recognized Nuveen’s continued commitment to supporting the secondary market for the common shares of its closed-end funds through a variety of programs designed to raise investor and analyst awareness and understanding of closed-end funds. These efforts include maintaining an investor relations program to timely provide information and education to financial advisers and investors; providing advertising and marketing for the closed-end funds; maintaining its closed-end fund website; and providing educational seminars. With respect to closed-end funds that utilize leverage through the issuance of auction rate preferred securities (“ARPS”), the Board has recognized the unprecedented market conditions in the auction rate market industry with the failure of the auction process. The Independent Board Members noted Nuveen’s efforts and the resources and personnel employed to analyze the situation, explore potential alternatives and develop and implement solutions that serve the interests of the affected funds and all of their respective shareholders. The Independent Board Members further noted Nuveen’s commitment and efforts to keep investors and financial advisers informed as to its progress in addressing the ARPS situation through, among other things, conference calls, press releases, and information posted on its website as well as its refinancing activities. The

Independent Board Members also noted Nuveen’s continued support for holders of preferred shares of its closed-end funds by, among other things, seeking distribution for preferred shares with new market participants, managing relations with remarketing agents and the broker community, maintaining the leverage and risk management of leverage and maintaining systems necessary to test compliance with rating agency criteria.

Based on their review, the Independent Board Members found that, overall, the nature, extent and quality of services provided (and expected to be provided) to the Funds under the respective Investment Management Agreement or Sub-Advisory Agreement, as applicable, were satisfactory.

B.	The Investment Performance of the Funds and Fund Advisers
The Board considered the investment performance of each Fund, including the Fund’s historic performance as well as its performance compared to funds with similar investment objectives (the “Performance Peer Group”) based on data provided by an independent third party (as described below). In addition, the Independent Board Members reviewed the respective Fund’s historic performance compared to recognized and/or customized benchmarks (as applicable).

In evaluating the performance information, the Board considered whether the Fund has operated within its investment objectives and parameters and the impact that the investment mandates may have had on performance. In addition, in comparing a Fund’s performance with that of its Performance Peer Group, the Independent Board Members took into account that the closest Performance Peer Group in certain instances may not adequately reflect the respective fund’s investment objectives and strategies thereby hindering a meaningful comparison of the fund’s performance with that of the Performance Peer Group. These Performance Peer Groups include those for the Funds. In addition, the Independent Board Members noted the previous changes to the investment mandate of the Funds limit somewhat the usefulness of reviewing the Funds’ past performance.

The Independent Board Members reviewed performance information including, among other things, total return information compared with the Fund’s Performance Peer Group as well as recognized and/or customized benchmarks (as appropriate) for the one-, three- and five-year periods (as applicable) ending December 31, 2007 and with the Fund’s Performance Peer Group for the quarter, one-, three-, and five- year periods ending March 31, 2008 (as applicable). This information supplemented the Fund performance information provided to the Board at each of its quarterly meetings. Based on their review, the Independent Board Members determined that the respective Fund’s investment performance over time had been satisfactory.

C.	Fees, Expenses and Profitability
1. Fees and Expenses
The Board evaluated the management fees and expenses of each Fund reviewing, among other things, such Fund’s gross management fees (which take into account breakpoints), net management fees (which take into account fee waivers or reimbursements) and total expense ratios (before and after expense reimbursements and/or waivers) in absolute terms as well as compared to the gross management fees, net management fees (after waivers and/or reimbursements) and total expense ratios (before and after waivers) of a comparable universe of unaffiliated funds based on data provided by an independent data provider (the “Peer Universe”) and/or a more focused subset of funds therein (the “Peer Group”). The Independent Board Members further reviewed data regarding the construction of Peer Groups as well as the methods of measurement for the fee and expense analysis and the performance analysis. In reviewing the comparisons of fee and expense information, the Independent Board Members took into account that in certain instances various factors such as the size of the Fund relative to peers, the size and particular composition of the Peer Group, the investment objectives of the peers, expense anomalies, and the timing of information used may impact the comparative data, thereby limiting the ability to make a meaningful comparison. The Independent Board Members also considered, among other things, the differences in the use of leverage. In addition, the Independent Board Members noted the limited Peer Groups available for the Nuveen funds with multi-sleeves of investments. In reviewing the fee schedule for a Fund, the Independent Board Members considered the fund-level and complex-wide breakpoint schedules (described in further detail below) and any fee waivers and

Annual Investment
Management Agreement
APPROVAL PROCESS (continued)

reimbursements provided by Nuveen (applicable, in particular, for certain closed-end funds launched since 1999). Based on their review of the fee and expense information provided, the Independent Board Members determined that each Fund’s management fees and net total expense ratio were reasonable in light of the nature, extent and quality of services provided to the Fund.

2. Comparisons with the Fees of Other Clients
The Independent Board Members further reviewed information regarding the nature of services and fee rates offered by NAM to other clients. Such clients include separately managed accounts (both retail and institutional accounts) and funds that are not offered by Nuveen but are sub-advised by one of Nuveen’s investment management teams. In evaluating the comparisons of fees, the Independent Board Members noted that the fee rates charged to the Funds and other clients vary, among other things, because of the different services involved and the additional regulatory and compliance requirements associated with registered investment companies, such as the Funds. Accordingly, the Independent Board Members considered the differences in the product types, including, but not limited to, the services provided, the structure and operations, product distribution and costs thereof, portfolio investment policies, investor profiles, account sizes and regulatory requirements. The Independent Board Members noted, in particular, that the range of services provided to the Funds (as discussed above) is much more extensive than that provided to separately managed accounts. Given the inherent differences in the products, particularly the extensive services provided to the Funds, the Independent Board Members believe such facts justify the different levels of fees.

In considering the fees of the Sub-Advisers, the Independent Board Members also considered the pricing schedule or fees that each Sub-Adviser charges for similar investment management services for other fund sponsors or clients (such as retail and/or institutional managed accounts) as applicable. With respect to Symphony, the Independent Board Members also reviewed the fees it assesses for equity and taxable fixed-income hedge funds and hedge accounts it manages, which include a performance fee. In addition, the Independent Board Members noted that with respect to Spectrum, the Sub-Adviser unaffiliated with Nuveen, such fees were the result of arm’s-length negotiations.

3. Profitability of Fund Advisers
In conjunction with its review of fees, the Independent Board Members also considered the profitability of Nuveen for its advisory activities (which incorporated Nuveen’s wholly-owned affiliated sub-advisers) and its financial condition. The Independent Board Members reviewed the revenues and expenses of Nuveen’s advisory activities for the last two years and the allocation methodology used in preparing the profitability data. The Independent Board Members noted this information supplemented the profitability information requested and received during the year to help keep them apprised of developments affecting profitability (such as changes in fee waivers and expense reimbursement commitments). In this regard, the Independent Board Members noted that they had also appointed an Independent Board Member as a point person to review and keep them apprised of changes to the profitability analysis and/or methodologies during the year. The Independent Board Members considered Nuveen’s profitability compared with other fund sponsors prepared by two independent third party service providers as well as comparisons of the revenues, expenses and profit margins of various unaffiliated management firms with similar amounts of assets under management prepared by Nuveen.

In reviewing profitability, the Independent Board Members recognized the subjective nature of determining profitability which may be affected by numerous factors including the allocation of expenses. Further, the Independent Board Members recognized the difficulties in making comparisons as the profitability of other advisers generally is not publicly available and the profitability information that is available for certain advisers or management firms may not be representative of the industry and may be affected by, among other things, the adviser’s particular business mix, capital costs, types of funds managed and expense allocations.

Notwithstanding the foregoing, the Independent Board Members reviewed Nuveen’s methodology and assumptions for allocating expenses across product lines to determine profitability. In reviewing profitability, the Independent Board Members recognized Nuveen’s investment in its fund business.

Based on its review, the Independent Board Members concluded that Nuveen’s level of profitability for its advisory activities was reasonable in light of the services provided. With respect to Spectrum, the Sub-Adviser unaffiliated with Nuveen, the Independent Board Members also considered such Sub-Adviser’s revenues, expenses (including the basis for allocating expenses) and profitability margins (pre- and post-tax). Based on their review, the Independent Board Members were satisfied that such Sub-Adviser’s level of profitability was reasonable in light of the services provided.

In evaluating the reasonableness of the compensation, the Independent Board Members also considered other amounts paid to a Fund Adviser by the Funds as well as any indirect benefits (such as soft dollar arrangements, if any) the Fund Adviser and its affiliates receive, or are expected to receive, that are directly attributable to the management of the Funds, if any. See Section E below for additional information on indirect benefits the Fund Adviser may receive as a result of its relationship with the Funds. Based on their review of the overall fee arrangements of each Fund, the Independent Board Members determined that the advisory fees and expenses of the respective Fund were reasonable.

D.	Economies of Scale and Whether Fee Levels Reflect These Economies of Scale
With respect to economies of scale, the Independent Board Members recognized the potential benefits resulting from the costs of a fund being spread over a larger asset base. The Independent Board Members therefore considered whether the Funds have appropriately benefited from any economies of scale and whether there is potential realization of any further economies of scale. In considering economies of scale, the Independent Board Members have recognized that economies of scale are difficult to measure and predict with precision, particularly on a fund-by-fund basis. Notwithstanding the foregoing, one method to help ensure the shareholders share in these benefits is to include breakpoints in the advisory fee schedule. Accordingly, the Independent Board Members reviewed and considered the fund-level breakpoints in the advisory fee schedules that reduce advisory fees. In this regard, given that the Funds are closed-end funds, the Independent Board Members recognized that although the Funds may from time to time make additional share offerings, the growth in their assets will occur primarily through appreciation of each such Fund’s investment portfolio.

In addition to fund-level advisory fee breakpoints, the Board also considered the Funds’ complex-wide fee arrangement. Pursuant to the complex-wide fee arrangement, the fees of the funds in the Nuveen complex, including the Funds, are reduced as the assets in the fund complex reach certain levels. In evaluating the complex-wide fee arrangement, the Independent Board Members recognized that the complex-wide fee schedule was recently revised in 2007 to provide for additional fee savings to shareholders and considered the amended schedule. The Independent Board Members further considered that the complex-wide fee arrangement seeks to provide the benefits of economies of scale to fund shareholders when total fund complex assets increase, even if assets of a particular fund are unchanged or have decreased. The approach reflects the notion that some of Nuveen’s costs are attributable to services provided to all its funds in the complex and therefore all funds benefit if these costs are spread over a larger asset base. Based on their review, the Independent Board Members concluded that the breakpoint schedule and complex-wide fee arrangement were acceptable and desirable in providing benefits from economies of scale to shareholders.

E.	Indirect Benefits
In evaluating fees, the Independent Board Members received and considered information regarding potential “fall out” or ancillary benefits the respective Fund Adviser or its affiliates may receive as a result of its relationship with each Fund. In this regard, the Independent Board Members considered revenues received by affiliates of NAM for serving as agent at Nuveen’s preferred trading desk and for serving as a co-manager in the initial public offering of new closed-end exchange traded funds.

In addition to the above, the Independent Board Members considered whether the Fund Adviser received any benefits from soft dollar arrangements whereby a portion of the commissions paid by a Fund for brokerage may

Annual Investment
Management Agreement
APPROVAL PROCESS (continued)

be used to acquire research that may be useful to the Fund Adviser in managing the assets of the Funds and other clients. With respect to NAM, the Independent Board Members noted that NAM does not currently have any soft dollar arrangements; however, to the extent certain bona fide agency transactions that occur on markets that traditionally trade on a principal basis and riskless principal transactions are considered as generating “commissions,” NAM intends to comply with the applicable safe harbor provisions.

With respect to Tradewinds, the Independent Board Members considered that such Sub-Adviser may benefit from its soft dollar arrangements pursuant to which it receives research from brokers that execute the applicable Fund’s portfolio transactions and noted that its profitability may be lower if it were required to pay for this research with hard dollars. The Board noted that Spectrum does not direct trades through non-affiliated broker-dealers and therefore does not have any brokerage to provide in order to receive research or related services on a soft dollar basis; however, this Sub-Adviser may from time to time receive research from various firms with which it transacts client business, but it has no arrangements with these firms and clients do not pay higher commissions to receive such research. Further, the Board considered that Symphony currently does not enter into soft dollar arrangements; however, it has adopted a soft dollar policy in the event it does so in the future.

Based on their review, the Independent Board Members concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Funds were reasonable and within acceptable parameters.

F.	Other Considerations
The Independent Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, unanimously concluded that the terms of the Investment Management Agreements and Sub-Advisory Agreements are fair and reasonable, that the respective Fund Adviser’s fees are reasonable in light of the services provided to each Fund and that the Investment Management Agreements and the Sub-Advisory Agreements be renewed.

Reinvest Automatically
EASILY and CONVENIENTLY

Nuveen makes reinvesting easy. A phone call is all it takes to set up your reinvestment account.

Nuveen Closed-End Funds Dividend Reinvestment Plan
Your Nuveen Closed-End Fund allows you to conveniently reinvest dividends and/or capital gains distributions in additional Fund shares.

By choosing to reinvest, you’ll be able to invest money regularly and automatically, and watch your investment grow through the power of tax-free compounding. Just like dividends or distributions in cash, there may be times when income or capital gains taxes may be payable on dividends or distributions that are reinvested.

It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

Easy and convenient
To make recordkeeping easy and convenient, each month you’ll receive a statement showing your total dividends and distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

How shares are purchased
The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the greater of the net asset value or 95% of the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. If the Plan Agent begins purchasing Fund shares on the open market while shares are trading below net asset value, but the Fund’s shares subsequently trade at or above their net asset value before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares’ net asset value or 95% of the shares’ market value on the last business day immediately prior to the purchase date. Dividends and distributions received to purchase shares in the open market will normally be invested shortly after the dividend payment date. No interest will be paid on dividends and distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

Flexible
You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change. Should you withdraw, you can receive a certificate for all whole shares credited to your reinvestment account and cash payment for fractional shares, or cash payment for all reinvestment account shares, less brokerage commissions and a $2.50 service fee.

You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

Call today to start reinvesting dividends and/or distributions
For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

Glossary of
TERMS USED in this REPORT

■	Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

■	Collateralized Debt Obligations (CDOs): Collateralized debt obligations are a type of asset-backed security constructed from a portfolio of fixed-income assets. CDOs usually are divided into different tranches having different ratings and paying different interest rates. Losses, if any, are applied in reverse order of seniority and so junior tranches generally offer higher coupons to compensate for added default risk.

■	Market Yield (also known as Dividend Yield or Current Yield): Market yield is based on the Fund’s current annualized quarterly distribution divided by the Fund’s current market price. The Fund’s quarterly distributions to its shareholders may be comprised of ordinary income, net realized capital gains and, if at the end of the calendar year the Fund’s cumulative net ordinary income and net realized gains are less than the amount of the Fund’s distributions, a tax return of capital.

■	Net Asset Value (NAV): A Fund’s common share NAV per share is calculated by subtracting the liabilities of the Fund (including any Preferred shares issued in order to leverage the Fund) from its total assets and then dividing the remainder by the number of shares outstanding. Fund NAVs are calculated at the end of each business day.

NOTES

Board of Trustees
John P. Amboian
Robert P. Bremner
Jack B. Evans
William C. Hunter
David J. Kundert
William J. Schneider
Judith M. Stockdale
Carole E. Stone
Terence J. Toth

Fund Manager
Nuveen Asset Management
333 West Wacker Drive
Chicago, IL 60606

Custodian
State Street Bank & Trust Company
Boston, MA

Transfer Agent and
Shareholder Services
State Street Bank & Trust Company
Nuveen Funds
P.O. Box 43071
Providence, RI 02940-3071
(800) 257-8787

Legal Counsel
Chapman and Cutler LLP
Chicago, IL

Independent Registered
Public Accounting Firm
Ernst & Young LLP
Chicago, IL

Each Fund intends to repurchase or redeem shares of its own common or preferred stock in the future at such times and in such amounts as is deemed advisable. During the period covered by this report JQC repurchased 38,900 common shares, and JPC and JQC redeemed 18,000 and 25,600 preferred shares, respectively. Any future repurchases or redemptions will be reported to shareholders in the next annual or semi-annual report.

Other Useful INFORMATION

QUARTERLY PORTFOLIO OF INVESTMENTS AND PROXY VOTING INFORMATION

You may obtain (i) each Fund’s quarterly portfolio of investments, (ii) information regarding how the Funds voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, 2008, and (iii) a description of the policies and procedures that the Funds used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission (“SEC”). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC at (202) 942-8090 for room hours and operation. You may also request Fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC’s Public Reference Section at 100 F Street NE, Washington, D.C. 20549.

CEO Certification Disclosure

Each Fund’s Chief Executive Officer has submitted to the New York Stock Exchange (NYSE) the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual.

Each Fund has filed with the Securities and Exchange Commission the certification of its Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Nuveen Investments:
SERVING INVESTORS FOR GENERATIONS

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions. For the past century, Nuveen Investments has adhered to the belief that the best approach to investing is to apply conservative risk-management principles to help minimize volatility.

Building on this tradition, we today offer a range of high quality equity and fixed-income solutions that are integral to a well-diversified core portfolio. Our clients have come to appreciate this diversity, as well as our continued adherence to proven, long-term investing principles.

We offer many different investing solutions for our clients’ different needs.
Nuveen Investments is a global investment management firm that seeks to help secure the long-term goals of institutions and high net worth investors as well as the consultants and financial advisors who serve them. Nuveen Investments markets its growing range of specialized investment solutions under the high-quality brands of HydePark, NWQ, Nuveen, Rittenhouse, Santa Barbara, Symphony and Tradewinds. In total, the Company managed $152 billion of assets on June 30, 2008.

Find out how we can help you reach your financial goals.
To learn more about the products and services Nuveen Investments offers, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest.

Be sure to obtain a prospectus, where applicable. Investors should consider the investment objective and policies, risk considerations, charges and expenses of the Fund carefully before investing. The prospectus contains this and other information relevant to an investment in the Fund. For a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at:	www.nuveen.com/cef

Share prices Fund details Daily financial news Investor education Interactive planning tools

ESA-F-0608D

ITEM 2. CODE OF ETHICS.
Not applicable to this filing.
ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
Not applicable to this filing.
ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
Not applicable to this filing.
ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
Not applicable to this filing.
ITEM 6. SCHEDULE OF INVESTMENTS.
See Portfolio of Investments in Item 1.
ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable to this filing.
ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable to this filing.
ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Period*	(a)	(b)	(c)	(d)*
	TOTAL NUMBER OF	AVERAGE	TOTAL NUMBER OF SHARES	MAXIMUM NUMBER (OR
	SHARES (OR	PRICE	(OR UNITS) PURCHASED AS	APPROXIMATE DOLLAR VALUE) OF
	UNITS)	PAID PER	PART OF PUBLICLY	SHARES (OR UNITS) THAT MAY YET
	PURCHASED	SHARE (OR	ANNOUNCED PLANS OR	BE PURCHASED UNDER THE PLANS OR
		UNIT)	PROGRAMS	PROGRAMS

JANUARY 1-31, 2008	0	$0	0	9,688,900

FEBRUARY 1-29, 2008	0	$0	0	9,688,900

MARCH 1-31, 2008	0	$0	0	9,688,900

APRIL 1-30, 2008	0	$0	0	9,688,900

MAY 1-31, 2008	0	$0	0	9,688,900

JUNE 1-30, 2008	0	$0	0	9,688,900

TOTAL	0
* The registrant’s repurchase program was announced November 21, 2007. The registrant’s repurchase program authorized the repurchase of 10,000,000 shares. The repurchases made by the registrant pursuant to the program were all made through open-market transactions.
ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board implemented after the registrant last provided disclosure in response to this item.
ITEM 11. CONTROLS AND PROCEDURES.
(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)(17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.
ITEM 12. EXHIBITS.
File the exhibits listed below as part of this Form.
(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable to this filing.
(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: Ex-99.CERT attached hereto.
(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable.
(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference. Ex-99.906 CERT attached hereto.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Multi-Strategy Income and Growth Fund
By (Signature and Title)*	/s/ Kevin J. McCarthy
Kevin J. McCarthy
Vice President and Secretary

Date: September 8, 2008
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Gifford R. Zimmerman
Gifford R. Zimmerman
Chief Administrative Officer (principal executive officer)

Date: September 8, 2008

By (Signature and Title)*	/s/ Stephen D. Foy
Stephen D. Foy
Vice President and Controller (principal financial officer)

Date: September 8, 2008

*	Print the name and title of each signing officer under his or her signature.